UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6093

Name of Registrant: Vanguard Institutional Index Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2003 - June 30, 2003

Item 1: Reports to Shareholders

                           VANGUARD(R) INSTITUTIONAL INDEX FUND

SEMIANNUAL REPORT
              [GRAPHICS]
                 JUNE 30, 2003

                                                          THE VANGUARD GROUP (R)

ETERNAL PRINCIPLES

Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

================================================================================
SUMMARY
--------------------------------------------------------------------------------

* Both share classes of Vanguard Institutional Index Fund returned 11.8% in the first half of the year, matching the return of the fund's target benchmark.

* Every major stock sector rose as investor optimism surged during the second quarter.

* The fund's 15.4% advance in the second three months of the year represented its largest quarterly gain since the fourth quarter of 1998.
--------------------------------------------------------------------------------

================================================================================
CONTENTS
--------------------------------------------------------------------------------
 1  Letter from the Chairman
 5  Fund Profile
 6  Glossary of Investment Terms
 7  Performance Summary
 8  Financial Statements
--------------------------------------------------------------------------------

================================================================================
LETTER FROM THE CHAIRMAN                            [picture of John J. Brennan]

Dear Shareholder,

During the six months ended June 30, 2003, both share classes of Vanguard Institutional Index Fund returned 11.8% as investor confidence surged during the second quarter. Your fund's returns matched the 11.8% return of its benchmark, the Standard & Poor's 500 Index, and surpassed the 10.4% average return of its peer fund group.

     The adjacent table provides the total returns for your fund (both the Institutional and Institutional Plus Shares) and its comparative yardsticks. The per-share components of your fund's total returns appear on page 4.

====================================================
TOTAL RETURNS                       SIX MONTHS ENDED
                                       JUNE 30, 2003
----------------------------------------------------
VANGUARD INSTITUTIONAL INDEX FUND
  Institutional Shares                         11.8%
  Institutional Plus Shares                    11.8
Average Large-Cap Core Fund*                   10.4
S&P 500 Index                                  11.8
----------------------------------------------------
*Derived from data provided by Lipper Inc.
====================================================

STOCKS RALLIED DESPITE WAR

The war with Iraq, a lackluster economy, and rising unemployment did little to impede the U.S. stock market during the half-year ended June 30, 2003. Indeed, the start of the war in mid-March marked the beginning of a sharp rally in stocks that outlasted the conflict. For the first half of 2003, the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned a stellar 12.9%.

     The gain was virtually universal, with all market segments and industrial sectors posting positive returns. Small-capitalization stocks outperformed large-caps. And according to most (but not all) style-based indexes, growth stocks, whose prices reflect expectations for above-average earnings growth, outpaced value stocks (those that generally trade at below-average valuations relative to earnings, book values, or other measures).

     Almost without exception, markets overseas also contributed to the bounty. The Morgan Stanley Capital International (MSCI) All Country World Index Free ex USA returned 11.1% in U.S. dollars, with emerging markets posting the highest returns.

BONDS ALSO RALLIED; INTEREST RATES FELL TO 45-YEAR LOWS
In the fixed income market, risk was rewarded during the six months. The lower the credit rating of the bond issuer, the higher the return. The Lehman Brothers High Yield Bond Index surged 18.5%--well above the still-respectable six-month return of 3.9% for the overall bond market, as measured by the Lehman Aggregate Bond Index. During the half-year, the yield of the 10-year U.S. Treasury note fell 30 basis points (0.30 percentage point) to 3.51%, as bond prices rose.

     Meanwhile, short-term interest rates fell to their lowest levels in 45 years. In late June, citing concerns about sustainable economic growth and potential deflation, the Federal Reserve Board lowered the target for the federal funds rate (the interest rate charged for overnight loans between banks) by 25 basis points to 1.00%. It was the 13th rate cut in 21/2 years. The yield of the 3-month Treasury bill--a fair proxy for money market yields, tracking Fed moves with a lag--fell 34 basis points during the six months to 0.85%, well below the inflation rate.

=====================================================================
MARKET BAROMETER                                        TOTAL RETURNS
                                          PERIODS ENDED JUNE 30, 2003
---------------------------------------------------------------------
                                              SIX       ONE      FIVE
                                           MONTHS      YEAR    YEARS*
---------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)             12.3%      1.0%     -1.2%
Russell 2000 Index (Small-caps)             17.9      -1.6       1.0
Wilshire 5000 Index (Entire market)         12.9       1.3      -1.3
MSCI All Country World Index Free
 ex USA (International)                     11.1      -4.2      -2.8
---------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                  3.9%     10.4%      7.5%
 (Broad taxable market)
Lehman Municipal Bond Index                  3.8       8.7       6.3
Citigroup 3-Month Treasury Bill Index        0.6       1.4       3.9
---------------------------------------------------------------------
CPI
Consumer Price Index                         1.5%      2.1%      2.4%
---------------------------------------------------------------------
*Annualized.
=====================================================================

A SECOND-QUARTER RALLY PROVIDED A WELCOME BOOST
Vanguard Institutional Index Fund's performance during the first half of 2003--like that of the S&P 500 Index--was dominated by a second-quarter rally that brought a welcome reprieve from the three-year bear market in stocks. The fund's 11.8% advance for the six months ended June 30 was due to its 15.4% jump in the second quarter--its best quarterly showing since the fourth quarter of 1998. Stocks across the index were boosted during the spring by the favorable market reaction to the events in Iraq, a new federal tax cut, and interest rates that continued to drift lower.

     Every sector of the market gained ground over the past six months. Technology stocks, the index's third largest group, led the way with a 16.5% gain as investors anticipated a revival of sales of tech equipment and services. Reflecting the widespread optimism that the U.S. economy was finally poised for increased growth in the months ahead, consumer discretionary stocks rose 15.9%. Financial services stocks, the index's largest sector, posted a 12.0% gain.

     Although growth stocks generally outperformed value stocks, slower-growing industries still gained 5% or more. Sectors that fell into this group included consumer staples, integrated oils, materials & processing, and auto & transportation.

KEEPING AN EYE ON THE LONG TERM
The stock market has certainly tried investors' patience in recent years, so this half-year's upturn was a relief to everyone. However, no one knows if the turnaround represents the beginning of a longer phase of rising stock prices. While news coverage tends to fixate on the near term, we continue to advise our shareholders to stay focused on the long term. As a shareholder in Vanguard Institutional Index Fund, your institution automatically has exposure to all 500 stocks that make up the S&P 500. Because these stocks constitute a majority of the value of the U.S. stock market, you remain positioned to benefit from the long-term growth potential of the U.S. economy, which, despite ongoing geopolitical and fiscal uncertainties, continues to exhibit much fundamental strength.

     No matter what happens in the short run, we're convinced that the best plan is to maintain a diversified portfolio of investments suited to your organization's circumstances and goals. When following this strategy, the Institutional Index Fund serves as an excellent long-term core investment because it is so diversified across the larger-company arena. Your institution also benefits from the fund's rock-bottom operating expenses. The fund's annualized expense ratios (operating costs as a percentage of assets) for the first six months of the year were just 0.05% for the Institutional Shares and a mere 0.025% for the

================================================================================
EVERY SECTOR OF THE MARKET GAINED GROUND OVER THE PAST SIX MONTHS. TECH STOCKS LED THE WAY AS INVESTORS ANTICIPATED A REVIVAL IN SALES OF TECHNOLOGY EQUIPMENT AND SERVICES.
================================================================================

Institutional Plus Shares, compared with last year's average of 1.41% for large-cap core funds. This substantial cost difference helps your organization's investment in the fund work harder every day.

     The  enduring  advantages  of  indexing--a   buy-and-hold  approach,  broad
diversification, and low costs--should serve you well in the years ahead. Thank you for your continued confidence in Vanguard.


Sincerely,

/s:/ John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer

July 9, 2003


================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE              December 31, 2002-June 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                            STARTING        ENDING        INCOME         CAPITAL
                         SHARE PRICE   SHARE PRICE     DIVIDENDS           GAINS
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Shares        $80.45        $89.21         $0.67           $0.00
  Institutional Plus Shares    80.45         89.21          0.68            0.00
================================================================================

================================================================================
FUND PROFILE                                                 As of June 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 6.

INSTITUTIONAL INDEX FUND
================================================================================
PORTFOLIO CHARACTERISTICS

                                             TARGET
                                FUND         INDEX*
---------------------------------------------------
Number of Stocks                502            500
Median Market Cap             $50.4B         $50.4B
Price/Earnings Ratio           20.9x          20.9x
Price/Book Ratio                3.0x           3.0x
Yield                                          1.7%
  Institutional Shares          1.7%
  Institutional Plus Shares     1.7%
Return on Equity               22.4%          22.4%
Earnings Growth Rate            8.5%           8.5%
Foreign Holdings                0.0%           0.0%
Turnover Rate                   7%**            --
Expense Ratio                                   --
  Institutional Shares       0.05%**
  Institutional Plus Shares 0.025%**
Cash Investments                0.0%            --
---------------------------------------------------

===================================================
TEN LARGEST HOLDINGS
 (% of total net assets)

General Electric Co.                        3.2%
  (conglomerate)
Microsoft Corp.                             3.0
  (software)
Pfizer, Inc.                                3.0
  (pharmaceuticals)
ExxonMobil Corp.                            2.6
  (oil)
Wal-Mart Stores, Inc.                       2.6
  (retail)
Citigroup, Inc.                             2.4
  (banking)
Johnson & Johnson                           1.7
  (pharmaceuticals)
American International Group, Inc.          1.6
  (insurance)
International Business Machines Corp.       1.6
  (computer hardware)
Intel Corp.                                 1.5
  (electronics)
---------------------------------------------------
Top Ten                                    23.2%
--------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

================================================
VOLATILITY MEASURES

                                          TARGET
                                FUND      INDEX*
------------------------------------------------
R-Squared                       1.00        1.00
Beta                            1.00        1.00
------------------------------------------------

====================================
INVESTMENT FOCUS

STYLE -- BLEND
MARKET CAP -- LARGE
====================================

======================================================
SECTOR DIVERSIFICATION (% of portfolio)

                                                TARGET
                                    FUND        INDEX*
------------------------------------------------------
Auto & Transportation               2.5%          2.5%
Consumer Discretionary             13.9          13.9
Consumer Staples                    7.9           7.9
Financial Services                 21.7          21.7
Health Care                        14.7          14.7
Integrated Oils                     4.3           4.3
Other Energy                        1.6           1.6
Materials & Processing              3.1           3.1
Producer Durables                   3.7           3.7
Technology                         14.3          14.3
Utilities                           7.5           7.5
Other                               4.8           4.8
------------------------------------------------------

                                                            Visit our website at
                                                                WWW.VANGUARD.COM
                                         for regularly updated fund information.

 *S&P 500 Index.
**Annualized.

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's target index. The index is assigned a beta of 1.00. A fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's target index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
================================================================================

================================================================================
PERFORMANCE SUMMARY                                          As of June 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INSTITUTIONAL INDEX FUND
================================================================================
Fiscal-Year Total Returns (%) December 31, 1992-June 30, 2003

                       SCALE RANGE  -40% to 60%

    INSTITUTIONAL INDEX FUND
      INSTITUTIONAL SHARES       S & P 500 Index
    ------------------------    ----------------
1993          10.0%                   10.1
1994           1.3                     1.3
1995          37.6                    37.6
1996          23.1                    23.0
1997          33.4                    33.4
1998          28.8                    28.6
1999          21.2                    21.0
2000          -8.9                    -9.1
2001         -11.9                   -11.9
2002         -22.0                   -22.1
2003*         11.8                    11.8

*Six months ended June 30, 2003.
Note: See Financial Highlights tables on pages 17-18 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003

                                                              TEN YEARS
                                       ONE     FIVE   --------------------------
                      INCEPTION DATE  YEAR    YEARS   CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Institutional Index Fund
  Institutional Shares     7/31/1990  0.37%  -1.52%     8.14%     1.96%   10.10%
  Institutional Plus Shares 7/7/1997  0.39   -1.49      1.22*     1.47*    2.69*
--------------------------------------------------------------------------------
*Return since inception.

================================================================================
FINANCIAL STATEMENTS                                   June 30, 2003 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                           SHARES                  (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.2%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                         37,298,703              1,069,727
  Microsoft Corp.                              40,084,112              1,026,554
  Pfizer Inc.                                  29,476,160              1,006,611
  ExxonMobil Corp.                             24,937,757                895,515
  Wal-Mart Stores, Inc.                        16,348,831                877,442
  Citigroup, Inc.                              19,220,385                822,632
  Johnson & Johnson                            11,084,245                573,055
  American International
   Group, Inc.                                  9,738,638                537,378
  International Business
   Machines Corp.                               6,451,612                532,258
  Intel Corp.                                  24,405,324                507,240
  Merck & Co., Inc.                             8,371,916                506,920
  Bank of America Corp.                         5,593,065                442,020
* Cisco Systems, Inc.                          26,204,830                437,359
  The Procter & Gamble Co.                      4,833,917                431,089
  The Coca-Cola Co.                             9,196,775                426,822
  Verizon Communications                       10,268,253                405,083
  Altria Group, Inc.                            7,559,941                343,524
  SBC Communications Inc.                      12,404,423                316,933
  Wells Fargo & Co.                             6,254,124                315,208
* Amgen, Inc.                                   4,702,533                312,436
* Dell Computer Corp.                           9,588,902                306,461
  Eli Lilly & Co.                               4,194,826                289,317
  ChevronTexaco Corp.                           3,988,692                287,984
  PepsiCo, Inc.                                 6,414,711                285,455
* Viacom Inc. Class B                           6,519,934                284,660
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Home Depot, Inc.                              8,578,341                284,115
* AOL Time Warner Inc.                         16,790,326                270,156
  United Parcel Service, Inc.                   4,201,335                267,625
  J.P. Morgan Chase & Co.                       7,583,849                259,216
  Abbott Laboratories                           5,828,021                255,034
  Fannie Mae                                    3,665,041                247,170
  Hewlett-Packard Co.                          11,396,666                242,749
* Oracle Corp.                                 19,575,106                235,293
  Wyeth                                         4,958,155                225,844
* Comcast Corp. Class A                         7,464,358                225,274
  Medtronic, Inc.                               4,553,250                218,419
  American Express Co.                          4,842,528                202,466
  Wachovia Corp.                                5,022,406                200,695
  Bristol-Myers Squibb Co.                      7,236,942                196,483
  3M Co.                                        1,459,275                188,217
  BellSouth Corp.                               6,895,441                183,626
  U.S. Bancorp                                  7,167,481                175,603
  Morgan Stanley                                4,059,507                173,544
  Merrill Lynch & Co., Inc.                     3,473,533                162,145
  Bank One Corp.                                4,288,787                159,457
  Anheuser-Busch Cos., Inc.                     3,116,585                159,102
  E.I. du Pont de Nemours & Co.                 3,718,633                154,844
  The Walt Disney Co.                           7,628,618                150,665
  The Goldman Sachs Group, Inc.                 1,753,266                146,836
  Washington Mutual, Inc.                       3,476,849                143,594
  Tyco International Ltd.                       7,455,637                141,508
  ConocoPhillips                                2,534,234                138,876
  Freddie Mac                                   2,567,357                130,345
================================================================================
8
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Target Corp.                                  3,400,467                128,674
  Lowe's Cos., Inc.                             2,911,471                125,048
  United Technologies Corp.                     1,747,007                123,741
* eBay Inc.                                     1,185,417                123,497
  Fifth Third Bancorp                           2,144,047                122,940
  Gillette Co.                                  3,812,657                121,471
  FleetBoston Financial Corp.                   3,926,067                116,643
  Colgate-Palmolive Co.                         2,008,857                116,413
  First Data Corp.                              2,792,661                115,728
  Walgreen Co.                                  3,826,646                115,181
  Texas Instruments, Inc.                       6,456,514                113,635
  UnitedHealth Group Inc.                       2,212,595                111,182
  The Boeing Co.                                3,139,156                107,736
  Cardinal Health, Inc.                         1,666,679                107,167
  Dow Chemical Co.                              3,418,314                105,831
  QUALCOMM Inc.                                 2,947,430                105,371
  McDonald's Corp.                              4,750,390                104,794
  Schlumberger Ltd.                             2,174,028                103,419
  Marsh & McLennan Cos., Inc.                   1,999,043                102,091
  Schering-Plough Corp.                         5,484,405                102,010
  MBNA Corp.                                    4,770,374                 99,415
  Kimberly-Clark Corp.                          1,898,864                 99,007
* Applied Materials, Inc.                       6,188,175                 98,144
* Clear Channel
   Communications, Inc.                         2,292,985                 97,200
  Allstate Corp.                                2,628,330                 93,700
* Boston Scientific Corp.                       1,531,505                 93,575
  Honeywell International Inc.                  3,203,150                 86,005
* EMC Corp.                                     8,165,516                 85,493
  Southern Co.                                  2,694,727                 83,968
* AT&T Wireless Services Inc.                  10,125,302                 83,129
  The Bank of New York Co., Inc.                2,878,834                 82,766
  Motorola, Inc.                                8,646,153                 81,533
  Alcoa Inc.                                    3,155,970                 80,477
  Metropolitan Life Insurance Co.               2,838,254                 80,379
  Emerson Electric Co.                          1,571,703                 80,314
  Lockheed Martin Corp.                         1,680,504                 79,942
  Gannett Co., Inc.                             1,002,894                 77,032
  Carnival Corp.                                2,346,971                 76,300
  Illinois Tool Works, Inc.                     1,148,411                 75,623
  Automatic Data Processing, Inc.               2,232,879                 75,605
  General Motors Corp.                          2,093,259                 75,357
  Ford Motor Co.                                6,833,914                 75,105
  National City Corp.                           2,283,843                 74,705
  Dominion Resources, Inc.                      1,160,502                 74,585
* Forest Laboratories, Inc.                     1,355,409                 74,209
* Yahoo! Inc.                                   2,252,313                 73,786
  Sysco Corp.                                   2,425,552                 72,864
  Exelon Corp.                                  1,210,605                 72,406
  Caterpillar, Inc.                             1,286,099                 71,584
* Cendant Corp.                                 3,801,882                 69,650
* NEXTEL Communications, Inc.                   3,838,575                 69,401
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Prudential Financial, Inc.                    2,055,274                 69,160
  FedEx Corp.                                   1,113,990                 69,101
  Duke Energy Corp.                             3,364,635                 67,124
  SLM Corp.                                     1,689,103                 66,162
  General Mills, Inc.                           1,379,874                 65,420
* Kohl's Corp.                                  1,265,111                 65,001
  International Paper Co.                       1,788,277                 63,895
  The Gap, Inc.                                 3,325,303                 62,383
* Costco Wholesale Corp.                        1,703,189                 62,337
  BB&T Corp.                                    1,812,956                 62,184
  SunTrust Banks, Inc.                          1,045,798                 62,058
  HCA Inc.                                      1,910,199                 61,203
  Lehman Brothers Holdings, Inc.                  905,711                 60,212
  Progressive Corp. of Ohio                       812,749                 59,412
  Travelers Property
   Casualty Corp. Class B                       3,757,785                 59,260
  AFLAC Inc.                                    1,916,855                 58,943
  Northrop Grumman Corp.                          682,968                 58,933
  Baxter International, Inc.                    2,229,509                 57,967
  AT&T Corp.                                    2,935,693                 56,512
  ALLTEL Corp.                                  1,161,465                 56,006
  Tribune Co.                                   1,153,695                 55,723
* Sun Microsystems, Inc.                       12,058,680                 55,470
  Union Pacific Corp.                             948,659                 55,040
  Sara Lee Corp.                                2,901,717                 54,581
  Avon Products, Inc.                             876,269                 54,504
  General Dynamics Corp.                          737,253                 53,451
  Waste Management, Inc.                        2,208,132                 53,194
* Best Buy Co., Inc.                            1,203,189                 52,844
  NIKE, Inc. Class B                              985,022                 52,689
  The Hartford Financial
   Services Group Inc.                          1,044,398                 52,596
  Kellogg Co.                                   1,517,931                 52,171
  PNC Financial Services Group                  1,056,008                 51,544
  Stryker Corp.                                   741,289                 51,423
  Guidant Corp.                                 1,154,938                 51,268
  Charles Schwab Corp.                          5,038,721                 50,841
  Omnicom Group Inc.                              703,951                 50,473
  Raytheon Co.                                  1,532,999                 50,344
  Southwest Airlines Co.                        2,908,268                 50,022
  State Street Corp.                            1,240,269                 48,867
  Newmont Mining Corp.
   (Holding Company)                            1,500,692                 48,712
  Sprint Corp.                                  3,356,998                 48,341
  Computer Associates
   International, Inc.                          2,158,427                 48,090
  Occidental Petroleum Corp.                    1,416,122                 47,511
* Analog Devices, Inc.                          1,364,040                 47,496
  ConAgra Foods, Inc.                           2,003,812                 47,290
  Wm. Wrigley Jr. Co.                             839,729                 47,218
* The Kroger Co.                                2,817,244                 46,992
  Devon Energy Corp.                              861,731                 46,016
================================================================================
================================================================================
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                           SHARES                  (000)
--------------------------------------------------------------------------------
* WellPoint Health Networks Inc.
   Class A                                        544,633                 45,913
  FPL Group, Inc.                                 684,378                 45,751
  Golden West Financial Corp.                     569,497                 45,565
  Harley-Davidson, Inc.                         1,128,111                 44,967
  Mellon Financial Corp.                        1,609,963                 44,676
  Entergy Corp.                                   842,563                 44,470
* Veritas Software Corp.                        1,547,793                 44,375
  The McGraw-Hill Cos., Inc.                      712,235                 44,159
  Weyerhaeuser Co.                                817,270                 44,133
  American Electric Power Co., Inc.             1,473,606                 43,958
  H.J. Heinz Co.                                1,311,283                 43,246
* Bed Bath & Beyond, Inc.                       1,101,652                 42,755
  FirstEnergy Corp.                             1,110,702                 42,706
  Masco Corp.                                   1,779,675                 42,445
  XL Capital Ltd. Class A                         509,624                 42,299
  Baker Hughes, Inc.                            1,256,248                 42,172
  Capital One Financial Corp.                     844,819                 41,548
  The Chubb Corp.                                 690,651                 41,439
  Maxim Integrated Products, Inc.               1,211,237                 41,412
  Anadarko Petroleum Corp.                        930,755                 41,391
  CVS Corp.                                     1,470,291                 41,212
  Paychex, Inc.                                 1,404,587                 41,168
  Deere & Co.                                     893,329                 40,825
  Equity Office Properties Trust
   REIT                                         1,502,943                 40,594
  Burlington Resources, Inc.                      749,269                 40,513
* Apollo Group, Inc. Class A                      653,792                 40,378
* Electronic Arts Inc.                            543,355                 40,203
  KeyCorp                                       1,578,719                 39,894
* Anthem, Inc.                                    516,704                 39,864
  Burlington Northern Santa Fe
   Corp.                                        1,390,318                 39,541
  Progress Energy, Inc.                           898,419                 39,441
  The Principal Financial
   Group, Inc.                                  1,221,148                 39,382
  Apache Corp.                                    602,950                 39,228
  Danaher Corp.                                   570,297                 38,809
  Sears, Roebuck & Co.                          1,149,377                 38,665
  McKesson Corp.                                1,081,102                 38,639
* St. Jude Medical, Inc.                          671,941                 38,637
  Electronic Data Systems Corp.                 1,784,596                 38,280
  Linear Technology Corp.                       1,167,960                 37,620
  Campbell Soup Co.                             1,531,832                 37,529
  Halliburton Co.                               1,631,164                 37,517
  Allergan, Inc.                                  485,986                 37,470
  Franklin Resources Corp.                        946,725                 36,989
  Becton, Dickinson & Co.                         950,456                 36,925
  Praxair, Inc.                                   606,192                 36,432
  TJX Cos., Inc.                                1,914,717                 36,073
  Consolidated Edison Inc.                        833,056                 36,055
* Starbucks Corp.                               1,456,969                 35,725
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Public Service Enterprise
    Group, Inc.                                   842,748                 35,606
  Air Products & Chemicals, Inc.                  848,094                 35,281
* Corning, Inc.                                 4,722,172                 34,897
  SouthTrust Corp.                              1,269,268                 34,524
  The Clorox Co.                                  808,662                 34,489
  Northern Trust Corp.                            823,011                 34,394
* Agilent Technologies, Inc.                    1,758,330                 34,375
* MedImmune Inc.                                  940,646                 34,211
  Hershey Foods Corp.                             489,750                 34,116
  Aetna Inc.                                      566,610                 34,110
* Intuit, Inc.                                    765,791                 34,101
  Countrywide Financial Corp.                     487,381                 33,907
  ACE, Ltd.                                       987,564                 33,864
* Safeway, Inc.                                 1,647,075                 33,699
* Lexmark International, Inc.                     475,767                 33,670
* Genzyme Corp.-General Division                  805,241                 33,659
  Pitney Bowes, Inc.                              874,231                 33,579
* Staples, Inc.                                 1,816,502                 33,333
  Marriott International, Inc.
   Class A                                        865,281                 33,244
  John Hancock Financial
   Services, Inc.                               1,078,348                 33,138
* KLA-Tencor Corp.                                710,233                 33,019
* Zimmer Holdings, Inc.                           732,928                 33,018
  Loews Corp.                                     692,000                 32,725
* International Game Technology                   318,830                 32,626
* PG&E Corp.                                    1,526,940                 32,295
* Yum! Brands, Inc.                             1,091,656                 32,269
  PPG Industries, Inc.                            633,333                 32,135
* Xilinx, Inc.                                  1,259,093                 31,868
* Lucent Technologies, Inc.                    15,437,026                 31,337
  Mattel, Inc.                                  1,640,280                 31,034
  St. Paul Cos., Inc.                             849,304                 31,008
  Archer-Daniels-Midland Co.                    2,404,639                 30,948
* Xerox Corp.                                   2,918,386                 30,906
  Coca-Cola Enterprises, Inc.                   1,686,704                 30,614
  Marathon Oil Corp.                            1,156,211                 30,466
* Chiron Corp.                                    696,106                 30,434
  Comerica, Inc.                                  653,638                 30,394
* Qwest Communications
   International Inc.                           6,330,434                 30,259
  Limited Brands, Inc.                          1,949,205                 30,213
  Ingersoll-Rand Co.                              632,098                 29,911
  PACCAR, Inc.                                    433,807                 29,308
  Eastman Kodak Co.                             1,069,651                 29,255
  Moody's Corp.                                   553,579                 29,179
  H & R Block, Inc.                               668,419                 28,909
  Newell Rubbermaid, Inc.                       1,023,007                 28,644
  AmSouth Bancorp                               1,310,686                 28,625
  AmerisourceBergen Corp.                         411,979                 28,571
  Johnson Controls, Inc.                          332,704                 28,479
================================================================================
10
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Fortune Brands, Inc.                            542,054                 28,295
  Aon Corp.                                     1,164,650                 28,045
  Regions Financial Corp.                         828,816                 27,997
  Norfolk Southern Corp.                        1,454,486                 27,926
  Adobe Systems, Inc.                             865,269                 27,749
  Unocal Corp.                                    962,875                 27,625
  Biomet, Inc.                                    963,445                 27,612
  Simon Property Group, Inc. REIT                 705,164                 27,523
* SunGard Data Systems, Inc.                    1,061,272                 27,497
  PPL Corp.                                       629,046                 27,049
  TXU Corp.                                     1,202,557                 26,997
* Concord EFS, Inc.                             1,826,552                 26,887
* Comcast Corp. Special Class A                   932,053                 26,871
  Bear Stearns Co., Inc.                          369,924                 26,790
* Computer Sciences Corp.                         698,707                 26,635
  Ameren Corp.                                    601,572                 26,529
  Albertson's, Inc.                             1,376,649                 26,432
* Micron Technology, Inc.                       2,271,146                 26,413
  Equity Residential REIT                       1,017,035                 26,392
  Ambac Financial Group, Inc.                     396,647                 26,278
* Transocean Inc.                               1,193,191                 26,214
  MBIA, Inc.                                      536,991                 26,178
  Charter One Financial, Inc.                     839,574                 26,178
* Apple Computer, Inc.                          1,364,010                 26,080
* Broadcom Corp.                                1,045,165                 26,035
* Univision Communications Inc.                   855,407                 26,004
  Marshall & Ilsley Corp.                         845,687                 25,861
* AutoZone Inc.                                   339,619                 25,801
  Federated Department Stores, Inc.               699,647                 25,782
  Rohm & Haas Co.                                 828,591                 25,711
* Fiserv, Inc.                                    720,841                 25,669
  New York Times Co. Class A                      563,059                 25,619
  Ecolab, Inc.                                    980,420                 25,099
* Quest Diagnostics, Inc.                         393,188                 25,085
  Kinder Morgan, Inc.                             455,651                 24,901
  CIGNA Corp.                                     523,178                 24,558
  Family Dollar Stores, Inc.                      641,932                 24,490
  Synovus Financial Corp.                       1,133,745                 24,376
  DTE Energy Co.                                  626,828                 24,221
* Symantec Corp.                                  551,245                 24,178
  Cinergy Corp.                                   657,029                 24,172
  CSX Corp.                                       797,469                 23,996
  May Department Stores Co.                     1,076,464                 23,962
  Lincoln National Corp.                          662,425                 23,602
* Altera Corp.                                  1,428,798                 23,432
  Union Planters Corp.                            740,942                 22,991
  Dollar General Corp.                          1,244,747                 22,729
  Dover Corp.                                     755,799                 22,644
  Cintas Corp.                                    636,168                 22,546
  ITT Industries, Inc.                            342,864                 22,444
  Xcel Energy, Inc.                             1,487,809                 22,377
  Cincinnati Financial Corp.                      599,462                 22,234
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                           SHARES                  (000)
--------------------------------------------------------------------------------
  Sempra Energy                                   774,165                 22,087
* BJ Services Co.                                 589,865                 22,037
  Jefferson-Pilot Corp.                           530,367                 21,989
* Sprint PCS                                    3,818,749                 21,958
  Eaton Corp.                                     278,427                 21,887
  UST, Inc.                                       624,442                 21,874
* Nabors Industries, Inc.                         543,470                 21,494
  Starwood Hotels & Resorts
   Worldwide, Inc.                                748,677                 21,405
  Constellation Energy Group, Inc.                616,957                 21,162
  Monsanto Co.                                    975,569                 21,111
* Biogen, Inc.                                    553,583                 21,036
  Knight Ridder                                   304,927                 21,019
  KeySpan Corp.                                   587,094                 20,812
* PeopleSoft, Inc.                              1,181,093                 20,775
  Genuine Parts Co.                               648,343                 20,753
  Avery Dennison Corp.                            412,259                 20,695
  First Tennessee National Corp.                  471,284                 20,694
  The Pepsi Bottling Group, Inc.                1,026,367                 20,548
* Network Appliance, Inc.                       1,266,189                 20,525
* Novellus Systems, Inc.                          559,453                 20,488
* Tenet Healthcare Corp.                        1,741,231                 20,285
  North Fork Bancorp, Inc.                        586,447                 19,974
* Edison International                          1,215,681                 19,974
* American Standard Cos., Inc.                    267,998                 19,813
  Textron, Inc.                                   503,778                 19,657
  Interpublic Group of Cos., Inc.               1,453,967                 19,454
  Molex, Inc.                                     712,373                 19,227
* JDS Uniphase Corp.                            5,340,564                 18,745
  NiSource, Inc.                                  979,844                 18,617
  CenturyTel, Inc.                                534,077                 18,613
  Parker Hannifin Corp.                           441,158                 18,524
  MeadWestvaco Corp.                              747,740                 18,469
  SAFECO Corp.                                    516,762                 18,231
  Centex Corp.                                    232,464                 18,083
  El Paso Corp.                                 2,237,201                 18,077
  Delphi Corp.                                  2,090,555                 18,041
  Hilton Hotels Corp.                           1,407,050                 17,996
  EOG Resources, Inc.                             427,052                 17,868
  Tiffany & Co.                                   542,215                 17,720
  Georgia Pacific Group                           934,723                 17,713
  Plum Creek Timber Co. Inc. REIT                 681,875                 17,695
  Brown-Forman Corp. Class B                      225,060                 17,694
* Siebel Systems, Inc.                          1,826,642                 17,426
  T. Rowe Price Group Inc.                        455,987                 17,214
  MGIC Investment Corp.                           368,374                 17,181
* Noble Corp.                                     497,927                 17,079
  Zions Bancorp                                   336,373                 17,024
* QLogic Corp.                                    350,457                 16,938
  J.C. Penney Co., Inc.
   (Holding Company)                            1,004,564                 16,927
  Kerr-McGee Corp.                                376,671                 16,875
================================================================================
================================================================================
                                                                          MARKET
                                                                          VALUE*
INSTITUTIONAL INDEX FUND                           SHARES                  (000)
--------------------------------------------------------------------------------
* Office Depot, Inc.                            1,153,115                 16,732
  Huntington Bancshares Inc.                      852,888                 16,648
* AutoNation, Inc.                              1,055,554                 16,593
  RadioShack Corp.                                628,895                 16,546
* Harrah's Entertainment, Inc.                    410,139                 16,503
  Rockwell Automation, Inc.                       692,078                 16,499
  Amerada Hess Corp.                              335,101                 16,480
  Health Management Associates
   Class A                                        891,378                 16,446
  Rockwell Collins, Inc.                          664,949                 16,378
* Jabil Circuit, Inc.                             740,125                 16,357
  IMS Health, Inc.                                907,731                 16,330
  Whirlpool Corp.                                 255,624                 16,283
* Watson Pharmaceuticals, Inc.                    399,801                 16,140
  Torchmark Corp.                                 432,821                 16,123
  W.W. Grainger, Inc.                             341,481                 15,968
  Williams Cos., Inc.                           1,928,971                 15,239
* Unisys Corp.                                  1,221,231                 14,997
* Sealed Air Corp.                                314,482                 14,988
  Applera Corp.-Applied
   Biosystems Group                               778,527                 14,815
  Sherwin-Williams Co.                            548,284                 14,738
  Leggett & Platt, Inc.                           718,735                 14,734
  Janus Capital Group Inc.                        893,658                 14,656
* AES Corp.                                     2,287,939                 14,528
  UnumProvident Corp.                           1,074,546                 14,410
  Cooper Industries, Inc. Class A                 348,292                 14,384
  Sigma-Aldrich Corp.                             264,741                 14,344
  Nucor Corp.                                     291,996                 14,264
* BMC Software, Inc.                              871,223                 14,227
  McCormick & Co., Inc.                           519,071                 14,119
  Liz Claiborne, Inc.                             400,067                 14,102
  Vulcan Materials Co.                            379,228                 14,058
  Pulte Homes, Inc.                               227,613                 14,035
* Jones Apparel Group, Inc.                       476,587                 13,945
  C.R. Bard, Inc.                                 193,963                 13,832
  VF Corp.                                        402,523                 13,674
  Equifax, Inc.                                   525,382                 13,660
* NVIDIA Corp.                                    592,725                 13,639
* Citizens Communications Co.                   1,056,097                 13,613
* Waters Corp.                                    465,732                 13,567
* National Semiconductor Corp.                    679,824                 13,406
  Freeport-McMoRan Copper &
   Gold, Inc. Class B                             543,005                 13,304
  Scientific-Atlanta, Inc.                        556,952                 13,278
* King Pharmaceuticals, Inc.                      899,104                 13,271
  Sabre Holdings Corp.                            533,823                 13,159
  Dow Jones & Co., Inc.                           303,514                 13,060
* Phelps Dodge Corp.                              332,372                 12,743
  Pinnacle West Capital Corp.                     340,015                 12,734
* Thermo Electron Corp.                           603,283                 12,681
* Citrix Systems, Inc.                            619,161                 12,606
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
  Black & Decker Corp.                            289,458                 12,577
  Wendy's International, Inc.                     424,525                 12,298
* Mercury Interactive Corp.                       318,073                 12,281
  Apartment Investment &
   Management Co. Class A REIT                    350,511                 12,128
* Robert Half International, Inc.                 635,147                 12,030
* Sanmina-SCI Corp.                             1,901,926                 12,001
* Teradyne, Inc.                                  689,032                 11,926
  Darden Restaurants Inc.                         628,002                 11,919
* Pactiv Corp.                                    594,175                 11,711
  R.J. Reynolds Tobacco
   Holdings, Inc.                                 314,433                 11,700
  Engelhard Corp.                                 469,702                 11,635
* Solectron Corp.                               3,099,090                 11,591
* American Power
   Conversion Corp.                               734,203                 11,446
  Hasbro, Inc.                                    646,920                 11,315
  Symbol Technologies, Inc.                       861,158                 11,204
  Alberto-Culver Co. Class B                      218,642                 11,173
  International Flavors &
   Fragrances, Inc.                               349,588                 11,162
  Federated Investors, Inc.                       406,441                 11,145
  R.R. Donnelley & Sons Co.                       423,204                 11,063
  KB HOME                                         177,398                 10,995
  Sunoco, Inc.                                    285,580                 10,777
  SuperValu Inc.                                  499,657                 10,653
* Comverse Technology, Inc.                       702,854                 10,564
  Pall Corp.                                      459,449                 10,338
  Fluor Corp.                                     303,766                 10,219
* Tellabs, Inc.                                 1,539,808                 10,117
* Providian Financial Corp.                     1,082,535                 10,024
  Nordstrom, Inc.                                 507,383                  9,904
* LSI Logic Corp.                               1,398,104                  9,899
  Ball Corp.                                      212,986                  9,693
* Toys R Us, Inc.                                 795,790                  9,645
* Calpine Corp.                                 1,420,193                  9,373
  CenterPoint Energy Inc.                       1,140,945                  9,299
  Bemis Co., Inc.                                 198,412                  9,286
  Deluxe Corp.                                    206,033                  9,230
* Avaya Inc.                                    1,424,246                  9,201
  Goodrich Corp.                                  437,313                  9,184
* Convergys Corp.                                 571,131                  9,138
* NCR Corp.                                       356,483                  9,133
* CIENA Corp.                                   1,759,544                  9,132
  Eastman Chemical Co.                            287,898                  9,118
* Humana Inc.                                     601,182                  9,078
  The Stanley Works                               319,790                  8,826
  Temple-Inland Inc.                              201,862                  8,662
  Brunswick Corp.                                 337,218                  8,437
* Manor Care, Inc.                                334,987                  8,378
* Navistar International Corp.                    253,950                  8,286
* Advanced Micro Devices, Inc.                  1,291,606                  8,279
================================================================================
12
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
* Monster Worldwide Inc.                          417,636                  8,240
  Meredith Corp.                                  185,156                  8,147
* Compuware Corp.                               1,406,692                  8,117
* Millipore Corp.                                 180,340                  8,002
  TECO Energy, Inc.                               659,304                  7,905
* Allied Waste Industries, Inc.                   778,168                  7,821
* Rowan Cos., Inc.                                348,321                  7,802
  Ashland, Inc.                                   254,025                  7,793
  Bausch & Lomb, Inc.                             198,788                  7,455
* Reebok International Ltd.                       220,836                  7,427
* PMC Sierra Inc.                                 629,526                  7,384
  Maytag Corp.                                    292,697                  7,148
* ADC Telecommunications, Inc.                  2,983,450                  6,945
* Applied Micro Circuits Corp.                  1,130,756                  6,841
* Tektronix, Inc.                                 316,691                  6,841
  Circuit City Stores, Inc.                       773,115                  6,803
  Autodesk, Inc.                                  417,041                  6,739
  Delta Air Lines, Inc.                           459,052                  6,739
  Adolph Coors Co. Class B                        135,198                  6,622
* Big Lots Inc.                                   436,068                  6,558
  PerkinElmer, Inc.                               471,092                  6,506
  Winn-Dixie Stores, Inc.                         524,072                  6,451
  Dana Corp.                                      553,052                  6,393
  United States Steel Corp.                       385,358                  6,308
  Snap-On Inc.                                    216,467                  6,284
* Quintiles Transnational Corp.                   439,618                  6,238
  NICOR Inc.                                      163,801                  6,079
  Ryder System, Inc.                              233,095                  5,972
  Dynegy, Inc.                                  1,384,246                  5,814
  Peoples Energy Corp.                            134,776                  5,781
  Cummins Inc.                                    155,051                  5,565
  Boise Cascade Corp.                             217,775                  5,205
  Crane Co.                                       220,609                  4,992
* American Greetings
   Corp. Class A                                  246,246                  4,836
  Cooper Tire & Rubber Co.                        274,899                  4,835
* Gateway, Inc.                                 1,200,653                  4,382
* Mirant Corp.                                  1,496,656                  4,340
  CMS Energy Corp.                                533,906                  4,325
  Worthington Industries, Inc.                    321,160                  4,304
  Dillard's Inc.                                  316,727                  4,266
* Novell, Inc.                                  1,376,277                  4,239
* Louisiana-Pacific Corp.                         387,533                  4,201
* Hercules, Inc.                                  407,708                  4,036
  Allegheny Energy, Inc.                          465,655                  3,935
  Great Lakes Chemical Corp.                      186,027                  3,795
  The Goodyear Tire & Rubber Co.                  649,522                  3,410
* Andrew Corp.                                    364,811                  3,356
  Visteon Corp.                                   483,690                  3,323
* Thomas & Betts Corp.                            216,388                  3,127
  Tupperware Corp.                                216,516                  3,109
* Parametric Technology Corp.                     988,429                  3,015
--------------------------------------------------------------------------------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                   SHARES                  (000)
--------------------------------------------------------------------------------
* Power-One, Inc.                                 309,483                  2,213
  Allegheny Technologies Inc.                     298,898                  1,973
* Viacom Inc. Class A                              36,030                  1,575
* McDermott International, Inc.                   244,847                  1,550
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $33,709,386)                                                   33,545,298
--------------------------------------------------------------------------------
                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.8%)(1)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
(2) 1.15%, 7/15/2003                              $ 5,000                  4,998
Federal National Mortgage Assn.
(2) 1.17%, 7/2/2003                                25,000                 24,999
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.16%, 7/1/2003                                 209,938                209,938
  1.16%, 7/1/2003--Note E                          30,765                 30,765
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $270,693)                                                         270,700
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
 (Cost $33,980,079)                                                   33,815,998
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets                                                            160,667
Liabilities--Note E                                                    (177,390)
                                                                   -------------
                                                                        (16,723)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $33,799,275
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Securities with an aggregate value of $29,997,000 have been segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

================================================================================
INSTITUTIONAL INDEX FUND                                                  AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                     $35,805,900
Undistributed Net Investment Income                                      16,157
Accumulated Net Realized Losses                                      (1,851,263)
Unrealized Depreciation
  Investment Securities                                                (164,081)
  Futures Contracts                                                      (7,438)
--------------------------------------------------------------------------------
NET ASSETS                                                          $33,799,275
================================================================================

Institutional Shares---Net Assets
Applicable to 270,766,840 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                         $24,155,077
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL SHARES                                                   $89.21
================================================================================

Institutional Plus Shares--Net Assets
Applicable to 108,104,978 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $9,644,198
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INSTITUTIONAL PLUS SHARES                                              $89.21
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                        INSTITUTIONAL INDEX FUND
                                                  SIX MONTHS ENDED JUNE 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                           $ 267,309
  Interest                                                                1,863
  Security Lending                                                          147
--------------------------------------------------------------------------------
    Total Income                                                        269,319
--------------------------------------------------------------------------------
Expenses
  The Vanguard Group--Note B
    Management and Administrative
      Institutional Shares                                                5,289
      Institutional Plus Shares                                           1,100
--------------------------------------------------------------------------------
    Total Expenses                                                        6,389
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   262,930
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             39,357
  Futures Contracts                                                      43,386
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 82,743
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                               3,173,225
  Futures Contracts                                                      (2,035)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                      3,171,190
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $3,516,863
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                      INSTITUTIONAL INDEX FUND
                                                    ----------------------------
                                                   SIX MONTHS               YEAR
                                                        ENDED              ENDED
                                                JUNE 30, 2003      DEC. 31, 2002
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $ 262,930          $ 511,688
  Realized Net Gain (Loss)                            82,743           (809,110)
  Change in Unrealized Appreciation (Depreciation) 3,171,190         (8,001,191)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                    3,516,863         (8,298,613)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Institutional Shares                            (176,798)          (343,006)
    Institutional Plus Shares                        (73,201)          (166,485)
  Realized Capital Gain
    Institutional Shares                                  --                 --
    Institutional Plus Shares                             --                 --
--------------------------------------------------------------------------------
    Total Distributions                             (249,999)          (509,491)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note F
  Institutional Shares                             1,467,159          2,043,582
  Institutional Plus Shares                         (338,348)           654,816
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                   1,128,811          2,698,398
--------------------------------------------------------------------------------
  Total Increase (Decrease)                        4,395,675         (6,109,706)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                             29,403,600         35,513,306
--------------------------------------------------------------------------------
  End of Period                                  $33,799,275        $29,403,600
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS                  YEAR ENDED DECEMBER 31,
                                                            ENDED     ----------------------------------------------
                                                    JUNE 30, 2003       2002     2001      2000       1999     1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $80.45     $104.89  $120.72   $134.02    $112.85  $ 89.56
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                       .70        1.42    1.374     1.403      1.501    1.429
 Net Realized and Unrealized Gain (Loss) on Investments     8.73      (24.45) (15.829)  (13.303)    22.143   24.177
--------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                           9.43      (23.03) (14.455)  (11.900)    23.644   25.606
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                       (.67)      (1.41)  (1.375)   (1.400)    (1.514)  (1.416)
 Distributions from Realized Capital Gains                    --          --       --        --      (.960)   (.900)
--------------------------------------------------------------------------------------------------------------------
 Total Distributions                                        (.67)      (1.41)  (1.375)   (1.400)    (2.474)  (2.316)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $89.21      $80.45  $104.89   $120.72    $134.02  $112.85
====================================================================================================================

TOTAL RETURN                                               11.77%    -22.03%  -11.93%    -8.95%     21.17%    28.79%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $24,155    $20,361  $24,165   $26,406    $28,918   $22,338
 Ratio of Total Expenses to Average Net Assets             0.05%*      0.05%    0.05%     0.06%      0.06%     0.06%
 Ratio of Net Investment Income to Average Net Assets      1.73%*      1.57%    1.27%     1.10%      1.25%     1.46%
 Portfolio Turnover Rate**                                    7%*        10%       8%       11%        14%       11%
====================================================================================================================
 *Annualized
**Portfolio turnover rates excluding in-king redemptions were 5%, 8%, 5%, 7%, 3%, and 7%, respectively.

INSTITUTIONAL INDEX FUND INSTITUTIONAL PLUS SHARES
--------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS                  YEAR ENDED DECEMBER 31,
                                                            ENDED     ----------------------------------------------
                                                    JUNE 30, 2003       2002     2001      2000       1999     1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $80.45    $104.89  $120.72   $134.02    $112.85   $89.56
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                        .71      1.438    1.405     1.449      1.542    1.464
 Net Realized and Unrealized Gain (Loss) on Investments      8.73    (24.446) (15.829)  (13.302)    22.143   24.177
--------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                            9.44    (23.008) (14.424)  (11.853)    23.685   25.641
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (.68)    (1.432)  (1.406)   (1.447)    (1.555)  (1.451)
 Distributions from Realized Capital Gains                     --         --       --        --      (.960)   (.900)
--------------------------------------------------------------------------------------------------------------------
 Total Distributions                                         (.68)    (1.432)  (1.406)   (1.447)    (2.515)  (2.351)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $89.21     $80.45  $104.89   $120.72    $134.02  $112.85
====================================================================================================================

TOTAL RETURN                                               11.78%    -22.01%  -11.90%    -8.92%     21.21%   28.83%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                      $9,644     $9,042  $11,349   $10,765     $6,861   $4,951
 Ratio of Total Expenses to Average Net Assets            0.025%*     0.025%   0.025%    0.025%     0.025%   0.025%
 Ratio of Net Investment Income to Average Net Assets      1.75%*      1.59%    1.31%     1.14%      1.29%    1.49%
 Portfolio Turnover Rate**                                    7%*        10%       8%       11%        14%      11%
====================================================================================================================

 *Annualized.
**Portfolio turnover rates excluding in-kind redemptions were 5%, 8%, 5%, 7%, 3%, and 7%, respectively.


NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $10 million and $200 million, respectively.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments areallocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During the six months ended June 30, 2003, the fund realized $184,292,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the fund had available realized losses of $1,747,175,000 to offset future net capital gains of $48,662,000 through December 31, 2008, $385,640,000 through December 31,
2009, $1,269,960,000 through December 31, 2010, and $42,913,000 through December
31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At June 30, 2003, net unrealized depreciation of investment securities for tax purposes was $164,081,000, consisting of unrealized gains of $5,362,717,000 on securities that had risen in value since their purchase and $5,526,798,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2003, the aggregate settlement value of open futures contracts expiring in September 2003 and the related unrealized depreciation were:

================================================================================
                                                           (000)
                                          --------------------------------------
                                           AGGREGATE                  UNREALIZED
                         NUMBER OF        SETTLEMENT                APPRECIATION
FUTURES CONTRACTS   LONG CONTRACTS             VALUE              (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                1,100          $267,658                    $(7,438)
================================================================================

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

D. During the six months ended June 30, 2003, the fund purchased $2,268,912,000 of investment securities and sold $1,089,735,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at June 30, 2003, was $28,660,000, for which the fund held cash collateral of $30,765,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

===================================================================================================
                                                            SIX MONTHS ENDED         YEAR ENDED
                                                              JUNE 30, 2003       DECEMBER 31, 2002
                                                           ------------------     -----------------
                                                           AMOUNT      SHARES      AMOUNT    SHARES
                                                            (000)       (000)       (000)     (000)
---------------------------------------------------------------------------------------------------
Institutional Shares
  Issued                                              $3,595,906      43,540  $7,072,507    78,769
  Issued in Lieu of Cash Distributions                   159,353       1,882     304,440     3,556
  Redeemed                                            (2,288,100)    (27,738) (5,333,365)  (59,617)
                                                   ------------------------------------------------
    Net Increase (Decrease)--Institutional Shares     1,467,159       17,684   2,043,582    22,708
                                                   ------------------------------------------------
Institutional Plus Shares
  Issued                                               $ 716,102       8,697  $3,287,769    34,935
  Issued in Lieu of Cash Distributions                    69,704         825     146,545     1,711
  Redeemed                                            (1,124,154)    (13,807) (2,779,498)  (32,450)
                                                   ------------------------------------------------
    Net Increase (Decrease)--Institutional Plus Shares  (338,348)     (4,285)    654,816     4,196
===================================================================================================

20

================================================================================
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.
--------------------------------------------------------------------------------
JOHN J. BRENNAN* (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999), and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R.  GREGORY  BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September 1997); Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                                          [SHIP]
                                                          THE VANGUARD GROUP (R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Wellington, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R) and Standard & Poor's 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q942 082003

VANGUARD(R) INSTITUTIONAL
TOTAL BOND MARKET INDEX FUND


SEMIANNUAL REPORT
JUNE 30, 2003


[THE VANGUARD GROUP LOGO]

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

==================================================
SUMMARY
--------------------------------------------------
*    Vanguard  Institutional  Total Bond Market
     Index Fund  registered a strong
     return,  matching  that of its  target
     benchmark  during the first half of 2003.

*    With the Federal Reserve's 13th rate
     cut in 30 months,  short-term interest
     rates fell to their lowest level in 45
     years.  Yields of longer-term  bonds
     declined as prices rose.

*    Stocks raced ahead during the
     half-year,  and the broad U.S. stock
     market, as measured by the Wilshire
     5000 Total Market Index, returned 12.9%.

--------------------------------------------------
CONTENTS
--------------------------------------------------
 1 Letter from the Chairman

 5 Fund Profile

 6 Performance Summary

 7 Financial Statements
==================================================

LETTER FROM THE CHAIRMAN                                [PHOTO  JOHN J. BRENNAN]
                                                                JOHN J. BRENNAN

Dear Shareholder,

Investment-grade bonds provided solid total returns during the first half of 2003. As you can see in the table below, the return of Vanguard Institutional Total Bond Market Index Fund matched that of its target index but fell short of the result of its average mutual fund peer.

------------------------------------------------
TOTAL RETURNS                   SIX MONTHS ENDED
                                   JUNE 30, 2003
------------------------------------------------
VANGUARD INSTITUTIONAL
  TOTAL BOND MARKET INDEX FUND              3.9%

Average Intermediate-Term
  Investment Grade Fund*                    4.3

Lehman Aggregate Bond Index                 3.9
------------------------------------------------
*Derived from data provided by Lipper Inc.


     Interest rates declined during the period, driving up the prices of existing bonds. Your fund's yield declined to 3.76% on June 30, from 4.33% on December 31, 2002. Detailed figures for the fund, including net asset values and income distributions, are presented in the table on page 3.

Bonds Rallied; Interest Rates Fell to 45-Year Lows

In the fixed income  arena,  risk was rewarded  during the six months ended June
30. Corporate bonds outperformed U.S. Treasury securities. And within the corporate market, the lower the credit rating of the bond issuer, the higher the return. The Lehman Brothers High Yield Bond Index surged 18.5%--well above the respectable six-month return of 3.9% for the overall bond market, as measured by the Lehman Aggregate Bond Index. Mortgage-backed securities registered returns several percentage points lower than those of similar-maturity corporate issues.

     Across maturities, interest rates continued their downward course. During the half-year, the yield of the 10-year U.S. Treasury note fell 30 basis points (0.30 percentage point) to 3.51%, as bond prices rose. Short-term interest rates reached their lowest levels in 45 years. In late June, citing concerns about sustainable economic growth and potential deflation, the Federal Reserve Board lowered its target for the federal funds rate (the interest rate charged for overnight loans between banks) by 25 basis points to 1.00%. It was the 13th rate cut in 21/2 years. The yield of the 3-month Treasury bill--a fair proxy for money market yields, tracking Fed moves with a lag--fell 34 basis points to 0.85%, well below the inflation rate.

Stocks Also Rallied Despite War

The war with Iraq, the lackluster economy, and rising unemployment did little to impede the U.S. stock market during the half-year. Indeed, the start of the war in mid-March marked the beginning of a sharp rally in stocks. For the six-month period, the overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned a stellar 12.9%.

--------------------------------------------------------------------
MARKET BAROMETER                                      TOTAL RETURNS
                                        PERIODS ENDED JUNE 30, 2003
                                        ----------------------------
                                            SIX      ONE       FIVE
                                         MONTHS     YEAR      YEARS*
--------------------------------------------------------------------
BONDS
 Lehman Aggregate Bond Index               3.9%     10.4%      7.5%
  (Broad taxable market)
 Lehman Municipal Bond Index               3.8       8.7       6.3
 Citigroup 3-Month Treasury Bill Index     0.6       1.4       3.9
--------------------------------------------------------------------
STOCKS
 Russell 1000 Index (Large-caps)          12.3%      1.0%     -1.2%
 Russell 2000 Index (Small-caps)          17.9      -1.6       1.0
 Wilshire 5000 Index (Entire market)      12.9       1.3      -1.3
 MSCI All Country World Index Free
   ex USA (International)                 11.1      -4.2      -2.8
====================================================================
CPI
 Consumer Price Index                      1.5%      2.1%      2.4%
--------------------------------------------------------------------
*Annualized.

     The gain was virtually universal, with all market segments and industrial sectors posting positive returns. Small-capitalization stocks outperformed large-caps. And according to most (but not all) valuation-based indexes, growth stocks, whose prices reflect expectations for above-average earnings growth, outpaced value stocks.

A Solid Six Months for Your Fund

The first half of 2003 was a good period for the Institutional Total Bond Market Index Fund, as it was for bonds in general. As noted earlier, the decline in interest rates drove the prices of existing bonds higher. As a result, the fund's total return included a healthy capital return of 1.9% that supplemented its income return of 2.0%. Of course, the objective of an index fund is to provide returns that are very close to those of its target index, and here, too, the fund was very successful during the half-year.

     As you review the fund's results, keep in mind that a six-month return does not provide a complete picture of a bond fund's performance. That's because these returns reflect only half of the year's interest income, while price changes reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, consider a full year's interest income when evaluating a bond fund. Over the past 12 months, the decline in interest rates provided a significant boost to your fund's return. Its capital return was 5.3% and its income return was 4.8%, resulting in a total return of 10.1%. Given the low current level of interest rates, it's unrealistic to expect bond prices to register such big gains in the future. In fact, as interest rates rise, bond prices will decline. This will harm the short-term performance of bond funds, especially those that emphasize intermediate- and long-term bonds.

     As we have often pointed out, in investing, costs matter. Because operating expenses are deducted directly from the income that a fund pays, they have a very real impact on the return you receive. And during periods like the present one when interest rates are low, costs chew up an even greater percentage of your return. That's why we strive to keep the expense ratio of your fund extremely low--during the half-year, for example, the annualized expenses charged by the Institutional Total Bond Market Index Fund amounted to 0.05%, or $0.50 per $1,000 invested, compared with 0.92% for its average peer. Simply put, our lower costs mean that our shareholders receive more of the return that the fund actually earns.

Good Times Reinforce the Value of a Sensible Plan

It's noteworthy that the past six months delivered the first piece of sustained "good news" for stock fund investors in more than three years. Oddly enough, a good way to have benefited from this change of fortune would have been the same approach that provided some shelter during the stock market's long storm: holding a well-diversified portfolio of stock, bond, and money market funds. Vanguard Institutional Total Bond Market Index Fund can be an important component of a such a plan, offering broad exposure to the bond market at exceptionally low cost.

     The time-tested principles of balance and diversification allow investors to participate in the periods of strong performance for each asset class while reducing their vulnerability to its periods of weakness.

     We thank you for entrusting your assets to us.

Sincerely,

/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer
July 11, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              DECEMBER 31, 2002-JUNE 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                         -----------------------
                                      STARTING        ENDING     INCOME  CAPITAL
                                   SHARE PRICE   SHARE PRICE  DIVIDENDS    GAINS
--------------------------------------------------------------------------------
Institutional Total Bond
 Market Index Fund                      $51.89        $52.85     $1.067   $0.000
--------------------------------------------------------------------------------

================================================================================
Ian MacKinnon Retires

Vanguard Managing Director Ian A. MacKinnon, who served this company and its shareholders for more than two decades as head of our Fixed Income Group, retired on June 30. It's impossible to adequately summarize Ian's many accomplishments, but I must express my deep gratitude to him for establishing our fixed income practices and philosophy, and for serving our shareholders with great skill, integrity, and commitment since he formed our Fixed Income Group in 1981. He leaves behind an outstanding performance record in our money market and bond funds, a tradition of excellence, and a terrific team of investment professionals. We wish him the very best.

Robert F. Auwaerter, who also has more than 20 years' experience managing Vanguard's fixed income funds, will oversee all of the group's portfolio management activities.

George U. Sauter, managing director of our Quantitative Equity Group, has assumed overall responsibility for the Fixed Income Group in the newly created position of chief investment officer.
                                                               --John J. Brennan
================================================================================

Fund Profile                                                 As of June 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index.

INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
---------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                 TARGET
                                 FUND            INDEX*
---------------------------------------------------------
Number of Issues                  858             7,454
Yield                            3.8%              3.6%
Yield to Maturity              3.6%YY              3.6%
Average Coupon                   6.2%              6.0%
Average Maturity            6.9 years         6.7 years
Average Quality                   Aa1               Aaa
Average Duration            4.0 years         4.0 years
Expense Ratio                 0.05%**                --
Cash Investments                 1.6%                --
---------------------------------------------------------

---------------------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

Treasury/Agency+                                    58.5%
Aaa                                                 12.1
Aa                                                   5.9
A                                                   13.2
Baa                                                 10.2
Less than Baa                                        0.1
---------------------------------------------------------
Total                                              100.0%
---------------------------------------------------------

-----------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY          Treasury/Agency
AVERAGE MATURITY        Medium
-----------------------------------------



------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                          3.0%
1-5 Years                            56.6
5-10 Years                           25.7
10-20 Years                           7.3
20-30 Years                           6.7
Over 30 Years                         0.7
------------------------------------------
Total                               100.0%
------------------------------------------

---------------------------------------------------------
DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

Asset-Backed/Commercial Mortgage-Backed              8.8%
Finance                                             13.0
Foreign                                              2.1
Government Mortgage-Backed                          34.3
Industrial                                          13.3
Treasury/Agency                                     24.2
Utilities                                            2.7
---------------------------------------------------------
Cash Investments                                     1.6%
---------------------------------------------------------
Total                                              100.0%
---------------------------------------------------------
*Lehman Aggregate Bond Index.
**Annualized.
+Includes government mortgage-backed bonds.
++Before expenses.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARY                                          As of June 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
-----------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) APRIL 26, 2002-JUNE 30, 2003
-----------------------------------------------------------

                INSTITUTIONAL TOTAL BOND MARKET
                         INDEX FUND               LEHMAN*
FISCAL    CAPITAL   INCOME              TOTAL       TOTAL
  YEAR     RETURN   RETURN             RETURN      RETURN
-----------------------------------------------------------
2002         3.8%     3.5%               7.3%        7.9%
2003**       1.9%     2.0%               3.9%        3.9%
-----------------------------------------------------------
*Lehman Aggregate Bond Index.
**Six months ended June 30, 2003.
Note: See Financial Highlights table on page 26 for dividend and capital gains information.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003
                                                            SINCE INCEPTION
                                                 ONE  --------------------------
                            INCEPTION DATE      YEAR   CAPITAL  INCOME    TOTAL
--------------------------------------------------------------------------------
Institutional Total Bond
   Market Index Fund             4/26/2002     10.05%     4.84%   4.87%    9.71%
--------------------------------------------------------------------------------

Financial Statements                                   June 30, 2003 (unaudited)
Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
INSTITUTIONAL TOTAL BOND                                           MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                  COUPON            DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (57.3%)
-----------------------------------------------------------------------------------------------------
U.S. Government Securities (12.9%)
U.S. Treasury Bond                                 10.375%      11/15/2009       1,530        1,717
U.S. Treasury Bond                                  10.00%       5/15/2010         850          984
U.S. Treasury Bond                                   9.25%       2/15/2016         625          957
U.S. Treasury Bond                                   7.50%      11/15/2016         225          306
U.S. Treasury Bond                                  8.875%       8/15/2017      11,065       16,760
U.S. Treasury Bond                                  8.125%       8/15/2019       1,530        2,214
U.S. Treasury Bond                                   8.75%       5/15/2020         540          826
U.S. Treasury Bond                                  7.875%       2/15/2021         990        1,414
U.S. Treasury Bond                                  8.125%       8/15/2021       1,800        2,633
U.S. Treasury Bond                                   8.00%      11/15/2021       8,080       11,710
U.S. Treasury Bond                                   7.25%       8/15/2022       3,900        5,286
U.S. Treasury Bond                                  7.625%      11/15/2022       7,720       10,862
U.S. Treasury Bond                                  6.625%       2/15/2027         505          650
U.S. Treasury Bond                                  6.375%       8/15/2027      10,150       12,718
U.S. Treasury Bond                                   5.25%      11/15/2028       4,375        4,764
U.S. Treasury Note                                   1.75%      12/31/2004       2,900        2,925
U.S. Treasury Note                                  1.625%       3/31/2005       5,200        5,235
U.S. Treasury Note                                   1.25%       5/31/2005       1,200        1,199
U.S. Treasury Note                                  6.875%       5/15/2006       1,140        1,307
U.S. Treasury Note                                   7.00%       7/15/2006         850          982
U.S. Treasury Note                                   6.50%      10/15/2006         425          488
U.S. Treasury Note                                  6.625%       5/15/2007       8,275        9,682
U.S. Treasury Note                                  5.625%       5/15/2008       9,205       10,556
U.S. Treasury Note                                   4.75%      11/15/2008       3,065        3,398
U.S. Treasury Note                                   5.75%       8/15/2010          75           88
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
INSTITUTIONAL TOTAL BOND                                           MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                  COUPON            DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------
U.S. Treasury Note                                  4.875%       2/15/2012     $16,915       18,813
Private Export Funding Corp.
  (U.S. Government Guaranteed)                      7.20%        1/15/2010       1,325        1,635
                                                                                           --------
                                                                                            130,109
                                                                                           --------

AGENCY BONDS AND NOTES (11.3%)
Federal Farm Credit Bank                             4.80%       11/6/2003         325          329
Federal Home Loan Bank                               3.75%       4/15/2004       3,550        3,626
Federal Home Loan Bank                              3.375%       6/15/2004       5,300        5,419
Federal Home Loan Bank                               6.50%       8/15/2007       2,450        2,847
Federal Home Loan Bank                              5.865%        9/2/2008         550          633
Federal Home Loan Bank                               5.88%      11/25/2008         175          178
Federal Home Loan Bank                               6.50%      11/13/2009       1,300        1,551
Federal Home Loan Bank                              7.625%       5/14/2010       6,100        7,719
Federal Home Loan Mortgage Corp.                     5.00%       5/15/2004         925          957
Federal Home Loan Mortgage Corp.                    6.875%       1/15/2005       9,450       10,252
Federal Home Loan Mortgage Corp.                     7.00%       7/15/2005      10,000       11,114
Federal Home Loan Mortgage Corp.                     5.75%       4/15/2008       2,000        2,282
Federal Home Loan Mortgage Corp.                    6.625%       9/15/2009       1,400        1,677
Federal Home Loan Mortgage Corp.                     7.00%       3/15/2010       2,500        3,061
Federal Home Loan Mortgage Corp.                    6.875%       9/15/2010       5,650        6,908
Federal Home Loan Mortgage Corp.                     6.75%       3/15/2031       1,139        1,417
Federal Home Loan Mortgage Corp.                     6.25%       7/15/2032         132          155
Federal National Mortgage Assn.                      3.00%       6/15/2004         200          204
Federal National Mortgage Assn.                      6.50%       8/15/2004      11,710       12,408
Federal National Mortgage Assn.                     7.125%       2/15/2005         900          984
Federal National Mortgage Assn.                      7.00%       7/15/2005       8,000        8,891
Federal National Mortgage Assn.                      5.75%       2/15/2008       1,850        2,108
Federal National Mortgage Assn.                      6.00%       5/15/2008         400          461
Federal National Mortgage Assn.                      6.40%       5/14/2009         675          702
Federal National Mortgage Assn.                     6.625%       9/15/2009       6,515        7,803
Federal National Mortgage Assn.                      7.25%       1/15/2010       2,230        2,758
Federal National Mortgage Assn.                      6.25%        2/1/2011         225          261
Federal National Mortgage Assn.                      5.50%       3/15/2011       2,275        2,580
Federal National Mortgage Assn.                     6.125%       3/15/2012       1,900        2,237
Federal National Mortgage Assn.                     4.375%       9/15/2012       3,425        3,582
Federal National Mortgage Assn.                     4.625%        5/1/2013       1,150        1,186
Federal National Mortgage Assn.                      7.25%       5/15/2030       2,050        2,700
Federal National Mortgage Assn.                     6.625%      11/15/2030       2,400        2,947
Tennessee Valley Auth.                              5.375%      11/13/2008         325          366
Tennessee Valley Auth.                              7.125%        5/1/2030       1,350        1,753
                                                                                            -------
                                                                                            114,056
                                                                                            -------

MORTGAGE-BACKED SECURITIES (33.1%)(2)
Federal Home Loan Mortgage Corp.                     4.50% 5/1/2008-5/1/2018(1)  6,484        6,630
Federal Home Loan Mortgage Corp.                     5.00% 6/1/2007-5/1/2033(1) 13,869       14,312
Federal Home Loan Mortgage Corp.                     5.50%12/1/2005-4/1/2033(1) 27,844       28,838
Federal Home Loan Mortgage Corp.                     6.00% 1/1/2006-4/1/2033(1) 30,959       32,178
Federal Home Loan Mortgage Corp.                     6.50%10/1/2004-7/1/2032(1) 28,453       29,695
Federal Home Loan Mortgage Corp.                     7.00% 2/1/2004-6/1/2032(1) 12,735       13,386
Federal Home Loan Mortgage Corp.                     7.50%10/1/2012-2/1/2032(1)  3,797        4,038
Federal Home Loan Mortgage Corp.                     8.00 6/1/2012-11/1/2031(1)  1,665        1,800
Federal Home Loan Mortgage Corp.                     8.50% 6/1/2025-5/1/2030(1)    716          780
Federal Home Loan Mortgage Corp.                     9.00% 2/1/2025-9/1/2030(1)     57           62

-----------------------------------------------------------------------------------------------------
                                                                                  FACE       MARKET
                                                                  MATURITY      AMOUNT       VALUE*
                                          COUPON                      DATE       (000)        (000)
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.            9.50%              2/1/2025(1)          16           17
Federal National Mortgage Assn.             4.50%              6/1/2018(1)       2,000        2,043
Federal National Mortgage Assn.             5.00%     9/1/2009-6/1/2033(1)      11,753       12,065
Federal National Mortgage Assn.             5.50%     5/1/2009-6/1/2033(1)      46,103       47,759
Federal National Mortgage Assn.             6.00%    10/1/2008-4/1/2033(1)      37,522       39,041
Federal National Mortgage Assn.             6.50%     1/1/2012-8/1/2032(1)      31,189       32,580
Federal National Mortgage Assn.             7.00%    6/1/2015-12/1/2031(1)       6,848        7,227
Federal National Mortgage Assn.             7.50%   11/1/2011-10/1/2031(1)       4,906        5,219
Federal National Mortgage Assn.             8.00%    12/1/2029-6/1/2031(1)       1,030        1,109
Federal National Mortgage Assn.             8.50%     4/1/2030-4/1/2031(1)         390          420
Federal National Mortgage Assn.             9.00%              8/1/2030(1)          22           24
Federal National Mortgage Assn.             9.50%             11/1/2025(1)          28           30
Government National Mortgage Assn.          5.00%   2/15/2018-6/15/2033(1)       1,488        1,536
Government National Mortgage Assn.          5.50%   2/15/2017-5/15/2033(1)       8,061        8,409
Government National Mortgage Assn.          6.00%   9/15/2013-1/15/2033(1)      13,792       14,463
Government National Mortgage Assn.          6.50%   5/15/2013-7/15/2032(1)      13,505       14,198
Government National Mortgage Assn.          7.00%  10/15/2010-6/15/2032(1)       8,368        8,851
Government National Mortgage Assn.          7.50%  5/15/2023-10/15/2031(1)       4,165        4,432
Government National Mortgage Assn.          8.00%  7/15/2025-11/15/2030(1)       1,886        2,041
Government National Mortgage Assn.          8.50%  12/15/2024-7/15/2030(1)         287          311
Government National Mortgage Assn.          9.00%   5/15/2025-9/15/2030(1)         132          145
Government National Mortgage Assn.          9.50%            11/15/2017(1)          36           41
                                                                                          ---------
                                                                                            333,680
                                                                                          ---------

-----------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $562,976)                                577,845
-----------------------------------------------------------------------------------------------------
CORPORATE BONDS (39.0%)
-----------------------------------------------------------------------------------------------------
ASSET-BACKED/COMMERCIAL MORTGAGE-BACKED SECURITIES--FIXED RATE (6.5%)(2)
Bank of America Mortgage Securities        4.654%             6/25/2032(1)         212          216
Bear Stearns Commercial
 Mortgage Securities Inc.                    5.61%           11/15/2033(1)       1,150        1,282
CIT RV Trust                                 5.96%            4/15/2011(1)          56           57
California Infrastructure & Econ.
 Dev. Bank Special Purpose Trust PG&E-1      6.42%            9/25/2008(1)       2,500        2,708
California Infrastructure & Econ.
 Dev. Bank Special Purpose Trust SCE-1       6.38%            9/25/2008(1)       2,450        2,662
California Infrastructure & Econ.
 Dev. Bank Special Purpose Trust SDG&E       6.31%            9/25/2008(1)       1,100        1,194
Capital Auto Receivables Asset Trust         2.64%           11/15/2005(1)       1,000        1,024
Capital Auto Receivables Asset Trust         4.16%            7/16/2007(1)         125          130
Capital Auto Receivables Asset Trust         2.92%            4/15/2008(1)       5,500        5,622
Capital One Auto Finance Trust               4.88%            9/15/2008(1)       1,175        1,244
Chase Manhattan Auto Owner Trust             4.24%            9/15/2008(1)       2,750        2,882
Citibank Credit Card Master Trust            4.95%             2/9/2009(1)       3,450        3,730
Commercial Mortgage
 Lease-Backed Certificate                   6.746%            6/20/2031(1)(3)    1,025        1,172
Countrywide Home Loans                      4.633%            9/19/2032(1)       1,432        1,456
Countrywide Home Loans                      4.197%            5/25/2033(1)       2,037        2,062
DaimlerChrysler Auto Trust                   2.56%           10/25/2004(1)         825          838
DaimlerChrysler Auto Trust                   3.53%            12/6/2007(1)       4,000        4,129
First Union National Bank
 Commercial Mortgage Securities             6.223%           12/12/2033(1)         500          575

-----------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
INSTITUTIONAL TOTAL BOND                                           MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                  COUPON            DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust                         4.36%       8/15/2006(1)    2,000        2,089
Ford Credit Auto Owner Trust                         3.13%      11/15/2006(1)      250          256
Harley-Davidson Motorcycle Trust                     4.50%       1/15/2010(1)    1,650        1,780
Honda Auto Receivables Owner Trust                   2.19%       9/15/2006(1)      700          709
Honda Auto Receivables Owner Trust                   4.22%       4/15/2007(1)      325          339
MBNA Master Credit Card Trust                        4.95%       6/15/2009(1)    3,150        3,414
Mach One CDO, Ltd.                                   6.70%       3/15/2030(1)(3)   366          416
Marshall & Ilsley Auto Loan Trust                    2.49%      10/22/2007(1)    2,500        2,533
Nissan Auto Receivables Owner Trust                  4.60%       9/15/2005(1)    1,475        1,552
Nissan Auto Receivables Owner Trust                  4.28%      10/16/2006(1)    1,500        1,574
PECO Energy Transition Trust                         5.80%        3/1/2007(1)    4,000        4,196
PECO Energy Transition Trust                         6.05%        3/1/2009(1)      275          307
PP&L Transition Bond Co. LLC                         6.96%      12/26/2005(1)    2,100        2,330
PSE&G Transition Funding LLC                         6.89%      12/15/2017(1)      200          242
Residential Asset Securities Corp.                  4.988%       2/25/2027(1)    1,950        2,018
Sears Credit Account Master Trust                    6.05%       1/15/2008(1)    1,333        1,354
Toyota Auto Receivables Owner Trust                  2.65%      11/15/2006(1)    1,900        1,933
Toyota Auto Receivables Owner Trust                  4.00%       7/15/2008(1)      100          104
Volkswagen Auto Lease Trust                          2.36%      12/20/2005(1)    2,000        2,024
WFS Financial Owner Trust                            4.50%       2/20/2010(1)      250          263
Washington Mutual Mortgage
  Pass-Through Certificate                          5.435%       2/25/2032(1)      121          124
Washington Mutual Mortgage
  Pass-Through Certificate                           5.55%       3/25/2032(1)      114          116
Washington Mutual Mortgage
  Pass-Through Certificate                          5.554%       4/26/2032(1)    1,375        1,395
World Omni Master Owner Trust                        3.79%      11/20/2005(1)      167          169
World Omni Master Owner Trust                        2.58%       9/15/2009(1)    1,500        1,528
                                                                                            -------
                                                                                             65,748
                                                                                            -------

ASSET-BACKED SECURITIES--FLOATING RATE (3.5%)(2)
Chase Credit Card Master Trust                       1.96%       1/15/2006(1)    6,000        6,002
Chase Credit Card Master Trust                      1.923%       2/15/2007(1)    1,000        1,001
Discover Card Master Trust I                         1.59%       2/16/2007(1)    2,000        2,005
Discover Card Master Trust I                         1.55%       4/16/2007(1)    4,000        4,004
Discover Card Master Trust I                         1.49%       9/18/2007(1)    4,000        4,009
First USA Credit Card Master Trust                   1.39%       9/10/2006(1)    6,000        6,003
First USA Credit Card Master Trust                  1.407%      11/20/2006(1)    3,000        3,001
First USA Credit Card Master Trust                   1.56%       4/17/2007(1)    1,000        1,001
MBNA Master Credit Card Trust                        1.54%       2/15/2007(1)    4,000        4,002
MBNA Master Credit Card Trust                        1.55%       2/15/2007(1)    4,000        4,004
                                                                                             ------
                                                                                             35,032
                                                                                             ------

FINANCE (13.0%)
  BANKING (5.7%)
Abbey National Capital Trust I                      8.963%      12/29/2049         250          360
Asian Development Bank                              4.875%        2/5/2007       1,000        1,100
Associates Corp. of North America                    6.20%       5/16/2005       1,000        1,084
BBVA-Bancomer Capital Trust I                       10.50%       2/16/2011(3)      375          431
Bank of America Corp.                               7.125%       9/15/2006         600          690
Bank of America Corp.                                8.50%       1/15/2007         150          180
Bank of America Corp.                                7.40%       1/15/2011         700          860
Bank of America Corp.                                6.25%       4/15/2012         100          116
Bank One Corp.                                      6.875%        8/1/2006         850          968

-----------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
                                                                   MATURITY      AMOUNT      VALUE*
                                                   COUPON             DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------
Bank One Corp.                                       6.00%       2/17/2009         795          901
Bank One Corp.                                      7.875%        8/1/2010         750          933
BankAmerica Capital II                               8.00%      12/15/2026         750          863
BankAmerica Corp.                                   6.625%       6/15/2004         100          105
BankAmerica Corp.                                   7.125%        5/1/2006         150          169
Barclays Bank PLC                                    8.55%       6/15/2011(3)      300          382
Barclays Bank PLC                                   7.375%      12/15/2011(3)      475          569
The Chase Manhattan Corp.                            6.00%       11/1/2005         150          163
The Chase Manhattan Corp.                           7.125%        2/1/2007         250          286
Citicorp Capital II                                 8.015%       2/15/2027         100          118
Citicorp Lease Pass-Through Trust                    8.04%      12/15/2019(3)      225          272
Citigroup Inc.                                      4.125%       6/30/2005         725          762
Citigroup Inc.                                       6.75%       12/1/2005       2,850        3,173
Citigroup Inc.                                      5.625%       8/27/2012       1,200        1,323
Citigroup Inc.                                      4.875%        5/7/2015         200          206
CoreStates Capital Corp.                            6.625%       3/15/2005       1,000        1,085
CoreStates Capital Corp.                             8.00%      12/15/2026(3)      525          626
Credit Suisse First Boston USA Inc.                  5.75%       4/15/2007       1,175        1,301
Credit Suisse First Boston USA Inc.                 4.625%       1/15/2008         500          535
Credit Suisse First Boston USA Inc.                  6.50%       1/15/2012         250          286
Deutsche Ausgleichsbank                              7.00%       6/23/2005         600          659
Deutsche Bank Financial LLC                         5.375%        3/2/2015         325          348
European Investment Bank                             4.00%       3/15/2005       1,800        1,884
European Investment Bank                            5.625%       1/24/2006         500          549
European Investment Bank                            4.625%        3/1/2007         500          546
Export-Import Bank of Korea                          7.10%       3/15/2007         750          850
Fifth Third Bancorp                                  6.75%       7/15/2005         500          549
Fleet Boston Financial Corp.                         7.25%       9/15/2005       1,000        1,111
Golden West Financial                               4.125%       8/15/2007         550          580
HSBC Holdings PLC                                    7.50%       7/15/2009         750          913
Inter-American Development Bank                     6.125%        3/8/2006         525          586
Inter-American Development Bank                     6.375%      10/22/2007         450          523
Inter-American Development Bank                     5.625%       4/16/2009       1,300        1,497
Inter-American Development Bank                      8.50%       3/15/2011         500          664
Inter-American Development Bank                      7.00%       6/15/2025         150          190
International Bank for
 Reconstruction & Development                       4.125%       8/12/2009       1,600        1,715
International Bank for
 Reconstruction & Development                       8.875%        3/1/2026         250          382
International Finance Corp.                          3.00%       4/15/2008         450          462
Korea Development Bank                               7.25%       5/15/2006          50           56
Landwirtschaft Rentenbank                           3.375%      11/15/2007       1,000        1,035
Landwirtschaft Rentenbank                            3.25%       6/16/2008         200          205
Marshall & Ilsley Bank                              4.125%        9/4/2007       1,000        1,058
Mellon Capital II                                   7.995%       1/15/2027         500          600
Mercantile Bancorp (Firstar)                         7.30%       6/15/2007         250          295
J.P. Morgan & Co., Inc.                              6.70%       11/1/2007       1,000        1,147
J.P. Morgan Chase & Co.                             5.625%       8/15/2006         625          685
J.P. Morgan Chase & Co.                              5.25%       5/30/2007       1,350        1,478
J.P. Morgan Chase & Co.                              5.25%        5/1/2015         200          208
National City Bank of Indiana                       4.875%       7/20/2007         300          325
National City Corp.                                  7.20%       5/15/2005         800          880

-----------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
INSTITUTIONAL TOTAL BOND                                           MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                  COUPON            DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------
National Westminster Bancorp Inc.                   9.375%      11/15/2003       1,000        1,030
NationsBank Corp.                                   6.375%       2/15/2008         500          572
NationsBank Corp.                                    7.25%      10/15/2025         500          618
Nordic Investment Bank                              3.125%       4/24/2008         250          256
North Fork Bancorp                                  5.875%       8/15/2012         250          279
PNC Funding Corp.                                    5.75%        8/1/2006         700          773
PaineWebber Group, Inc.                              6.50%       11/1/2005         500          552
Regions Financial Corp.                             6.375%       5/15/2012         925        1,071
Santander Central Hispano SA                        7.625%       9/14/2010         200          247
Sanwa Bank Ltd.                                      8.35%       7/15/2009         150          178
Sanwa Bank Ltd.                                      7.40%       6/15/2011         275          308
Standard Chartered Bank                              8.00%       5/30/2031(3)      325          412
Sumitomo Mitsui Banking Corp.                        8.00%       6/15/2012         115          138
SunTrust Banks, Inc.                                 6.00%       2/15/2026         500          546
Suntrust Capital                                     7.90%       6/15/2027         200          235
Swiss Bank Corp.                                    7.375%       7/15/2015         175          215
Synovus Financial Corp.                              7.25%      12/15/2005         175          198
US Bancorp                                          6.875%       12/1/2004         275          296
US Bancorp                                           5.10%       7/15/2007       1,250        1,368
Union Planters Bank NA                              5.125%       6/15/2007         200          217
Union Planters Corp.                                 7.75%        3/1/2011         275          331
Wachovia Corp.                                       4.95%       11/1/2006         825          899
Washington Mutual Bank                              6.875%       6/15/2011       1,450        1,702
Wells Fargo & Co.                                   5.125%       2/15/2007         250          274
Wells Fargo & Co.                                    3.50%        4/4/2008       1,000        1,028
Wells Fargo & Co.                                    6.25%       4/15/2008         915        1,054
Wells Fargo & Co.                                    6.45%        2/1/2011       1,000        1,172
Brokerage (1.6%)
Bear Stearns & Co., Inc.                            6.625%       1/15/2004       1,000        1,028
Bear Stearns & Co., Inc.                             6.75%      12/15/2007         150          174
Bear Stearns & Co., Inc.                             4.00%       1/31/2008         300          312
Bear Stearns & Co., Inc.                             5.70%      11/15/2014         400          440
Goldman Sachs Group Inc.                            7.625%       8/17/2005       1,000        1,123
Goldman Sachs Group Inc.                            4.125%       1/15/2008         625          656
Goldman Sachs Group Inc.                             5.70%        9/1/2012         750          827
Goldman Sachs Group Inc.                             5.50%      11/15/2014         350          379
Goldman Sachs Group Inc.                            6.125%       2/15/2033         200          215
Lehman Brothers Holdings Inc.                        7.75%       1/15/2005       1,950        2,135
Lehman Brothers Holdings Inc.                       6.625%       2/15/2008         750          863
Merrill Lynch & Co., Inc.                            5.88%       1/15/2004         175          179
Merrill Lynch & Co., Inc.                            5.35%       6/15/2004       1,275        1,324
Merrill Lynch & Co., Inc.                            4.00%      11/15/2007         400          420
Merrill Lynch & Co., Inc.                           6.875%      11/15/2018         600          722
Morgan Stanley Dean Witter
 Discover & Co.                                     5.625%       1/20/2004       2,150        2,202
Morgan Stanley Dean Witter
 Discover & Co.                                      6.10%       4/15/2006         625          690
Morgan Stanley Dean Witter
 Discover & Co.                                     6.875%        3/1/2007         200          228
Morgan Stanley Dean Witter
 Discover & Co.                                     3.625%        4/1/2008         500          514

-----------------------------------------------------------------------------------------------------
                                                                                  FACE       MARKET
                                                                  MATURITY      AMOUNT       VALUE*
                                                   COUPON             DATE        (000)       (000)
-----------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter Discover & Co.            7.25%        4/1/2032         450          553
Salomon Smith Barney Holdings Inc.                  5.875%       3/15/2006         275          303
Waddell & Reed Financial                             7.50%       1/18/2006         400          441


FINANCE COMPANIES (4.0%)
American Express Co.                                 3.75%      11/20/2007         550          574
American Express Co.                                 3.00%       5/16/2008         500          503
American General Finance Corp.                      5.875%       7/14/2006         900          997
American General Finance Corp.                       5.75%       3/15/2007         500          554
Boeing Capital Corp.                                 6.50%       2/15/2012         750          848
CIT Group Inc.                                      4.125%       2/21/2006         575          600
CIT Group Inc.                                      7.375%        4/2/2007         350          400
CIT Group Inc.                                       4.00%        5/8/2008         250          255
CIT Group Inc.                                       7.75%        4/2/2012         200          238
Capital One Bank                                    4.875%       5/15/2008         875          887
Countrywide Home Loan                                5.50%        8/1/2006       1,550        1,691
Countrywide Home Loan                                5.50%        2/1/2007         850          933
Countrywide Home Loan                               5.625%       5/15/2007          50           55
John Deere Capital Corp.                             7.00%       3/15/2012         250          297
Export Development Canada                            4.00%        8/1/2007         200          213
Ford Motor Credit Co.                               6.875%        2/1/2006       2,300        2,425
Ford Motor Credit Co.                                6.50%       1/25/2007       2,000        2,101
Ford Motor Credit Co.                               7.375%      10/28/2009         100          105
Ford Motor Credit Co.                                7.25%      10/25/2011         500          513
General Electric Capital Corp.                       2.85%       1/30/2006         500          514
General Electric Capital Corp.                      5.375%       3/15/2007       1,600        1,759
General Electric Capital Corp.                       4.25%       1/15/2008       1,000        1,059
General Electric Capital Corp.                       3.50%        5/1/2008         250          256
General Electric Capital Corp.                      4.625%       9/15/2009         500          535
General Electric Capital Corp.                      7.375%       1/19/2010         750          915
General Electric Capital Corp.                      6.125%       2/22/2011         500          569
General Electric Capital Corp.                       6.75%       3/15/2032         650          764
General Motors Acceptance Corp.                      5.25%       5/16/2005         250          257
General Motors Acceptance Corp.                      6.75%       1/15/2006         300          319
General Motors Acceptance Corp.                      4.50%       7/15/2006         500          502
General Motors Acceptance Corp.                     6.125%       9/15/2006       1,000        1,043
General Motors Acceptance Corp.                      7.75%       1/19/2010       1,725        1,842
General Motors Acceptance Corp.                     6.875%       9/15/2011         500          502
General Motors Acceptance Corp.                      7.00%        2/1/2012         400          403
General Motors Acceptance Corp.                     6.875%       8/28/2012         900          900
Household Finance Corp.                              6.50%       1/24/2006         875          969
Household Finance Corp.                              7.20%       7/15/2006         300          343
Household Finance Corp.                              5.75%       1/30/2007         350          387
Household Finance Corp.                             4.625%       1/15/2008         850          906
Household Finance Corp.                             6.375%      10/15/2011         225          256
Household Finance Corp.                              7.00%       5/15/2012       1,100        1,304
Household Finance Corp.                              7.35%      11/27/2032          50           62
International Lease Finance Corp.                   5.625%        6/1/2007       1,975        2,140
International Lease Finance Corp.                    4.50%        5/1/2008         250          262
KFW International Finance, Inc.                     7.625%       2/15/2004       2,000        2,079
KFW International Finance, Inc.                      2.50%      10/17/2005       1,300        1,328
MBNA America Bank NA                                 7.75%       9/15/2005(3)    1,000        1,116

-----------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
INSTITUTIONAL TOTAL BOND                                           MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                  COUPON            DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------
Pitney Bowes Credit Corp.                            9.25%       6/15/2008         500          631
SLM Corp.                                            5.05%      11/14/2014         450          480
USA Education Inc.                                  5.625%       4/10/2007       2,075        2,305

INSURANCE (1.1%)
ACE Ltd.                                             6.00%        4/1/2007         300          331
AEGON NV                                             4.75%        6/1/2013         125          126
AIG SunAmerica Global Financing IX                   6.90%       3/15/2032(3)      240          290
AXA SA                                               8.60%      12/15/2030          75           96
Allstate Corp.                                      5.375%       12/1/2006         500          552
Allstate Corp.                                       7.20%       12/1/2009         875        1,068
American General Capital II                          8.50%        7/1/2030          50           69
American International Group Inc.                    2.85%       12/1/2005         750          768
American International Group Inc.                   2.875%       5/15/2008(3)      150          150
Aon Capital Trust                                   8.205%        1/1/2027         100          114
Fidelity National Financial Inc.                     7.30%       8/15/2011         375          443
John Hancock Global Funding II                      5.625%       6/27/2006(3)      400          438
Hartford Life Inc.                                  7.375%        3/1/2031         200          243
ING Capital Funding Trust III                       8.439%      12/31/2010         575          728
Jackson National Life Insurance Co.                  5.25%       3/15/2007(3)      250          271
Jackson National Life Insurance Co.                 6.125%       5/30/2012(3)      350          389
Marsh & McLennan Cos. Inc.                           6.25%       3/15/2012         600          695
MetLife Inc.                                         5.25%       12/1/2006         725          794
Monumental Global Funding II                         6.05%       1/19/2006(3)      600          653
Nationwide Life Global Funding                       5.35%       2/15/2007(3)      225          245
Principal Life Global Funding I                     6.125%        3/1/2006(3)      500          549
Progressive Corp.                                   6.625%        3/1/2029         400          471
Reinsurance Group of America                         6.75%      12/15/2011         500          570
St. Paul Cos. Inc.                                   5.75%       3/15/2007         125          136
Travelers Property Casualty Corp.                    3.75%       3/15/2008         175          181
Travelers Property Casualty Corp.                   6.375%       3/15/2033         150          164
UnumProvident Corp.                                 7.625%        3/1/2011         175          189
UnumProvident Corp.                                  6.75%      12/15/2028          50           48

REAL ESTATE INVESTMENT TRUSTS (0.6%)
Boston Properties Inc.                              5.625%       4/15/2015(3)      150          158
Centerpoint Properties                               5.75%       8/15/2009         450          489
EOP Operating LP                                     7.75%      11/15/2007         500          585
EOP Operating LP                                     7.00%       7/15/2011         150          175
EOP Operating LP                                    7.875%       7/15/2031         200          242
Equity Residential Properties Trust                 6.625%       3/15/2012         600          696
HRPT Properties Trust                                6.50%       1/15/2013         500          548
Health Care Property Investment Inc.                 6.45%       6/25/2012         500          540
New Plan Excel Realty Trust                         5.875%       6/15/2007         250          273
ProLogis                                             5.50%        3/1/2013         100          107
Shurgard Storage Centers, Inc.                       7.75%       2/22/2011         425          503
Simon Property Group LP                             6.375%      11/15/2007         900        1,007
Susa Partnership LP                                  7.00%       12/1/2007         100          115
Vornado Realty                                      5.625%       6/15/2007         200          213
                                                                                          ---------
                                                                                            130,842
                                                                                          ---------

-----------------------------------------------------------------------------------------------------
                                                                                  FACE       MARKET
                                                                  MATURITY      AMOUNT       VALUE*
                                                   COUPON             DATE        (000)       (000)
-----------------------------------------------------------------------------------------------------
INDUSTRIAL (13.3%)
 BASIC INDUSTRY (1.2%)

Alcan Inc.                                           4.50%       5/15/2013         375          382
Alcoa Inc.                                           4.25%       8/15/2007       1,750        1,856
BHP Finance USA Ltd.                                 6.75%       11/1/2013         500          601
Celulosa Arauco Constitution SA                     8.625%       8/15/2010         350          420
Corporacion Nacional del
Cobre de Chile (CODELCO)                            7.375%        5/1/2009(3)      500          582
Domtar Inc.                                         7.875%      10/15/2011         450          542
Dow Chemical Co.                                    6.125%        2/1/2011         875          961
Dow Chemical Co.                                    7.375%       11/1/2029         100          116
Eastman Chemical Co.                                 7.00%       4/15/2012         450          519
International Paper Co.                             7.875%        8/1/2006         750          862
Potash Corp. of Saskatchewan                         7.75%       5/31/2011         375          457
Praxair, Inc.                                        6.90%       11/1/2006         125          142
Praxair, Inc.                                        3.95%        6/1/2013         350          345
Rohm & Haas Co.                                      6.95%       7/15/2004         450          473
Sappi Papier Holding AG                              6.75%       6/15/2012(3)      100          113
Sappi Papier Holding AG                              7.50%       6/15/2032(3)      200          233
Union Carbide Corp.                                  7.75%       10/1/2096          50           46
Vale Overseas Ltd.                                  8.625%        3/8/2007         400          432
Westvaco Corp.                                       8.20%       1/15/2030         725          918
Weyerhaeuser Co.                                     5.50%       3/15/2005       1,150        1,216
Weyerhaeuser Co.                                    7.375%       3/15/2032         575          659

CAPITAL GOODS (1.3%)
Bae Systems Holdings Inc.                            6.40%      12/15/2011(3)      225          248
The Boeing Co.                                       8.75%       8/15/2021         150          198
The Boeing Co.                                      6.625%       2/15/2038         250          273
Bombardier Capital Corp.                            6.125%       6/29/2006(3)      250          256
British Aerospace                                   7.156%      12/15/2011(1)(3)    96          108
CRH Capital Inc.                                     6.95%       3/15/2012         200          235
Caterpillar, Inc.                                   7.375%        3/1/2097         600          754
Deere & Co.                                          8.50%        1/9/2022         725          964
Emerson Electric Co.                                4.625%      10/15/2012       1,000        1,049
General Dynamics                                    2.125%       5/15/2006         100          101
General Dynamics                                     3.00%       5/15/2008         100          101
General Electric                                     5.00%        2/1/2013         750          792
Goodrich Corp.                                       6.45%      12/15/2007         300          325
Hanson PLC                                           5.25%       3/15/2013         125          128
Hutchison Whampoa International Ltd.                 7.00%       2/16/2011(3)      250          279
Ingersoll-Rand Co.                                   6.25%       5/15/2006         150          167
Lockheed Martin Corp.                                7.65%        5/1/2016         650          835
Lockheed Martin Corp.                                8.50%       12/1/2029         200          272
Masco Corp.                                          6.75%       3/15/2006         700          780
Northrop Grumman Corp.                               7.75%       2/15/2031         150          193
Raytheon Co.                                         4.50%      11/15/2007       1,000        1,054
Raytheon Co.                                         5.50%      11/15/2012         200          214
Republic Services Inc.                              7.125%       5/15/2009         300          354
TRW Inc.                                             7.75%        6/1/2029         450          555
Textron Financial Corp.                             5.875%        6/1/2007       1,000        1,089
Textron Inc.                                         6.50%        6/1/2012         100          112

-----------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
INSTITUTIONAL TOTAL BOND                                           MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                  COUPON            DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------
USA Waste Services Inc.                              7.00%       7/15/2028         300          340
United Technologies Corp.                           4.875%       11/1/2006         825          894
Waste Management, Inc.                               6.50%      11/15/2008         425          486
Waste Management, Inc.                              7.375%        8/1/2010         150          179

COMMUNICATION (2.9%)
AT&T Broadband Corp.                                9.455%      11/15/2022         100          135
AT&T Corp.                                           7.00%      11/15/2006         635          703
AT&T Corp.                                           7.80%      11/15/2011         400          459
AT&T Corp.                                           8.50%      11/15/2031         625          713
AT&T Wireless Services Inc.                         7.875%        3/1/2011         450          532
AT&T Wireless Services Inc.                         8.125%        5/1/2012         375          454
AT&T Wireless Services Inc.                          8.75%        3/1/2031         650          810
BellSouth Capital Funding                           7.875%       2/15/2030         900        1,157
British Telecommunications PLC                      7.875%      12/15/2005         650          740
British Telecommunications PLC                      8.875%      12/15/2030         500          684
CenturyTel Inc.                                     7.875%       8/15/2012         175          221
China Telecom                                       7.875%       11/2/2004         525          567
Cingular Wireless                                    6.50%      12/15/2011         550          634
Citizens Communications                              9.00%       8/15/2031         375          502
Clear Channel Communications Inc.                    7.65%       9/15/2010         750          902
Comcast Cable Communications Inc.                    6.75%       1/30/2011         400          459
Comcast Cable Communications Inc.                   8.875%        5/1/2017         200          266
Comcast Corp.                                        6.50%       1/15/2015         600          679
Cox Enterprises                                     7.875%       9/15/2010(3)      575          677
Deutsche Telekom
 International Finance                               8.25%       6/15/2005         500          557
Deutsche Telekom
 International Finance                               8.50%       6/15/2010         750          923
Deutsche Telekom
 International Finance                               8.75%       6/15/2030         250          320
France Telecom                                       8.70%        3/1/2006         500          573
France Telecom                                       9.25%        3/1/2011         250          314
France Telecom                                      10.00%        3/1/2031         300          414
Grupo Televisa SA                                   8.625%        8/8/2005         475          534
GTE Corp.                                            8.75%       11/1/2021         100          131
GTE South Inc.                                      6.125%       6/15/2007         875          985
International Telecom Satellite                     7.625%       4/15/2012         100          113
Koninklijke KPN NV                                   8.00%       10/1/2010         475          588
Koninklijke KPN NV                                  8.375%       10/1/2030         200          261
New England Telephone & Telegraph Co.               7.875%      11/15/2029         100          130
New York Telephone Co.                               7.25%       2/15/2024         100          106
News America Holdings Inc.                           9.25%        2/1/2013         200          265
News America Holdings Inc.                           8.00%      10/17/2016         250          315
News America Holdings Inc.                           7.75%       12/1/2045         100          118
News America Holdings Inc.                           8.25%      10/17/2096         200          233
SBC Communications Inc.                              5.75%        5/2/2006         200          220
SBC Communications Inc.                             5.875%       8/15/2012       1,000        1,123
Scholastic Corp.                                     5.75%       1/15/2007         100          108
Southwestern Bell Telephone Co.                      7.25%       7/15/2025         175          175
Sprint Capital Corp.                                 7.90%       3/15/2005         675          732
Sprint Capital Corp.                                 8.75%       3/15/2032       1,075        1,284

-----------------------------------------------------------------------------------------------------
                                                                                  FACE       MARKET
                                                                  MATURITY      AMOUNT       VALUE*
                                                   COUPON             DATE        (000)       (000)
-----------------------------------------------------------------------------------------------------
TCI Communications, Inc.                             8.00%        8/1/2005         990        1,100
TCI Communications, Inc.                             8.75%        8/1/2015         175          228
Telecomunicaciones de Puerto Rico                    6.65%       5/15/2006         125          137
Telefonica Europe BV                                 7.35%       9/15/2005         775          866
Telefonos de Mexico SA                               8.25%       1/26/2006         550          617
Thomson Corp.                                        5.75%        2/1/2008         100          109
USA Interactive                                      7.00%       1/15/2013         500          568
Verizon Global Funding Corp.                         6.75%       12/1/2005         325          362
Verizon New Jersey Inc.                             5.875%       1/17/2012         825          918
Verizon New York Inc.                               6.875%        4/1/2012         175          205
Verizon New York Inc.                               7.375%        4/1/2032         375          456
Verizon Pennsylvania Inc.                            5.65%      11/15/2011         650          717
Verizon Wireless Inc.                               5.375%      12/15/2006         400          439
Vodafone AirTouch PLC                               7.625%       2/15/2005         325          355
Vodafone AirTouch PLC                               7.875%       2/15/2030         625          803

CONSUMER CYCLICAL (2.7%)
AOL Time Warner Inc.                                6.125%        4/15/2006      1,000        1,093
AOL Time Warner Inc.                                 6.15%        5/1/2007         800          888
AOL Time Warner Inc.                                 6.75%       4/15/2011         100          114
AOL Time Warner Inc.                                7.625%       4/15/2031         450          516
Arvinmeritor Inc.                                    6.80%       2/15/2009         250          261
Auburn Hills Trust                                 12.375%        5/1/2020         100          148
Cendant Corp.                                       6.875%       8/15/2006         445          497
Cendant Corp.                                        6.25%       1/15/2008         350          385
Cendant Corp.                                       7.375%       1/15/2013         175          205
Costco Wholesale Corp.                               5.50%       3/15/2007         875          962
DaimlerChrysler
North America Holding Corp.                          7.40%       1/20/2005         900          965
DaimlerChrysler
North America Holding Corp.                         7.375%       9/15/2006       2,000        2,247
DaimlerChrysler
North America Holding Corp.                          4.05%        6/4/2008         250          247
DaimlerChrysler
North America Holding Corp.                          7.30%       1/15/2012         225          253
Dayton Hudson Corp.                                  6.65%        8/1/2028         350          401
The Walt Disney Co.                                 5.375%        6/1/2007       1,000        1,090
Ford Capital BV                                      9.50%        6/1/2010         225          257
Ford Motor Co.                                       7.45%       7/16/2031       1,100        1,019
Ford Motor Co.                                       9.98%       2/15/2047         900        1,018
General Motors Corp.                                 8.25%       7/15/2023         150          149
General Motors Corp.                                 6.75%        5/1/2028         700          602
General Motors Corp.                                8.375%       7/15/2033         550          542
Harrahs Operating Co. Inc.                          7.125%        6/1/2007         175          197
Harrahs Operating Co. Inc.                           7.50%       1/15/2009         250          293
Kohl's Corp.                                         6.00%       1/15/2033         100          108
Liberty Media Corp.                                  7.75%       7/15/2009         550          644
Liberty Media Corp.                                  8.25%        2/1/2030         250          299
Lowe's Cos., Inc.                                   6.875%       2/15/2028         500          591
May Department Stores Co.                           7.625%       8/15/2013         300          365
May Department Stores Co.                            9.75%       2/15/2021         540          724
McDonald's Corp.                                     6.00%       4/15/2011         400          447

-----------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
INSTITUTIONAL TOTAL BOND                                           MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                  COUPON            DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------
Pulte Homes Inc.                                    7.875%       6/15/2032         375          460
Sears Roebuck Acceptance Corp.                       7.00%       6/15/2007         200          224
Sears Roebuck Acceptance Corp.                       7.00%        2/1/2011         350          399
Sears Roebuck Acceptance Corp.                       6.70%       4/15/2012         200          226
Sears Roebuck Acceptance Corp.                       7.00%        6/1/2032         100          112
Target Corp.                                        3.375%        3/1/2008         500          513
Target Corp.                                         5.40%       10/1/2008       1,000        1,115
Time Warner Entertainment                           8.375%       3/15/2023         100          126
Time Warner Entertainment                           8.375%       7/15/2033         600          782
Toys R Us Inc.                                      7.875%       4/15/2013         100          109
Toys R Us Inc.                                       8.75%        9/1/2021          50           56
Viacom Inc.                                          7.75%        6/1/2005       1,375        1,532
Viacom Inc.                                         5.625%       8/15/2012         300          333
Viacom Inc.                                          5.50%       5/15/2033         250          248
Visteon Corp.                                        7.95%        8/1/2005         150          160
Visteon Corp.                                        8.25%        8/1/2010         150          164
Wal-Mart Stores, Inc.                               4.375%       7/12/2007         250          268
Wal-Mart Stores, Inc.                                7.55%       2/15/2030         500          662
Wal-Mart Stores, Inc. Canada                         5.58%        5/1/2006(3)    1,400        1,537
Wendy's International Inc.                           6.20%       6/15/2014         300          343


CONSUMER NONCYCLICAL (2.3%)
Abbott Laboratories                                 5.625%        7/1/2006         300          331
Albertson's Inc.                                     8.00%        5/1/2031         150          180
Anheuser-Busch Cos., Inc.                            7.50%       3/15/2012         500          630
Anheuser-Busch Cos., Inc.                           7.125%        7/1/2017         650          755
C.R. Bard, Inc.                                      6.70%       12/1/2026         350          392
Becton, Dickinson & Co.                              4.55%       4/15/2013         150          156
Becton, Dickinson & Co.                              4.90%       4/15/2018         150          157
Bottling Group PLC                                  4.625%      11/15/2012(3)      450          467
Bristol-Myers Squibb                                 5.75%       10/1/2011       1,050        1,168
Campbell Soup Co.                                    6.75%       2/15/2011         900        1,059
Cia. Brasil de Bebidas AmBev                        10.50%      12/15/2011          90          100
Coca-Cola Enterprises, Inc.                         6.125%       8/15/2011       1,200        1,379
Coca-Cola Enterprises, Inc.                          8.50%        2/1/2022          75          101
Conagra Foods, Inc.                                 7.875%       9/15/2010       1,000        1,261
Diageo PLC                                          3.375%       3/20/2008         750          769
General Mills Inc.                                  5.125%       2/15/2007         150          163
Grand Metropolitan Investment Corp.                  9.00%       8/15/2011         400          540
Imperial Tobacco                                    7.125%        4/1/2009         175          204
International Flavors & Fragrances                   6.45%       5/15/2006         150          166
Johnson & Johnson                                    3.80%       5/15/2013         100           99
Johnson & Johnson                                    4.95%       5/15/2033         125          122
Kellogg Co.                                          6.00%        4/1/2006         300          332
Kellogg Co.                                          7.45%        4/1/2031         350          446
Kraft Foods Inc.                                    4.625%       11/1/2006         925          984
Kraft Foods Inc.                                     6.50%       11/1/2031         225          247
Kroger Co.                                          7.625%       9/15/2006         100          114
Kroger Co.                                           7.70%        6/1/2029         175          210
Kroger Co.                                           8.00%       9/15/2029         250          310
Fred Meyer, Inc.                                    7.375%        3/1/2005         500          541
Newell Rubbermaid Inc.                               6.75%       3/15/2012         400          464

-----------------------------------------------------------------------------------------------------
                                                                                  FACE       MARKET
                                                                  MATURITY      AMOUNT       VALUE*
                                                   COUPON             DATE        (000)       (000)
-----------------------------------------------------------------------------------------------------
Pepsi Bottling Group Inc.                            7.00%        3/1/2029         250          303
Pharmacia Corp.                                      5.75%       12/1/2005       1,275        1,395
Philip Morris Cos., Inc.                             7.00%       7/15/2005         575          612
Procter & Gamble Co. ESOP                            9.36%        1/1/2021       1,000        1,405
Quest Diagnostic Inc.                                6.75%       7/12/2006         125          139
RJ Reynolds Tobacco Holdings Inc.                    7.25%        6/1/2012         350          354
Safeway, Inc.                                        6.85%       9/15/2004       1,175        1,240
Sara Lee Corp.                                       1.95%       6/15/2006         350          350
Sara Lee Corp.                                      6.125%       11/1/2032         500          548
Tenet Healthcare Corp.                              6.375%       12/1/2011         200          189
Tenet Healthcare Corp.                              6.875%      11/15/2031         200          178
Tyson Foods Inc.                                     7.25%       10/1/2006         200          223
Tyson Foods Inc.                                     8.25%       10/1/2011         200          238
UnitedHealth Group Inc.                              5.20%       1/17/2007         975        1,047
Wellpoint Health Network                            6.375%       1/15/2012         400          458
Wyeth                                               4.125%        3/1/2008         525          547
Wyeth                                                5.25%       3/15/2013         350          370

ENERGY (1.3%)
Alberta Energy Co. Ltd.                             7.375%       11/1/2031         400          503
Anadarko Finance Co.                                 7.50%        5/1/2031         100          127
Apache Corp.                                        7.375%       8/15/2047         125          159
Ashland Inc.                                         6.86%        5/1/2009         125          131
Baker Hughes Inc.                                    6.25%       1/15/2009         500          574
Burlington Resources Inc.                            7.40%       12/1/2031         250          317
Canadian Natural Resources                           7.20%       1/15/2032         200          247
Conoco Funding Co.                                   5.45%      10/15/2006         500          552
Conoco Funding Co.                                   6.35%      10/15/2011         550          641
ConocoPhillips Corp.                                 5.90%      10/15/2032         500          535
Devon Financing Corp.                               6.875%       9/30/2011         500          587
Devon Financing Corp.                               7.875%       9/30/2031         100          127
Kerr McGee Corp.                                    7.875%       9/15/2031         275          340
LG Caltex Oil Corp.                                  7.75%       7/25/2011(3)      400          464
Marathon Oil Corp.                                   6.80%       3/15/2032         150          168
Occidental Petroleum                                 7.20%        4/1/2028         200          241
PF Export Receivables Master Trust                   6.60%       12/1/2011(1)(3)   500          567
PanCanadian Energy Corp.                             7.20%       11/1/2031         250          300
Pemex Project Funding Master Trust                  7.375%      12/15/2014         400          435
Pemex Project Funding Master Trust                  7.375%      12/15/2014(3)      200          218
Pemex Project Funding Master Trust                  8.625%        2/1/2022         400          456
Petroleos Mexicanos                                  6.50%        2/1/2005       1,200        1,276
Petronas Capital Ltd.                                7.00%       5/22/2012(3)      425          492
Phillips Petroleum Co.                               8.50%       5/25/2005       1,000        1,129
Schlumberger Technology Corp.                        6.50%       4/15/2012(3)      400          460
Suncor Energy Inc.                                   7.15%        2/1/2032         625          734
Texaco Capital Corp.                                8.875%        9/1/2021         575          817
Texaco Capital Corp.                                8.625%        4/1/2032         175          261
Valero Energy Corp.                                 6.875%       4/15/2012         425          485

TECHNOLOGY (0.7%)
Avnet Inc.                                          9.75%        2/15/2008         175          197
Computer Sciences Corp.                             6.75%        6/15/2006         225          253

-----------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
INSTITUTIONAL TOTAL BOND                                           MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                  COUPON            DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------
Computer Sciences Corp.                              5.00%       2/15/2013         400          421
Eastman Kodak Co.                                   3.625%       5/15/2008         250          251
First Data Corp.                                     4.70%       11/1/2006       1,000        1,086
Hewlett-Packard Co.                                 3.625%       3/15/2008       1,300        1,334
International Business Machines Corp.                6.45%        8/1/2007       1,000        1,148
International Business Machines Corp.                7.00%      10/30/2025         550          661
International Business Machines Corp.               7.125%       12/1/2096         275          337
Motorola Inc.                                       7.625%      11/15/2010         600          699
Motorola Inc.                                        8.00%       11/1/2011         100          118
Motorola Inc.                                        7.50%       5/15/2025         200          219
Texas Instruments Inc.                              6.125%        2/1/2006         100          107

TRANSPORTATION (0.9%)
American Airlines Inc.
Pass-Through Certificates                           7.024%      10/15/2009         725          681
Burlington Northern Santa Fe Corp.                  7.875%       4/15/2007         500          587
Burlington Northern Santa Fe Corp.                   6.75%       3/15/2029         150          170
Burlington Northern Santa Fe Corp.                   7.25%        8/1/2097         350          405
CSX Corp.                                            9.00%       8/15/2006         750          893
Canadian National Railway Co.                        6.80%       7/15/2018         375          468
Canadian Pacific Rail                                6.25%      10/15/2011         525          600
Continental Airlines, Inc.
(Equipment Trust Certificates)                      6.648%       9/15/2017         283          268
Delta Air Lines, Inc.
Pass-Through Certificates                           7.111%       9/18/2011         175          176
ERAC USA Finance Co.                                 7.35%       6/15/2008(3)      425          494
Hertz Corp.                                          7.40%        3/1/2011         225          228
Hertz Corp.                                         7.625%        6/1/2012         125          128
Norfolk Southern Corp.                              8.375%       5/15/2005         725          811
Norfolk Southern Corp.                               7.90%       5/15/2097         325          404
NorthWest Airlines, Inc.
Pass-Through Certificates                           6.841%        4/1/2011         100           99
Southwest Airlines Co.                               6.50%        3/1/2012         700          785
Union Pacific Corp.                                  7.60%        5/1/2005         500          550
Union Pacific Corp.                                  7.00%        2/1/2016         500          604
United Air Lines                                    7.032%       10/1/2010         274          233

OTHER
Steelcase Inc.                                      6.375%      11/15/2006         125          134
                                                                                           --------
                                                                                            134,137
                                                                                           --------

UTILITIES (2.7%)
Electric (2.0%)
AEP Texas Central Co.                                5.50%       2/15/2013(3)      350          372
AEP Texas Central Co.                                6.65%       2/15/2033(3)      250          274
Alabama Power                                        4.70%       12/1/2010         275          288
Alabama Power                                        5.50%      10/15/2017         775          853
American Electric Power                             6.125%       5/15/2006         150          164
Arizona Public Service Co.                           7.25%        8/1/2023         700          719
Cincinnati Gas & Electric Co.                        5.70%       9/15/2012         100          110
Commonwealth Edison                                  3.70%        2/1/2008         100          103
Commonwealth Edison                                  4.70%       4/15/2015         100          103
Consolidated Edison Inc.                            6.625%      12/15/2005       1,025        1,144

-----------------------------------------------------------------------------------------------------
                                                                                  FACE       MARKET
                                                                  MATURITY      AMOUNT       VALUE*
                                                   COUPON             DATE        (000)       (000)
-----------------------------------------------------------------------------------------------------
Constellation Energy Group Inc.                     6.125%        9/1/2009         700          793
Constellation Energy Group Inc.                      7.00%        4/1/2012         125          146
Consumers Energy Co.                                 4.25%       4/15/2008(3)      100          103
Consumers Energy Co.                                5.375%       4/15/2013(3)      100          105
Corporacion Andina de Fomento                        5.20%       5/21/2013         125          127
DPL Inc.                                            6.875%        9/1/2011         100          109
Detroit Edison Co.                                   7.50%        2/1/2005       1,000        1,091
Dominion Resources Capital Trust III                 8.40%       1/15/2031         325          414
Duke Capital Corp.                                   6.75%       2/15/2032         175          178
Duke Energy Corp.                                    6.45%      10/15/2032         200          216
Energy East Corp.                                    6.75%       6/15/2012         600          688
Entergy Gulf States, Inc.                            3.60%        6/1/2008(3)      150          149
Firstenergy Corp.                                    5.50%      11/15/2006         350          375
Firstenergy Corp.                                    6.45%      11/15/2011         800          877
Florida Power & Light                               6.875%       12/1/2005       1,000        1,118
Georgia Power Co.                                   5.125%      11/15/2012         225          242
HQI Transelec Chile SA                              7.875%       4/15/2011         675          783
Korea Electric Power                                 4.25%       9/12/2007(3)      825          851
MidAmerican Energy Co.                               6.75%      12/30/2031         825          944
National Rural Utilities
 Cooperative Finance Corp.                           6.50%        3/1/2007         500          563
National Rural Utilities
 Cooperative Finance Corp.                           5.75%       8/28/2009       1,000        1,113
NiSource Finance Corp.                              7.875%      11/15/2010         150          177
Oncor Electric Delivery                             6.375%        5/1/2012         150          171
Oncor Electric Delivery                             6.375%       1/15/2015(3)      200          226
Oncor Electric Delivery                              7.25%       1/15/2033(3)      200          236
PECO Energy Co.                                      5.95%       11/1/2011         400          454
PSEG Power Corp.                                    6.875%       4/15/2006         225          250
PSEG Power Corp.                                     7.75%       4/16/2007(3)      150          161
PSEG Power Corp.                                     7.75%       4/15/2011         100          119
PSEG Power Corp.                                     6.95%        6/1/2012         200          230
PSEG Power Corp.                                    8.625%       4/15/2031         200          257
PacifiCorp                                           6.90%      11/15/2011         275          331
Pepco Holdings Inc.                                  6.45%       8/15/2012         100          113
Progress Energy Inc.                                 6.05%       4/15/2007         100          110
Progress Energy Inc.                                 7.10%        3/1/2011         850          990
SCANA Corp.                                          6.25%        2/1/2012         600          679
Tenaga Nasional                                      7.50%       1/15/2096(3)      125          108
Virginia Electric & Power Co.                       5.375%        2/1/2007         125          137
Virginia Electric & Power Co.                        6.75%       10/1/2023         175          175

XCEL ENERGY INC.                                     7.00%       12/1/2010         125          146
Natural Gas (0.5%)
Columbia Energy Group                                7.62%      11/28/2025         150          165
Consolidated Natural Gas                            5.375%       11/1/2006         725          791
Consolidated Natural Gas                             6.25%       11/1/2011         500          572
Duke Energy Field Services                           7.50%       8/16/2005         225          246
Duke Energy Field Services                          8.125%       8/16/2030         400          499
Enterprise Products                                  8.25%       3/15/2005         700          770
Keyspan Corp.                                        7.25%      11/15/2005       1,175        1,317
Kinder Morgan Energy Partners, LP                    7.30%       8/15/2033         250          298

-----------------------------------------------------------------------------------------------------
                                                                                   FACE      MARKET
INSTITUTIONAL TOTAL BOND                                           MATURITY      AMOUNT      VALUE*
MARKET INDEX FUND                                  COUPON            DATE         (000)       (000)
-----------------------------------------------------------------------------------------------------
Kinder Morgan Inc.                                   6.50%        9/1/2012         250          286
Texas Gas Transmission Corp.                         4.60%        6/1/2015(3)      150          148

OTHER (0.2%)
Hydro-Quebec                                         6.30%       5/11/2011         500          590
Hydro-Quebec                                         7.50%        4/1/2016       1,000        1,308
                                                                                          ---------
                                                                                             27,175
                                                                                          ---------
-----------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
 (Cost $371,111)                                                                            392,934
-----------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. Dollar-Denominated)(2.1%)
-----------------------------------------------------------------------------------------------------
Federation of Malaysia                               8.75%        6/1/2009         250          318
Federation of Malaysia                               7.50%       7/15/2011         400          486
Province of Manitoba                                6.125%       1/19/2004       1,000        1,026
Province of New Brunswick                            3.50%      10/23/2007       1,000        1,040
Province of Newfoundland                             7.32%      10/13/2023         600          775
Province of Ontario                                  5.50%       10/1/2008       1,750        1,978
Province of Quebec                                   5.00%       7/17/2009       1,500        1,647
Province of Saskatchewan                            6.625%       7/15/2003         200          200
Province of Saskatchewan                             8.00%       7/15/2004         150          158
Province of Saskatchewan                            7.375%       7/15/2013         400          518
Republic of Chile                                   5.625%       7/23/2007         750          814
Republic of El Salvador                              8.25%       4/10/2032(3)      325          317
Republic of Finland                                 7.875%       7/28/2004       1,000        1,072
Republic of Italy                                   4.375%      10/25/2006         500          539
Republic of Italy                                   3.625%       9/14/2007       2,150        2,260
Republic of Italy                                   5.625%       6/15/2012       1,650        1,900
Republic of Korea                                    4.25%        6/1/2013         250          243
Republic of Portugal                                 5.75%       10/8/2003         175          177
Republic of South Africa                            7.375%       4/25/2012         500          573
Republic of South Africa                             8.50%       6/23/2017         250          305
State of Israel                                     4.625%       6/15/2013         125          123
United Mexican States                               8.625%       3/12/2008         175          210
United Mexican States                               4.625%       10/8/2008         325          332
United Mexican States                               8.375%       1/14/2011       1,725        2,066
United Mexican States                               6.375%       1/16/2013         250          265
United Mexican States                                8.30%       8/15/2031       1,550        1,790
United Mexican States                                7.50%        4/8/2033         150          159
-----------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS (Cost $19,949)                                                         21,291
-----------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.5%)
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account--Note E               1.15-1.16%        7/1/2003      10,323       10,323
Collateralized by U.S. Government Obligations
 in a Pooled Cash Account                            1.16%        7/1/2003      24,956       24,956
-----------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $35,279)                                                                              35,279
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.9%)
 (Cost $989,315)                                                                          1,027,349
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                                                             MARKET
                                                                                             VALUE*
                                                                                              (000)
-----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.9%)
-----------------------------------------------------------------------------------------------------
Other Assets 32,337
Payables for Investment Securities Purchased (38,030)
Other Liabilities--Note E (12,989)
                                                                                           --------
                                                                                            (18,682)
-----------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------
Applicable to 19,084,474 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                               $1,008,667
=====================================================================================================
NET ASSET VALUE PER SHARE                                                                    $52.85
=====================================================================================================
*See Note A in Notes to Financial Statements.
(1)  The  average  maturity  is  shorter  than the final  maturity  shown due to scheduled interim principal payments.
(2)  After giving effect to total return swap contracts,  the fund's investments in government mortgage-backed and  asset-backed/commercial  mortgage-backed securities represent 34.3% and 8.8%, respectively,  of net assets. See Note
     C in Notes to Financial Statements.
(3)  Security exempt from registration  under Rule 144A of the Securities Act of
     1933.   These   securities  may  be  sold  in   transactions   exempt  from
     registration, normally to qualified institutional buyers. At June 30, 2003, the aggregate value of these securities was $18,784,000,  representing 1.9%
     of net assets.
-----------------------------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------
                                                                                AMOUNT          PER
                                                                                 (000)        SHARE
-----------------------------------------------------------------------------------------------------
Paid-in Capital                                                              $ 968,171       $50.73
Overdistributed Net Investment Income                                             (509)        (.03)
Accumulated Net Realized Gains                                                   2,658          .14
Unrealized Appreciation
  Investment Securities                                                         38,034         1.99
  Swap Contracts                                                                   313          .02
-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $1,008,667       $52.85
=====================================================================================================
See Note C in Notes to Financial  Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                        INSTITUTIONAL TOTAL BOND
                                                               MARKET INDEX FUND
                                                  SIX MONTHS ENDED JUNE 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                                $20,752
 Security Lending                                                             12
--------------------------------------------------------------------------------
 Total Income                                                             20,764
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
 Management and Administrative                                               261
--------------------------------------------------------------------------------
 Total Expenses                                                              261
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     20,503
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
--------------------------------------------------------------------------------
 Investment Securities Sold                                                6,203
 Swap Contracts                                                              290
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                   6,493
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                    13,448
 Swap Contracts                                                              184
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          13,632
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          $40,628
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        INSTITUTIONAL TOTAL BOND
                                                               MARKET INDEX FUND
                                                        ------------------------
                                       SIX MONTHS ENDED             APRIL 26* TO
                                          JUNE 30, 2003            DEC. 31, 2002
                                                  (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                         $ 20,503                $ 19,184
 Realized Net Gain (Loss)                         6,493                     291
 Unrealized Appreciation (Depreciation)          13,632                  24,715
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Net Assets
 Resulting from Operations                       40,628                  44,190
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                          (21,517)                (18,969)
 Realized Capital Gain**                             --                    (227)
--------------------------------------------------------------------------------
 Total Distributions                            (21,517)                (19,196)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                         174,853               1,012,589
 Issued in Lieu of Cash Distributions            16,201                  11,291
 Redeemed                                      (206,561)                (43,811)
--------------------------------------------------------------------------------
 Net Increase (Decrease) from
 Capital Share Transactions                     (15,507)                980,069
--------------------------------------------------------------------------------
 Total Increase (Decrease)                        3,604               1,005,063
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                          1,005,063                      --
--------------------------------------------------------------------------------
 End of Period                               $1,008,667              $1,005,063
================================================================================
1Shares Issued (Redeemed)
 Issued                                           3,344                  20,000
 Issued in Lieu of Cash Distributions               309                     220
 Redeemed                                        (3,936)                   (853)
--------------------------------------------------------------------------------
 Net Increase (Decrease) in Shares Outstanding     (283)                 19,367
================================================================================
*Inception.
**Includes fiscal 2002 short-term gain distributions totaling $227,000. Short-term gain distributions are treated as ordinary income for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------
INSTITUTIONAL TOTAL BOND MARKET INDEX FUND
--------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED APRIL 26* TO
                                                           JUNE 30,     DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003         2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $51.89      $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                         1.029       1.701
Net Realized and Unrealized Gain (Loss) on Investments         .998       1.891
--------------------------------------------------------------------------------
 Total from Investment Operations                             2.027       3.592
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                        (1.067)     (1.690)
 Distributions from Realized Capital Gains                       --       (.012)
--------------------------------------------------------------------------------
 Total Distributions                                         (1.067)     (1.702)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $52.85      $51.89
================================================================================
TOTAL RETURN                                                  3.94%        7.30%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                        $1,009      $1,005
 Ratio of Total Expenses to
    Average Net Assets                                      0.05%**     0.05%**
 Ratio of Net Investment Income to
    Average Net Assets                                      3.97%**     4.57%**
Portfolio Turnover Rate+                                      80%**         64%
================================================================================
*Inception.
**Annualized.
+Portfolio turnover rates excluding in-kind redemptions were 61%, and 64%, respectively.


Notes to Financial Statements

Vanguard Institutional Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and servicing criteria and invest a minimum of $100 million. The fund commenced operations on April 26, 2002. Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

     2. SWAP CONTRACTS: The fund has entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index applied to a notional principal amount. In return, the fund agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

     The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time realized gain (loss) is recorded. The net interest to be received or paid by the fund under swap contracts is accrued daily and included in interest income. The primary risk associated with total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     6. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. The fund's trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

     During the six months ended June 30, 2003, the fund realized $3,609,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

     Realized and unrealized gains (losses) on the fund's total return swap contracts are treated as ordinary income (loss) for tax purposes. Realized gains on swap contracts of $290,000 have been reclassified from accumulated net realized gains to undistributed net investment income. The net amount of realized and unrealized gains and losses on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month.

     At June 30, 2003, net unrealized appreciation of investment securities for tax purposes was $38,034,000, consisting of unrealized gains of $38,520,000 on securities that had risen in value since their purchase and $486,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2003, the fund had the following open swap contracts:

----------------------------------------------------------------------------------------------------------------
                                                                                  FLOATING           UNREALIZED
                                                                 NOTIONAL         INTEREST         APPRECIATION
                                                                   AMOUNT             RATE       (DEPRECIATION)
REFERENCE ENTITY/TERMINATION DATE                DEALER*            (000)            PAID**               (000)
----------------------------------------------------------------------------------------------------------------
FNMA, 5.00% 15-Year 7/17/2003                       UBS           $ 4,000             0.19%               $ 17

Commercial Mortgage-Backed Securities Index
                 7/31/2003                         MSCP             3,000             0.87                  82

Commercial Mortgage-Backed Securities Index
                 7/31/2003                           LB               900             0.92                  29

FNMA, 5.00% 15-Year 8/18/2003                       UBS             7,000             0.64                 (22)

Commercial Mortgage-Backed Securities Index
                 8/29/2003                         MSCP             5,100             1.12                 163

FNMA, 4.50% 15-Year 9/18/2003                       UBS             1,000             0.79                  (7)

Commercial Mortgage-Backed Securities Index
                 10/30/2003                         JPM             4,000             1.12                  87

Commercial Mortgage-Backed Securities Index
                 11/30/2003                          BS             6,000             0.97                 (22)

Commercial Mortgage-Backed Securities Index
                 11/30/2003                          BS             4,000             0.92                 (14)
                                                                                                       ---------
                                                                                                          $313
----------------------------------------------------------------------------------------------------------------

*BS--Bear Stearns.
JPM--J.P. Morgan.
LB--Lehman Brothers.
MSCP--Morgan Stanley Credit Products.
UBS--UBS Warburg.
**Based on one-month London InterBank Offered Rate (LIBOR).


Unrealized appreciation (depreciation) on open total return swap contracts is required to be treated as ordinary income (loss) for tax purposes.

D. During the six months ended June 30, 2003, the fund purchased $88,139,000 of investment securities and sold $75,055,000 of investment securities other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $437,573,000 and $334,923,000, respectively.

E. The market value of securities on loan to broker/dealers at June 30, 2003, was $24,397,000, for which the fund held as collateral cash of $10,323,000 and U.S. Government and Agency securities with a market value of $15,004,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.
--------------------------------------------------------------------------------
JOHN J. BRENNAN* (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999), and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R.  GREGORY  BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September 1997); Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com,
Wellington, and the ship logo are
trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs of the sails and ship
that appear on the cover of this report
are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's
shareholders. It may not be distributed
to prospective investors unless it is
preceded or accompanied by the current
fund prospectus.
        To receive a free copy of the
prospectus or the Statement of Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(R).
Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q3372 082003

VANGUARD(R) INSTITUTIONAL
TOTAL STOCK MARKET INDEX FUND

SEMIANNUAL REPORT
JUNE 30, 2003

THE VANGUARD GROUP(R) LOGO

ETERNAL PRINCIPLES

Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven to be the master keys to investment success.

--------------------------------------------------------------------------------
SUMMARY

* The Institutional Shares of Vanguard Institutional Total Stock Market Index Fund matched the 12.9% return of the Wilshire 5000 Total Market Index during the first half of 2003.

* Small-capitalization stocks outperformed large-caps, and growth-oriented stocks generally outperformed value stocks.

* The technology and consumer discretionary sectors recorded the highest returns for the six months.
--------------------------------------------------------------------------------
CONTENT

        1       Letter from the Chairman
        5       Fund Profile
        6       Glossary of Investment Terms
        7       Performance Summary
        8       Financial Statements
        50      Advantages of Vanguard.com
--------------------------------------------------------------------------------

Letter from the Chairman                                              PICTURE OF
                                                                 JOHN J. BRENNAN
Dear Shareholder,

The broad U.S. stock market turned in a strong performance during the first half of 2003, with stocks of all sizes and valuations participating in the rally. The Institutional Shares of Vanguard Institutional Total Stock Market Index Fund returned 12.9%, matching the six-month return of the Wilshire 5000 Total Market Index. (The lower-cost Institutional Plus Shares returned 10 basis points (0.1 percentage point) more than the index.)

     The adjacent table presents the returns of the fund and its comparative standards. The components of the fund's total returns--the change in net asset value during the half-year plus reinvested dividends--appear in the table on page 4.


--------------------------------------------------------
TOTAL RETURNS                           SIX MONTHS ENDED
                                           JUNE 30, 2003
--------------------------------------------------------
Vanguard Institutional Total
 Stock Market Index Fund
   Institutional Shares                            12.9%
   Institutional Plus Shares                       13.0
   Average Multi-Cap Core Fund*                    12.0
   Wilshire 5000 Index                             12.9
--------------------------------------------------------
*Derived from data provided by Lipper Inc.


STOCKS RALLIED DESPITE WAR

The war with Iraq, a lackluster economy, and rising unemployment did little to impede the U.S. stock market during the half-year ended June 30, 2003. Indeed, the start of the war in mid-March marked the beginning of a sharp rally in stocks.

     The gain was virtually universal, with all market segments and industrial sectors posting positive returns. Small-capitalization stocks outperformed large-caps. And according to most (but not all) style-based indexes, growth stocks, whose prices reflect expectations for above-average earnings growth, outpaced value stocks, those that generally trade at below-average valuations relative to earnings, book values, or other measures.

     Almost without exception, markets overseas also contributed to the bounty. The Morgan Stanley Capital International (MSCI) All Country World Index Free ex USA returned 11.1% in U.S. dollars, with emerging markets posting the highest returns.

BONDS ALSO RALLIED; INTEREST RATES FELL TO 45-YEAR LOWS

In the fixed income arena, risk was rewarded during the six months. The lower the credit rating of the bond issuer, the higher the return. The Lehman Brothers High Yield Bond Index surged 18.5%--well above the still-respectable six-month return of 3.9% for the overall bond market, as measured by the Lehman Aggregate Bond Index. During the half-year, the yield of the 10-year U.S.

Treasury note fell 30 basis points to 3.51%, as bond prices rose.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                     PERIODS ENDED JUNE 30, 2003
                                           -------------------------------------
                                                SIX          ONE           FIVE
                                             MONTHS         YEAR         YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                12.3%         1.0%          -1.2%
Russell 2000 Index (Small-caps)                17.9         -1.6            1.0
Wilshire 5000 Index (Entire market)            12.9          1.3           -1.3
MSCI All Country World Index Free
 ex USA (International)                        11.1         -4.2           -2.8
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     3.9%        10.4%           7.5%
   (Broad taxable market)
Lehman Municipal Bond Index                     3.8          8.7            6.3
Citigroup 3-Month Treasury Bill Index           0.6          1.4            3.9
================================================================================
CPI
Consumer Price Index                            1.5%         2.1%           2.4%
--------------------------------------------------------------------------------
*Annualized.

Meanwhile, short-term interest rates fell to their lowest levels in 45 years. In late June, citing concerns about sustainable economic growth and potential deflation, the Federal Reserve Board lowered the target for the federal funds rate (the interest rate charged for overnight loans between banks) by 25 basis points to 1.00%. It was the 13th rate cut in 21/2 years. The yield of the 3-month Treasury bill-- a fair proxy for money market yields, tracking Fed moves with a lag--fell 34 basis points during the six months to 0.85%, well below the inflation rate.

TECHNOLOGY STOCKS BOUNCED BACK

VanguardInstitutional Total Stock Market Index Fund performed strongly during the six months, fueled by a rebound in technology and other growth-oriented stocks. Technology stocks, which delivered some of the market's worst returns during the past few years, were some of the best performers in the past six months. The stocks of hardware and software makers benefited from signs of a thaw in corporate America's long freeze on capital spending. Overall, the sector returned 17.9%, contributing 2.4 percentage points to the fund's returns.

     Consumer discretionary stocks--the retailers, restaurants, and entertainment purveyors that often command above-market valuations--were another important contributor to the fund's performance. These stocks returned 17.1%, adding 2.6 percentage points to the fund's returns, as hints of a better economic environment enhanced the sector's prospective fortunes.

--------------------------------------------------------------------------------
After a prolonged slowdown in corporate investment, investors began to anticipate a rebound in capital spending.
--------------------------------------------------------------------------------

     No industry sector recorded a loss, but consumer staples stocks, which had held up relatively well during the stock market's long downturn, recorded the lowest return (+5.1%) of any industry sector, as investors turned their attention to the market's more aggressive fare. Materials & processing (+5.7%), integrated oils (+7.2%), and auto & transportation (+7.7%) were also among the weaker-performing sectors.

     For the record, the returns of Vanguard Institutional Total Stock Market Index Fund surpassed the 12.0% return of the fund's peer-group average, which is made up primarily of actively managed funds. Six-month comparisons reveal little about the benefits of indexing, but over time, the broad diversification and rock-bottom operating costs of a well-executed indexing strategy--as embodied in the Institutional Total Stock Market Index Fund--are tough to beat. We've managed index portfolios for more than a quarter of a century, and our confidence in the strategy's merits has been reinforced year after year.

BALANCE FOR THE LONG RUN

The past six months delivered the first piece of sustained good news for stock market investors in more than three years. The recovery was long in coming, but not unexpected. The markets move in cycles, and a long, grinding downturn can be expected to eventually give way to a recovery. Although no one knows when the cycles will turn, it's important to structure an investment program that can benefit from periods of growth with some protection against periods of decline by investing in stocks, bonds, and money market funds in proportions that reflect the unique goals and circumstances of your institution.

     Although there are many ways to organize the equity component of your investment plan, few approaches can provide the broad diversification and relative predictability of Vanguard Institutional Total Stock Market Index Fund at such an exceptionally low cost.

Thank you for entrusting us with your institution's assets.


Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer

July 17, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE              DECEMBER 31, 2002-JUNE 30, 2003

                                                      DISTRIBUTIONS PER SHARE
                                                --------------------------------
                                STARTING         ENDING       INCOME     CAPITAL
                             SHARE PRICE    SHARE PRICE    DIVIDENDS       GAINS
--------------------------------------------------------------------------------
Institutional Total Stock
 Market Index Fund
   Institutional Shares           $18.00         $20.17       $0.140     $0.000
   Institutional Plus Shares       18.00          20.18        0.143      0.000
--------------------------------------------------------------------------------

FUND PROFILE AS OF JUNE 30, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with its unmanaged target index. Key terms are defined on page 6.


INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
-----------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                               TARGET
                                     FUND      INDEX*
-----------------------------------------------------
Number of Stocks                    3,362       5,403
Median Market Cap                  $27.7B      $27.7B
Price/Earnings Ratio                21.8x       21.8x
Price/Book Ratio                     2.7x        2.7x
Yield                                            1.6%
  Institutional Shares               1.6%
  Institutional Plus Shares          1.6%
Return on Equity                    20.5%       20.5%
Earnings Growth Rate                 8.6%        8.6%
Foreign Holdings                     1.0%        0.9%
Turnover Rate                        6%**          --
Expense Ratio                                      --
  Institutional Shares            0.06%**
  Institutional Plus Shares      0.025%**
Cash Investments                     0.1%          --
-----------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

General Electric Co.                    2.5%
  (conglomerate)
Microsoft Corp.                         2.4
  (software)
Pfizer Inc.                             2.4
  (pharmaceuticals)
ExxonMobil Corp.                        2.1
  (oil)
Wal-Mart Stores, Inc.                   2.1
  (retail)
Citigroup, Inc.                         1.9
  (banking)
Johnson & Johnson                       1.3
  (pharmaceuticals)
American International Group, Inc.      1.3
  (insurance)
International Business Machines Corp.   1.2
  (computer hardware)
Intel Corp.                             1.2
  (electronics)
--------------------------------------------
Top Ten                                18.4%
--------------------------------------------

-----------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                               TARGET
                                   FUND        INDEX*
-----------------------------------------------------
Auto & Transportation              2.6%          2.6%
Consumer Discretionary            15.7          15.7
Consumer Staples                   6.9           6.9
Financial Services                22.2          22.3
Health Care                       14.3          14.3
Integrated Oils                    3.5           3.5
Other Energy                       2.2           2.3
Materials & Processing             3.6           3.6
Producer Durables                  4.0           4.0
Technology                        13.6          13.5
Utilities                          7.0           7.1
Other                              4.3           4.2
Cash Investments                   0.1%          --
-----------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

------------------------
INVESTMENT FOCUS

MARKET CAP         Large
STYLE              Blend

------------------------
*Wilshire 5000 Index.
**Annualized.
                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF JUNE 30, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) AUGUST 31, 2001-JUNE 30, 2003

                INSTITUTIONAL TOTAL
              STOCK MARKET INDEX FUND       WILSHIRE
               INSTITUTIONAL SHARES        5000 INDEX

2001                   2.3                     2.3
2002                 -20.8                   -20.9
2003*                 12.9                    12.9
--------------------------------------------------------------------------------
*Six months ended June 30, 2003.
NOTE: See Financial Highlights tables on pages 45 and 46 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED JUNE 30, 2003
                                                            SINCE INCEPTION
                                              ONE   ----------------------------
                           INCEPTION DATE    YEAR    CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
Institutional Total Stock
  Market Index Fund
Institutional Shares            8/31/2001   1.42%     -6.30%     1.58%    -4.72%
Institutional Plus Shares       5/31/2001   1.51      -9.78      1.38     -8.40
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS JUNE 30, 2003 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market-value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.9%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                       821,867             $        23,571
  Microsoft Corp.                            882,186                      22,593
  Pfizer Inc.                                649,485                      22,180
  ExxonMobil Corp.                           549,015                      19,715
  Wal-Mart Stores, Inc.                      359,307                      19,284
  Citigroup, Inc.                            423,676                      18,133
  Johnson & Johnson                          244,185                      12,624
  American International
    Group, Inc.                              214,201                      11,820
  International Business
    Machines Corp.                           142,032                      11,718
  Intel Corp.                                538,784                      11,198
  Merck & Co., Inc.                          184,006                      11,142
  Bank of America Corp.                      123,050                       9,725
* Cisco Systems, Inc.                        577,057                       9,631
  The Procter & Gamble Co.                   106,255                       9,476
  The Coca-Cola Co.                          202,201                       9,384
  Verizon Communications                     225,859                       8,910
  Altria Group, Inc.                         166,796                       7,579
  SBC Communications Inc.                    273,422                       6,986
  Wells Fargo & Co.                          138,011                       6,956
* Berkshire Hathaway Inc. Class A                 95                       6,888
* Amgen, Inc.                                103,339                       6,866
* Dell Computer Corp.                        211,374                       6,756
  Eli Lilly & Co.                             92,058                       6,349
  ChevronTexaco Corp.                         87,538                       6,320
  PepsiCo, Inc.                              141,548                       6,299
* Viacom Inc. Class B                        144,245                       6,298
  Home Depot, Inc.                           188,876                       6,256
* AOL Time Warner Inc.                       369,154                       5,940
  United Parcel Service, Inc.                 92,218                       5,874
  J.P. Morgan Chase & Co.                    166,867                       5,704
  Abbott Laboratories                        128,070                       5,604
  Fannie Mae                                  81,121                       5,471
  Hewlett-Packard Co.                        250,095                       5,327
* Oracle Corp.                               431,783                       5,190
  Wyeth                                      108,595                       4,947
* Comcast Corp. Class A                      159,076                       4,801
  Medtronic, Inc.                             99,888                       4,792
  American Express Co.                       106,463                       4,451
  Wachovia Corp.                             110,421                       4,412
  Bristol-Myers Squibb Co.                   158,761                       4,310
  3M Co.                                      31,941                       4,120
  BellSouth Corp.                            152,496                       4,061
  U.S. Bancorp                               156,993                       3,846
  Morgan Stanley                              88,702                       3,792
  Merrill Lynch & Co., Inc.                   75,920                       3,544
  Bank One Corp.                              94,805                       3,525
  Anheuser-Busch Cos., Inc.                   68,489                       3,496
  E.I. du Pont de Nemours & Co.               81,463                       3,392
  The Walt Disney Co.                        167,378                       3,306
  The Goldman Sachs Group, Inc.               38,645                       3,236
  Washington Mutual, Inc.                     76,381                       3,154
  ConocoPhillips                              55,386                       3,035
  Freddie Mac                                 56,940                       2,891
  Target Corp.                                74,437                       2,817
  Lowe's Cos., Inc.                           63,967                       2,747

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
  United Technologies Corp.                   38,486             $         2,726
  Fifth Third Bancorp                         47,282                       2,711
* eBay Inc.                                   25,933                       2,702
  Gillette Co.                                83,824                       2,671
  Colgate-Palmolive Co.                       44,092                       2,555
  FleetBoston Financial Corp.                 85,970                       2,554
  First Data Corp.                            61,612                       2,553
  Walgreen Co.                                83,985                       2,528
  Texas Instruments, Inc.                    141,789                       2,495
  UnitedHealth Group Inc.                     49,656                       2,495
  Cardinal Health, Inc.                       37,019                       2,380
  The Boeing Co.                              68,873                       2,364
* Liberty Media Corp.                        202,668                       2,343
  Dow Chemical Co.                            74,674                       2,312
  QUALCOMM Inc.                               64,620                       2,310
  McDonald's Corp.                           104,016                       2,295
  Schlumberger Ltd.                           47,682                       2,268
  Marsh & McLennan Cos., Inc.                 43,995                       2,247
  Schering-Plough Corp.                      120,147                       2,235
  Kimberly-Clark Corp.                        42,103                       2,195
  MBNA Corp.                                 104,640                       2,181
* Applied Materials, Inc.                    135,172                       2,144
* Clear Channel
    Communications, Inc.                      50,209                       2,128
  Allstate Corp.                              57,536                       2,051
* Boston Scientific Corp.                     33,363                       2,038
* EMC Corp.                                  180,264                       1,887
  Honeywell International Inc.                70,067                       1,881
* AT&T Wireless Services Inc.                222,029                       1,823
  Southern Co.                                58,402                       1,820
  The Bank of New York Co., Inc.              62,768                       1,805
  Motorola, Inc.                             188,553                       1,778
  Lockheed Martin Corp.                       37,254                       1,772
  Alcoa Inc.                                  69,189                       1,764
  Metropolitan Life Insurance Co.             62,259                       1,763
  Emerson Electric Co.                        34,434                       1,760
* InterActiveCorp                             42,793                       1,693
  Gannett Co., Inc.                           21,894                       1,682
  Carnival Corp.                              51,490                       1,674
  Automatic Data Processing, Inc.             49,134                       1,664
  Illinois Tool Works, Inc.                   25,156                       1,657
  Ford Motor Co.                             150,320                       1,652
  General Motors Corp.                        45,884                       1,652
  National City Corp.                         50,101                       1,639
* Forest Laboratories, Inc.                   29,654                       1,624
  Dominion Resources, Inc.                    25,099                       1,613
* Yahoo! Inc.                                 49,184                       1,611
  Sysco Corp.                                 53,496                       1,607
  Exelon Corp.                                26,421                       1,580
  Caterpillar, Inc.                           28,154                       1,567
* Cox Communications, Inc. Class A            48,507                       1,547
* Cendant Corp.                               84,358                       1,545
* NEXTEL Communications, Inc.                 84,163                       1,522
  Prudential Financial, Inc.                  45,123                       1,518
  FedEx Corp.                                 24,458                       1,517
  SLM Corp.                                   37,608                       1,473
  Duke Energy Corp.                           73,016                       1,457
  General Mills, Inc.                         30,185                       1,431
* Kohl's Corp.                                27,568                       1,416
  International Paper Co.                     39,189                       1,400
  SunTrust Banks, Inc.                        23,057                       1,368
* Costco Wholesale Corp.                      37,314                       1,366
  The Gap, Inc.                               72,401                       1,358
  HCA Inc.                                    42,036                       1,347
  BB&T Corp.                                  38,564                       1,323
  Lehman Brothers Holdings, Inc.              19,796                       1,316
  Travelers Property Casualty Corp.
    Class B                                   82,444                       1,300
  AFLAC Inc.                                  42,259                       1,299
  Progressive Corp. of Ohio                   17,756                       1,298
* Genentech, Inc.                             17,986                       1,297
  Northrop Grumman Corp.                      14,876                       1,284
  Baxter International, Inc.                  48,534                       1,262
  ALLTEL Corp.                                25,448                       1,227
  AT&T Corp.                                  63,119                       1,215
  Sara Lee Corp.                              64,054                       1,205
* Sun Microsystems, Inc.                     261,760                       1,204
  Union Pacific Corp.                         20,746                       1,204
  Tribune Co.                                 24,912                       1,203
  Avon Products, Inc.                         19,203                       1,194
  General Dynamics Corp.                      16,400                       1,189
  Waste Management, Inc.                      48,693                       1,173
* Amazon.com, Inc.                            32,037                       1,169
* General Motors Corp. Class H                90,748                       1,162
* Best Buy Co., Inc.                          26,344                       1,157
  NIKE, Inc. Class B                          21,628                       1,157
  The Hartford Financial
    Services Group Inc.                       22,851                       1,151
  Kellogg Co.                                 33,407                       1,148
  PNC Financial Services Group                23,233                       1,134
  Stryker Corp.                               16,131                       1,119
  Charles Schwab Corp.                       110,077                       1,111
  Guidant Corp.                               24,905                       1,106
  Omnicom Group Inc.                          15,319                       1,098
  Southwest Airlines Co.                      63,377                       1,090
  Raytheon Co.                                33,164                       1,089
  State Street Corp.                          27,165                       1,070
  Newmont Mining Corp.
    (Holding Company)                         32,835                       1,066
  Sprint Corp.                                73,179                       1,054
  Computer Associates
    International, Inc.                       47,043                       1,048
* The Kroger Co.                              62,282                       1,039
  ConAgra Foods, Inc.                         43,972                       1,038

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Analog Devices, Inc.                        29,703             $         1,034
  Occidental Petroleum Corp.                  30,806                       1,033
  Wm. Wrigley Jr. Co.                         18,365                       1,033
* WellPoint Health Networks Inc.
    Class A                                   12,042                       1,015
  Devon Energy Corp.                          18,715                         999
  Golden West Financial Corp.                 12,487                         999
  FPL Group, Inc.                             14,872                         994
  Harley-Davidson, Inc.                       24,738                         986
  The McGraw-Hill Cos., Inc.                  15,779                         978
  Mellon Financial Corp.                      35,095                         974
* Veritas Software Corp.                      33,539                         962
  Weyerhaeuser Co.                            17,723                         957
  Masco Corp.                                 40,123                         957
  Entergy Corp.                               18,006                         950
  American Electric Power Co., Inc.           31,649                         944
  H.J. Heinz Co.                              28,573                         942
* Bed Bath & Beyond, Inc.                     24,060                         934
  FirstEnergy Corp.                           24,030                         924
  Baker Hughes, Inc.                          27,298                         916
  The Chubb Corp.                             15,061                         904
  Paychex, Inc.                               30,803                         903
  Equity Office Properties Trust REIT         33,405                         902
  Anadarko Petroleum Corp.                    20,222                         899
  CVS Corp.                                   31,935                         895
  Maxim Integrated Products, Inc.             26,178                         895
* Gilead Sciences, Inc.                       16,102                         895
  Capital One Financial Corp.                 18,044                         887
  Deere & Co.                                 19,380                         886
* Anthem, Inc.                                11,410                         880
  Burlington Resources, Inc.                  16,218                         877
* Apollo Group, Inc. Class A                  14,173                         875
  KeyCorp                                     34,571                         874
* Electronic Arts Inc.                        11,700                         866
  Burlington Northern Santa Fe Corp.          30,391                         864
  Sears, Roebuck & Co.                        25,467                         857
  McKesson Corp.                              23,610                         844
  Progress Energy, Inc.                       19,185                         842
  The Principal Financial Group, Inc.         26,000                         839
  Apache Corp.                                12,880                         838
  Danaher Corp.                               12,248                         833
  Electronic Data Systems Corp.               38,506                         826
* St. Jude Medical, Inc.                      14,288                         822
* Fox Entertainment Group, Inc.
    Class A                                   28,452                         819
  Linear Technology Corp.                     25,422                         819
  Allergan, Inc.                              10,594                         817
  Halliburton Co.                             35,350                         813
  Campbell Soup Co.                           33,138                         812
  Franklin Resources Corp.                    20,720                         809
  M & T Bank Corp.                             9,510                         801
  TJX Cos., Inc.                              42,332                         798
  Becton, Dickinson & Co.                     20,441                         794
  Consolidated Edison Inc.                    18,328                         793
  Praxair, Inc.                               12,991                         781
* Corning, Inc.                              103,909                         768
  Public Service Enterprise
    Group, Inc.                               18,158                         767
* Starbucks Corp.                             31,237                         766
  Air Products & Chemicals, Inc.              18,301                         761
  SouthTrust Corp.                            27,988                         761
  Hershey Foods Corp.                         10,924                         761
  Countrywide Financial Corp.                 10,817                         752
  The Clorox Co.                              17,615                         751
* Comcast Corp. Special Class A               26,044                         751
* Intuit, Inc.                                16,691                         743
  Northern Trust Corp.                        17,766                         742
* MedImmune Inc.                              20,366                         741
* Genzyme Corp.-General Division              17,625                         737
  Kraft Foods Inc.                            22,555                         734
* Agilent Technologies, Inc.                  37,398                         731
  Aetna Inc.                                  12,087                         728
  Pitney Bowes, Inc.                          18,896                         726
* Safeway, Inc.                               35,139                         719
  Marriott International, Inc. Class A        18,697                         718
* KLA-Tencor Corp.                            15,350                         714
* Staples, Inc.                               38,778                         712
* Lexmark International, Inc.                 10,054                         712
  John Hancock Financial
    Services, Inc.                            23,074                         709
* Zimmer Holdings, Inc.                       15,556                         701
  Loews Corp.                                 14,727                         696
* Yum! Brands, Inc.                           23,464                         694
* International Game Technology                6,719                         688
* Xilinx, Inc.                                27,068                         685
* PG&E Corp.                                  32,357                         684
  PPG Industries, Inc.                        13,474                         684
* Xerox Corp.                                 64,303                         681
* EchoStar Communications Corp.
    Class A                                   19,504                         675
* Lucent Technologies, Inc.                  331,330                         673
  Mattel, Inc.                                35,044                         663
  Archer-Daniels-Midland Co.                  51,393                         661
* Chiron Corp.                                15,050                         658
  St. Paul Cos., Inc.                         17,925                         654
  Marathon Oil Corp.                          24,743                         652
  Coca-Cola Enterprises, Inc.                  35,891                        651
* Qwest Communications
   International Inc.                        135,302                         647
  Comerica, Inc.                              13,904                         646
  Limited Brands, Inc.                        41,668                         646
  Eastman Kodak Co.                           23,341                         638
  Ingersoll-Rand Co.                          13,351                         632
  Newell Rubbermaid, Inc.                     22,508                         630

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
  Moody's Corp.                               11,927             $           629
  PACCAR, Inc.                                 9,191                         621
  AmSouth Bancorp                             28,255                         617
  Fortune Brands, Inc.                        11,776                         615
  H & R Block, Inc.                           14,146                         612
  AmerisourceBergen Corp.                      8,653                         600
  Johnson Controls, Inc.                       6,993                         599
  Aon Corp.                                   24,713                         595
* Concord EFS, Inc.                           40,398                         595
  Norfolk Southern Corp.                      30,964                         594
  Biomet, Inc.                                20,645                         592
  Adobe Systems, Inc.                         18,347                         588
  Regions Financial Corp.                     17,336                         586
  Unocal Corp.                                20,339                         583
  Simon Property Group, Inc. REIT             14,860                         580
  PPL Corp.                                   13,454                         578
* AutoZone Inc.                                7,606                         578
* SunGard Data Systems, Inc.                  22,292                         578
  Albertson's, Inc.                           29,927                         575
  TXU Corp.                                   25,404                         570
  E.W. Scripps Co. Class A                     6,417                         569
  Ameren Corp.                                12,880                         568
  Bear Stearns Co., Inc.                       7,801                         565
* Computer Sciences Corp.                     14,789                         564
* Apple Computer, Inc.                        29,328                         561
* Micron Technology, Inc.                     48,192                         560
  Marshall & Ilsley Corp.                     18,276                         559
* Broadcom Corp.                              22,427                         559
  MBIA, Inc.                                  11,454                         558
  Equity Residential REIT                     21,380                         555
  Charter One Financial, Inc.                 17,704                         552
* Transocean Inc.                             25,031                         550
  Ambac Financial Group, Inc.                  8,289                         549
  Federated Department Stores, Inc.           14,809                         546
* Univision Communications Inc.               17,932                         545
  Rohm & Haas Co.                             17,353                         538
* Quest Diagnostics, Inc.                      8,437                         538
* Fiserv, Inc.                                15,084                         537
  New York Times Co. Class A                  11,783                         536
  Ecolab, Inc.                                20,700                         530
* Caremark Rx, Inc.                           20,486                         526
  CIGNA Corp.                                 11,185                         525
  Kinder Morgan, Inc.                          9,477                         518
  Family Dollar Stores, Inc.                  13,520                         516
  Synovus Financial Corp.                     23,961                         515
* Symantec Corp.                              11,698                         513
  Mylan Laboratories, Inc.                    14,678                         510
  Washington Post Co. Class B                    692                         507
  DTE Energy Co.                              13,066                         505
  CSX Corp.                                   16,741                         504
  Cinergy Corp.                               13,643                         502
  May Department Stores Co.                   22,350                         497
  Lincoln National Corp.                      13,852                         494
  Union Planters Corp.                        15,879                         493
* Altera Corp.                                30,006                         492
* Sprint PCS                                  84,009                         483
  UnionBanCal Corp.                           11,593                         480
  Cintas Corp.                                13,430                         476
  Sempra Energy                               16,657                         475
  Dollar General Corp.                        26,020                         475
  Dover Corp.                                 15,763                         472
* Affiliated Computer Services, Inc.
    Class A                                   10,240                         468
  Cincinnati Financial Corp.                  12,580                         467
  ITT Industries, Inc.                         7,104                         465
  Xcel Energy, Inc.                           30,874                         464
  Eaton Corp.                                  5,897                         464
  Jefferson-Pilot Corp.                       11,139                         462
  UST, Inc.                                   13,176                         462
* Nabors Industries, Inc.                     11,658                         461
* PeopleSoft, Inc.                            26,078                         459
* Weatherford International Ltd.              10,886                         456
  Starwood Hotels &
    Resorts Worldwide, Inc.                   15,928                         455
* BJ Services Co.                             12,162                         454
  Constellation Energy Group, Inc.            13,211                         453
  Monsanto Co.                                20,836                         451
* CNA Financial Corp.                         18,233                         448
* Biogen, Inc.                                11,783                         448
  Knight Ridder                                6,409                         442
* Tenet Healthcare Corp.                      37,541                         437
  Genuine Parts Co.                           13,516                         433
  The Pepsi Bottling Group, Inc.              21,586                         432
  Lennar Corp. Class A                         6,030                         431
  First Tennessee National Corp.               9,816                         431
* Edison International                        26,017                         427
  KeySpan Corp.                               12,058                         427
  Avery Dennison Corp.                         8,505                         427
* Network Appliance, Inc.                     26,065                         423
* Novellus Systems, Inc.                      11,534                         422
  GlobalSantaFe Corp.                         17,974                         420
  North Fork Bancorp, Inc.                    12,291                         419
* Express Scripts Inc.                         6,076                         415
  Vornado Realty Trust REIT                    9,456                         412
* MGM Mirage, Inc.                            12,043                         412
* American Standard Cos., Inc.                 5,502                         407
* IDEC Pharmaceuticals Corp.                  11,857                         403
  Textron, Inc.                               10,296                         402
  Microchip Technology, Inc.                  16,187                         399
  Interpublic Group of Cos., Inc.             29,727                         398
  CenturyTel, Inc.                            11,400                         397
  CIT Group Inc.                              16,072                         396
  Molex, Inc.                                 14,668                         396
  Hudson City Bancorp, Inc.                   15,482                         396

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
  MeadWestvaco Corp.                          15,873             $           392
  Popular, Inc.                               10,140                         391
  Centex Corp.                                 4,966                         386
* Weight Watchers International, Inc.          8,453                         385
* Millennium Pharmaceuticals, Inc.            24,390                         384
* JDS Uniphase Corp.                         109,245                         383
  Parker Hannifin Corp.                        9,061                         380
  NiSource, Inc.                              20,000                         380
  Murphy Oil Corp.                             7,214                         379
  Green Point Financial Corp.                  7,384                         376
  ProLogis REIT                               13,736                         375
  Georgia Pacific Group                       19,683                         373
  El Paso Corp.                               46,059                         372
* QLogic Corp.                                 7,678                         371
* Coach, Inc.                                  7,455                         371
  Whirlpool Corp.                              5,803                         370
  SAFECO Corp.                                10,447                         369
  Delphi Corp.                                42,537                         367
* Barr Laboratories, Inc.                      5,595                         366
* Dean Foods Co.                              11,623                         366
  Hilton Hotels Corp.                         28,561                         365
  EOG Resources, Inc.                          8,717                         365
  Amerada Hess Corp.                           7,382                         363
  Plum Creek Timber Co. Inc. REIT             13,972                         363
* Noble Corp.                                 10,537                         361
  Public Storage, Inc. REIT                   10,631                         360
  Boston Properties, Inc. REIT                 8,202                         359
  Tiffany & Co.                               10,979                         359
  Legg Mason Inc.                              5,518                         358
* Juniper Networks, Inc.                      28,838                         357
  Kerr-McGee Corp.                             7,953                         356
  MGIC Investment Corp.                        7,613                         355
* Synopsys, Inc.                               5,730                         354
  Brown-Forman Corp. Class B                   4,503                         354
* Siebel Systems, Inc.                        36,994                         353
* Office Depot, Inc.                          24,289                         352
  RadioShack Corp.                            13,308                         350
* Cablevision Systems-
    NY Group Class A                          16,865                         350
  T. Rowe Price Group Inc.                     9,255                         349
  Royal Caribbean Cruises, Ltd.               15,085                         349
  Huntington Bancshares Inc.                  17,841                         348
  Zions Bancorp                                6,875                         348
  Rockwell Collins, Inc.                      14,029                         346
* Laboratory Corp. of
    America Holdings                          11,392                         343
  J.C. Penney Co., Inc.
    (Holding Company)                         20,360                         343
* Watson Pharmaceuticals, Inc.                 8,488                         343
  National Commerce Financial Corp.           15,414                         342
* AutoNation, Inc.                            21,757                         342
  Rockwell Automation, Inc.                   14,329                         342
* L-3 Communications Holdings, Inc.            7,841                         341
* DST Systems, Inc.                            8,944                         340
  Archstone-Smith Trust REIT                  14,059                         337
* Harrah's Entertainment, Inc.                 8,370                         337
* BEA Systems, Inc.                           30,993                         337
  Compass Bancshares Inc.                      9,632                         336
  General Growth Properties
    Inc. REIT                                  5,379                         336
  W.W. Grainger, Inc.                          7,107                         332
* Jabil Circuit, Inc.                         14,988                         331
  Torchmark Corp.                              8,879                         331
  Health Management Associates
    Class A                                   17,914                         331
  Cooper Industries, Inc. Class A              7,985                         330
  ENSCO International, Inc.                   12,257                         330
  IMS Health, Inc.                            18,306                         329
* CDW Corp.                                    7,185                         329
  Total System Services, Inc.                 14,747                         329
  Valero Energy Corp.                          9,009                         327
* Unisys Corp.                                26,525                         326
  Old Republic International Corp.             9,498                         325
  Sovereign Bancorp, Inc.                     20,446                         320
  Duke Realty Corp. REIT                      11,608                         320
* AES Corp.                                   50,291                         319
  Fidelity National Financial, Inc.           10,347                         318
  Williams Cos., Inc.                         40,218                         318
  Banknorth Group, Inc.                       12,443                         318
  VF Corp.                                     9,307                         316
* Sealed Air Corp.                             6,625                         316
* Mohawk Industries, Inc.                      5,667                         315
  D. R. Horton, Inc.                          11,196                         315
* Health Net Inc.                              9,498                         313
  C.R. Bard, Inc.                              4,387                         313
  XTO Energy, Inc.                            15,506                         312
  Estee Lauder Cos. Class A                    9,288                         311
  iStar Financial Inc. REIT                    8,530                         311
* NVIDIA Corp.                                13,502                         311
  Expeditors International of
    Washington, Inc.                           8,950                         310
  Janus Capital Group Inc.                    18,737                         307
* Westwood One, Inc.                           9,039                         307
  Transatlantic Holdings, Inc.                 4,426                         306
* SPX Corp.                                    6,916                         305
  New York Community Bancorp, Inc.            10,474                         305
* Varian Medical Systems, Inc.                 5,248                         302
  Kimco Realty Corp. REIT                      7,969                         302
  Sabre Holdings Corp.                        12,232                         302
* Oxford Health Plans, Inc.                    7,166                         301
* Brinker International, Inc.                  8,303                         299
* Intersil Corp.                              11,236                         299
* Citrix Systems, Inc.                        14,646                         298

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
  Applera Corp.- Applied Biosystems Group     15,659             $           298
  Nucor Corp.                                  6,100                         298
  Sherwin-Williams Co.                        11,074                         298
* IVAX Corp.                                  16,676                         298
  SCANA Corp.                                  8,631                         296
  Leggett & Platt, Inc.                       14,414                         295
  Vulcan Materials Co.                         7,968                         295
   McCormick & Co., Inc.                      10,850                         295
  Liz Claiborne, Inc.                          8,362                         295
  Radian Group, Inc.                           8,008                         293
  UnumProvident Corp.                         21,841                         293
* Jones Apparel Group, Inc.                   10,004                         293
  Black & Decker Corp.                         6,681                         290
* Smith International, Inc.                    7,876                         289
  Omnicare, Inc.                               8,485                         287
  Equifax, Inc.                               11,023                         287
  Tyson Foods, Inc.                           26,975                         286
  Ross Stores, Inc.                            6,686                         286
  Dow Jones & Co., Inc.                        6,633                         285
* King Pharmaceuticals, Inc.                  19,335                         285
  Sigma-Aldrich Corp.                          5,267                         285
* BMC Software, Inc.                          17,361                         284
* National Semiconductor Corp.                14,362                         283
  Hormel Foods Corp.                          11,914                         282
* Robert Half International, Inc.             14,900                         282
* WebMD Corp.                                 26,022                         282
  Pulte Homes, Inc.                            4,562                         281
  Darden Restaurants Inc.                     14,698                         279
* AdvancePCS                                   7,262                         278
* Sanmina-SCI Corp.                           43,978                         278
* Pixar, Inc.                                  4,550                         277
  Freeport-McMoRan Copper &
    Gold, Inc. Class B                        11,286                         277
  DENTSPLY International Inc.                  6,757                         276
* Citizens Communications Co.                 21,417                         276
* Waters Corp.                                 9,429                         275
* Smurfit-Stone Container Corp.               21,071                         275
  ServiceMaster Co.                           25,634                         274
  Doral Financial Corp.                        6,142                         274
  R.J. Reynolds Tobacco Holdings, Inc.         7,348                         273
* Iron Mountain, Inc.                          7,327                         272
* Republic Services, Inc. Class A             11,986                         272
* Career Education Corp.                       3,970                         272
* Teradyne, Inc.                              15,685                         272
  Engelhard Corp.                             10,960                         271
  Diebold, Inc.                                6,220                         269
  Pepco Holdings, Inc.                        14,038                         269
* CarMax, Inc.                                 8,907                         269
  Hillenbrand Industries, Inc.                 5,304                         268
* Pactiv Corp.                                13,573                         268
* Expedia Inc.                                 3,498                         267
  Pinnacle West Capital Corp.                  7,120                         267
  Rouse Co. REIT                               6,992                         266
* Dollar Tree Stores, Inc.                     8,370                         266
* Level 3 Communications, Inc.                39,933                         265
* E*TRADE Group, Inc.                         31,116                         264
* Thermo Electron Corp.                       12,564                         264
* Patterson Dental Co.                         5,813                         264
* Pioneer Natural Resources Co.               10,082                         263
* American Power Conversion Corp.             16,878                         263
  Scientific-Atlanta, Inc.                    11,032                         263
* The Dun & Bradstreet Corp.                   6,384                         262
* Metro-Goldwyn-Mayer Inc.                    21,090                         262
* Williams-Sonoma, Inc.                        8,944                         261
* Lear Corp.                                   5,664                         261
  Hasbro, Inc.                                14,901                         261
  White Mountains Insurance
    Group Inc.                                   658                         260
* Phelps Dodge Corp.                           6,777                         260
  Energy East Corp.                           12,491                         259
  Federated Investors, Inc.                    9,455                         259
  C.H. Robinson Worldwide, Inc.                7,284                         259
* Lamar Advertising Co. Class A                7,326                         258
  International Flavors &
    Fragrances, Inc.                           8,073                         258
  R.R. Donnelley & Sons Co.                    9,731                         254
  Outback Steakhouse                           6,507                         254
  Telephone & Data Systems, Inc.               5,064                         252
  Alberto-Culver Co. Class B                   4,921                         251
  W.R. Berkley Corp.                           4,771                         251
  Wisconsin Energy Corp.                       8,640                         251
  TCF Financial Corp.                          6,289                         251
* ChoicePoint Inc.                             7,257                         251
  KB HOME                                      4,019                         249
  Sunoco, Inc.                                 6,573                         248
  Avalonbay Communities, Inc. REIT             5,817                         248
  Manpower Inc.                                6,678                         248
  Hibernia Corp. Class A                      13,583                         247
* Mercury Interactive Corp.                    6,374                         246
  Bunge Ltd.                                   8,600                         246
  SuperValu Inc.                              11,462                         244
  SEI Corp.                                    7,633                         244
* Comverse Technology, Inc.                   16,204                         244
* Constellation Brands, Inc. Class A           7,748                         243
* NVR, Inc.                                      590                         242
* SanDisk Corp.                                5,998                         242
* Lincare Holdings, Inc.                       7,640                         241
  Neuberger Berman Inc.                        6,018                         240
  Wendy's International, Inc.                  8,276                         240
* VeriSign, Inc.                              17,254                         239
  Associated Banc-Corp                         6,465                         238
* Storage Technology Corp.                     9,258                         238
  Pall Corp.                                  10,591                         238

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Abercrombie & Fitch Co.                      8,379             $           238
* Coventry Health Care Inc.                    5,149                         238
  Questar Corp.                                7,096                         238
* Hispanic Broadcasting Corp.                  9,327                         237
* PanAmSat Corp.                              12,850                         237
  A.G. Edwards & Sons, Inc.                   6,894                          236
* Agere Systems Inc. Class B                 102,499                         236
  Apartment Investment &
    Management Co. Class A REIT                6,812                         236
* Park Place Entertainment Corp.              25,870                         235
* Energizer Holdings, Inc.                     7,489                         235
  Diamond Offshore Drilling, Inc.             11,174                         235
  Mercantile Bankshares Corp.                  5,948                         234
* Cooper Cameron Corp.                         4,644                         234
* Tellabs, Inc.                               35,472                         233
* Cadence Design Systems, Inc.                19,279                         233
  Fluor Corp.                                  6,899                         232
* Whole Foods Market, Inc.                     4,880                         232
* Providian Financial Corp.                   25,009                         232
* JetBlue Airways Corp.                        5,452                         231
* Rent-A-Center, Inc.                          3,024                         229
  Erie Indemnity Co. Class A                   5,554                         229
  The McClatchy Co. Class A                    3,968                         229
  Liberty Property Trust REIT                  6,584                         228
  Nordstrom, Inc.                             11,663                         228
* First Health Group Corp.                     8,234                         227
* LSI Logic Corp.                             32,049                         227
  Symbol Technologies, Inc.                   17,403                         226
* Ameritrade Holding Corp.                    30,285                         224
  Pogo Producing Co.                           5,221                         223
  Commerce Bancshares, Inc.                    5,712                         222
  Deluxe Corp.                                 4,961                         222
* Toys R Us, Inc.                             18,326                         222
  Allied Capital Corp.                         9,610                         222
* Solectron Corp.                             59,268                         222
  Ball Corp.                                   4,858                         221
* Patterson-UTI Energy, Inc.                   6,823                         221
  Harman International Industries, Inc.        2,793                         221
  Student Loan Corp.                           1,754                         221
  Fastenal Co.                                 6,502                         221
* Michaels Stores, Inc.                        5,762                         219
  Nuveen Investments, Inc. Class A             8,016                         218
* Pride International, Inc.                   11,588                         218
  Belo Corp. Class A                           9,744                         218
  Equitable Resources, Inc.                    5,338                         217
  Health Care Properties
    Investors REIT                             5,119                         217
  Commerce Bancorp, Inc.                       5,834                         216
* NCR Corp.                                    8,446                         216
* Smithfield Foods, Inc.                       9,436                         216
  Fair, Isaac, Inc.                            4,200                         216
* Ceridian Corp.                              12,722                         216
  First Virginia Banks, Inc.                   5,004                         216
* Calpine Corp.                               32,651                         215
  Beckman Coulter, Inc.                        5,291                         215
  Valley National Bancorp                      8,150                         215
  CenterPoint Energy Inc.                     26,241                         214
* Mid Atlantic Medical Services, Inc.          4,081                         213
  Mercury General Corp.                        4,659                         213
  Goodrich Corp.                              10,050                         211
* Humana Inc.                                 13,975                         211
* CIENA Corp.                                 40,648                         211
* Host Marriott Corp. REIT                    23,038                         211
  Bemis Co., Inc.                              4,502                         211
  The Stanley Works                            7,618                         210
  Eastman Chemical Co.                         6,622                         210
* Entercom Communications Corp.                4,269                         209
  The PMI Group Inc                            7,762                         208
  Developers Diversified Realty
    Corp. REIT                                 7,307                         208
* Avaya Inc.                                  32,115                         207
  Arthur J. Gallagher & Co.                    7,623                         207
* Hearst-Argyle Television Inc.                7,988                         207
  MDU Resources Group, Inc.                    6,153                         206
* Universal Health Services Class B            5,188                         206
  NSTAR                                        4,503                         205
* 99 Cents Only Stores                         5,970                         205
  The St. Joe Co.                              6,562                         205
* SICOR, Inc.                                 10,058                         205
* Gentex Corp.                                 6,600                         202
  AMB Property Corp. REIT                      7,157                         202
* ImClone Systems, Inc.                        6,369                         201
  Sonoco Products Co.                          8,319                         200
* Henry Schein, Inc.                           3,815                         200
* PETsMART, Inc.                              11,915                         199
  Astoria Financial Corp.                      7,108                         199
* ICOS Corp.                                   5,384                         198
* Rite Aid Corp.                              44,457                         198
* Krispy Kreme Doughnuts, Inc.                 4,802                         198
* LAM Research Corp.                          10,848                         198
  Temple-Inland Inc.                           4,574                         196
  Allete, Inc.                                 7,338                         195
  Northeast Utilities                         11,635                         195
  American National Insurance Co.              2,253                         195
  Brown & Brown, Inc.                          5,988                         195
  Brunswick Corp.                              7,773                         194
* Convergys Corp.                             12,145                         194
* Jacobs Engineering Group Inc.                4,598                         194
* Manor Care, Inc.                             7,741                         194
* Endo Pharmaceuticals Holdings, Inc.         11,435                         193
* Cephalon, Inc.                               4,699                         193
* Navistar International Corp.                 5,875                         192
  Puget Energy, Inc.                           8,018                         191
* Getty Images, Inc.                           4,594                         190
* CheckFree Corp.                              6,815                         190
* Advanced Micro Devices, Inc.                29,592                         190

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* U.S. Cellular Corp.                          7,442             $           189
* Advance Auto Parts, Inc.                     3,100                         189
* BISYS Group, Inc.                           10,258                         188
  Eaton Vance Corp.                            5,961                         188
* Compuware Corp.                             32,631                         188
* Monster Worldwide Inc.                       9,530                         188
  The Chicago Mercantile Exchange              2,700                         188
* Amkor Technology, Inc.                      14,307                         188
* Celgene Corp.                                6,153                         187
  Chesapeake Energy Corp.                     18,505                         187
* Integrated Circuit Systems, Inc.             5,944                         187
  Noble Energy, Inc.                           4,929                         186
  Meredith Corp.                               4,232                         186
  City National Corp.                          4,178                         186
* BOK Financial Corp.                          4,818                         186
  Leucadia National Corp.                      5,005                         186
  Lyondell Chemical Co.                       13,715                         186
  Weingarten Realty Investors REIT             4,414                         185
  Regency Centers Corp. REIT                   5,276                         185
* Millipore Corp.                              4,140                         184
  Wesco Financial Corp.                         588                          183
  Fulton Financial Corp.                       9,181                         182
* GTECH Holdings Corp.                         4,840                         182
  Valspar Corp.                                4,308                         182
* Vishay Intertechnology, Inc.                13,772                         182
  TECO Energy, Inc.                           15,122                         181
* Allied Waste Industries, Inc.               17,988                         181
  National Fuel Gas Co.                        6,936                         181
* Rowan Cos., Inc.                             8,063                         181
  Lafarge North America Inc.                   5,836                         180
* Gemstar-TV Guide
    International, Inc.                       35,428                         180
  Ashland, Inc.                                5,877                         180
* Corinthian Colleges, Inc.                    3,712                         180
  Mack-Cali Realty Corp. REIT                  4,936                         180
  New Plan Excel Realty Trust REIT             8,391                         179
  Bowater Inc.                                 4,776                         179
  International Speedway Corp.                 4,516                         178
  Waddell & Reed Financial, Inc.               6,935                         178
  Capitol Federal Financial                    6,288                         177
* Columbia Sportswear Co.                      3,437                         177
* Western Digital Corp.                       17,133                         176
  Forest City Enterprise Class A               4,253                         176
* Reebok International Ltd.                    5,208                         175
* MEMC Electronic Materials, Inc.             17,791                         174
* Owens-Illinois, Inc.                        12,657                         174
* Newfield Exploration Co.                     4,623                         174
* Amylin Pharmaceuticals, Inc.                 7,903                         173
  DPL Inc.                                    10,847                         173
* Markel Corp.                                   672                         172
* Apogent Technologies Inc.                    8,584                         172
  Bank of Hawaii Corp.                         5,177                         172
* Alliant Techsystems, Inc.                    3,303                         171
  Bausch & Lomb, Inc.                          4,558                         171
  Viad Corp.                                   7,604                         170
  Great Plains Energy, Inc.                    5,891                         170
  Harris Corp.                                 5,657                         170
* Network Associates, Inc.                    13,398                         170
* Toll Brothers, Inc.                          5,996                         170
  J.M. Smucker Co.                             4,248                         169
* Amphenol Corp.                               3,610                         169
  Hubbell Inc. Class B                         5,080                         168
  Hospitality Properties Trust REIT            5,359                         167
* National Instruments Corp.                   4,410                         167
  CBRL Group, Inc.                             4,282                         166
  FirstMerit Corp.                             7,277                         166
* Packaging Corp. of America                   9,024                         166
* Edwards Lifesciences Corp.                   5,164                         166
* Catellus Development Corp.                   7,530                         166
  Reynolds & Reynolds Class A                  5,800                         166
  AVX Corp.                                   15,060                         166
* Community Health Systems, Inc.               8,539                         165
  First American Corp.                         6,243                         165
* Timberland Co.                               3,105                         164
* Invitrogen Corp.                             4,276                         164
  Sky Financial Group, Inc.                    7,552                         164
* Zebra Technologies Corp. Class A             2,176                         164
  Pentair, Inc.                                4,187                         164
  Maytag Corp.                                 6,692                         163
  Pier 1 Imports Inc.                          7,990                         163
* Varco International, Inc.                    8,309                         163
  Mandalay Resort Group                        5,111                         163
  Investors Financial Services Corp.           5,594                         162
  Annaly Mortgage Management
    Inc. REIT                                  8,145                         162
  Wilmington Trust Corp.                       5,524                         162
  PepsiAmericas, Inc.                         12,908                         162
* Fisher Scientific International Inc.         4,645                         162
* ADTRAN Inc.                                  3,175                         162
* Aramark Corp. Class B                        7,200                         161
* Tektronix, Inc.                              7,467                         161
  Donaldson Co., Inc.                          3,628                         161
  The Macerich Co. REIT                        4,586                         161
* ADC Telecommunications, Inc.                69,065                         161
* Maxtor Corp.                                21,400                         161
* National-Oilwell, Inc.                       7,299                         161
  Foot Locker, Inc.                           12,091                         160
* Emulex Corp.                                 7,030                         160
  Dial Corp.                                   8,226                         160
* Certegy, Inc.                                5,764                         160
  Circuit City Stores, Inc.                   18,159                         160
* Kmart Holding Corp.                          5,900                         160

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Education Management Corp                    3,001             $           160
* Triad Hospitals, Inc.                        6,418                         159
  United Dominion Realty Trust REIT            9,211                         159
* Del Monte Foods Co.                         17,929                         158
  HCC Insurance Holdings, Inc.                 5,347                         158
  Unitrin, Inc.                                5,828                         158
* Applied Micro Circuits Corp.                26,099                         158
  Protective Life Corp.                        5,902                         158
  Nationwide Financial Services, Inc.          4,844                         157
* BearingPoint, Inc.                          16,306                         157
  Autodesk, Inc.                               9,734                         157
  HON Industries, Inc.                         5,115                         156
  Delta Air Lines, Inc.                       10,618                         156
  CONSOL Energy, Inc.                          6,804                         155
* The Cheesecake Factory                       4,287                         154
* Chico's FAS, Inc.                            7,306                         154
* Reliant Resources, Inc.                     25,045                         154
  Tidewater Inc.                               5,218                         153
* O'Reilly Automotive, Inc.                    4,569                         153
  People's Bank                                5,249                         152
  Cabot Corp.                                  5,280                         152
* Foundry Networks, Inc.                      10,501                         151
  BorgWarner, Inc.                             2,345                         151
* The Neiman Marcus Group, Inc.
    Class A                                    4,124                         151
  Alliant Energy Corp.                         7,930                         151
* Big Lots Inc.                               10,028                         151
* West Corp.                                   5,654                         151
  Adolph Coors Co. Class B                     3,074                         151
  PerkinElmer, Inc.                           10,899                         151
* PacifiCare Health Systems, Inc.              3,044                         150
  Winn-Dixie Stores, Inc.                     12,151                         150
* Crown Castle International Corp.            19,161                         149
  Webster Financial Corp.                      3,934                         149
  Harte-Hanks, Inc.                            7,824                         149
* Kinder Morgan Management, LLC                3,961                         148
  Dana Corp.                                  12,811                         148
  Colonial BancGroup, Inc.                    10,677                         148
* International Rectifier Corp.                5,520                         148
  Applebee's International, Inc.               4,691                         147
* J.D. Edwards & Co.                          10,285                         147
  Peabody Energy Corp.                         4,384                         147
* American Tower Corp. Class A                16,639                         147
* AMR Corp.                                   13,341                         147
* NTL Inc.                                     4,300                         147
  Clayton Homes Inc.                          11,688                         147
  Trizec Properties, Inc. REIT                12,900                         147
* 3Com Corp.                                  31,315                         147
  Chelsea Property Group REIT                  3,634                         146
  Vectren Corp.                                5,846                         146
* Sirius Satellite Radio, Inc.                86,279                         146
  Ryland Group, Inc.                           2,100                         146
  Roslyn Bancorp, Inc.                         6,778                         146
  Snap-On Inc.                                 5,004                         145
  OGE Energy Corp.                             6,788                         145
* Quintiles Transnational Corp.               10,178                         144
* Renal Care Group, Inc.                       4,097                         144
  United States Steel Corp.                    8,787                         144
* Performance Food Group Co.                   3,887                         144
  Hawaiian Electric Industries Inc.            3,132                         144
* McDATA Corp. Class A                         9,773                         143
* Ingram Micro, Inc. Class A                  13,023                         143
  Teleflex Inc.                                3,364                         143
  Talbots Inc.                                 4,852                         143
  Lee Enterprises, Inc.                        3,797                         143
  Arden Realty Group, Inc. REIT                5,477                         142
  Crescent Real Estate, Inc. REIT              8,500                         141
* Human Genome Sciences, Inc.                 11,076                         141
  Precision Castparts Corp.                    4,524                         141
* DeVry, Inc.                                  6,026                         140
* DaVita, Inc.                                 5,221                         140
  Philadelphia Suburban Corp.                  5,731                         140
  Cullen/Frost Bankers, Inc.                   4,348                         140
* Rambus Inc.                                  8,394                         139
  Martin Marietta Materials, Inc.              4,136                         139
  Ryder System, Inc.                           5,423                         139
  NICOR Inc.                                   3,741                         139
* STERIS Corp.                                 6,012                         139
  BancorpSouth, Inc.                           6,657                         139
  Tootsie Roll Industries, Inc.                4,552                         139
  John Wiley & Sons Class A                    5,245                         137
  Raymond James Financial, Inc.                4,157                         137
  Washington Federal Inc.                      5,939                         137
  Independence Community
    Bank Corp.                                 4,846                         137
  Reinsurance Group of America, Inc.           4,248                         136
  RPM International, Inc.                      9,909                         136
* Pharmaceutical Resources, Inc.               2,800                         136
  AGL Resources Inc.                           5,355                         136
* Stericycle, Inc.                             3,528                         136
* Pharmaceutical Product
  Development, Inc.                            4,715                         135
  Lubrizol Corp.                               4,370                         135
  Dynegy, Inc.                                32,166                         135
  Federal Realty Investment
    Trust REIT                                 4,220                         135
* Neurocrine Biosciences, Inc.                 2,700                         135
  Ruby Tuesday, Inc.                           5,452                         135
* Swift Transportation Co., Inc.               7,204                         134
* The Corporate Executive Board Co.            3,286                         134
  Park National Corp.                          1,171                         134
  Jack Henry & Associates Inc.                 7,517                         134
  American Financial Group, Inc.               5,861                         134
* Interactive Data Corp.                       7,906                         134

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Eon Labs, Inc.                               3,800             $           134
  StanCorp Financial Group, Inc. 2,543           133
* Arrow Electronics, Inc.                      8,651                         132
* Sepracor Inc.                                7,287                         131
  Trustmark Corp.                              5,158                         131
  Pan Pacific Retail Properties,
    Inc. REIT                                  3,329                         131
  Friedman, Billings, Ramsey
    Group, Inc.                                9,760                         131
  Hudson United Bancorp                        3,823                         131
  Peoples Energy Corp.                         3,043                         131
* Westport Resources Corp.                     5,724                         130
* Avnet, Inc.                                 10,226                         130
* Scotts Co.                                   2,614                         129
* Barnes & Noble, Inc.                         5,608                         129
  The Timken Co.                               7,372                         129
* Tech Data Corp.                              4,832                         129
* Fairchild Semiconductor
    International, Inc.                       10,074                         129
  BRE Properties Inc. Class A REIT             3,876                         129
* Cypress Semiconductor Corp.                 10,688                         128
  Thornburg Mortgage, Inc. REIT                5,172                         128
* Cognizant Technology
    Solutions Corp.                            5,238                         128
  Herman Miller, Inc.                          6,309                         128
* Cincinnati Bell Inc.                        18,932                         127
* J.B. Hunt Transport Services, Inc.           3,356                         127
  Graco, Inc.                                  3,924                         126
  Helmerich & Payne, Inc.                      4,276                         125
  Mills Corp. REIT                             3,721                         125
  FactSet Research Systems Inc.                2,834                         125
  Old National Bancorp                         5,415                         125
  Fresh Del Monte Produce Inc.                 4,843                         124
  Cummins Inc.                                 3,465                         124
* Furniture Brands International Inc.          4,762                         124
  Medicis Pharmaceutical Corp.                 2,191                         124
  Harsco Corp.                                 3,438                         124
* Glamis Gold, Ltd.                           10,800                         124
* Station Casinos, Inc.                        4,895                         124
  Westamerica Bancorporation                   2,864                         123
  CarrAmerica Realty Corp. REIT                4,434                         123
* Charles River Laboratories, Inc.             3,828                         123
  ONEOK, Inc.                                  6,262                         123
* Grant Prideco, Inc.                         10,432                         123
* Andrx Group                                  6,148                         122
* Alleghany Corp.                                637                         122
  CenterPoint Properties Corp. REIT            1,984                         122
  Flagstar Bancorp, Inc.                       4,938                         121
* Brocade Communications
    Systems, Inc.                             20,464                         121
* Bio-Rad Laboratories, Inc. Class A           2,174                         120
  IndyMac Bancorp, Inc. REIT                   4,733                         120
* Borders Group, Inc.                          6,832                         120
  American Capital Strategies, Ltd.            4,822                         120
  ICN Pharmaceuticals, Inc.                    7,165                         120
  MDC Holdings, Inc.                           2,481                         120
  Boise Cascade Corp.                          4,999                         119
* Polycom, Inc.                                8,593                         119
  F.N.B. Corp.                                 3,929                         119
* Hovnanian Enterprises Class A                2,016                         119
* Saks Inc.                                   12,245                         119
* NBTY, Inc.                                   5,636                         119
* Advanced Fibre
    Communications, Inc.                       7,287                         119
* Key Energy Services, Inc.                   11,056                         119
* FMC Technologies Inc.                        5,623                         118
  Lancaster Colony Corp.                       3,047                         118
  Odyssey Re Holdings Corp.                    5,580                         118
* Apria Healthcare Group Inc.                  4,727                         118
  ArvinMeritor, Inc.                           5,825                         118
  Crane Co.                                    5,188                         117
* WFS Financial, Inc.                          3,501                         117
  Werner Enterprises, Inc.                     5,533                         117
  Polaris Industries, Inc.                     1,906                         117
  Camden Property Trust REIT                   3,345                         117
* Acxiom Corp.                                 7,732                         117
  International Bancshares Corp.               3,281                         117
* Valassis Communications, Inc.                4,530                         117
* Avocent Corp.                                3,884                         116
  Rayonier Inc.                                3,518                         116
  Cousins Properties, Inc. REIT                4,147                         116
  First Midwest Bancorp, Inc.                  3,986                         115
  Jefferies Group, Inc.                        2,298                         114
  Reader's Digest Association, Inc.            8,471                         114
* ITT Educational Services, Inc.               3,886                         114
* AmeriCredit Corp.                           13,274                         113
  Ethan Allen Interiors, Inc.                  3,217                         113
* Sybase, Inc.                                 8,127                         113
* Cytec Industries, Inc.                       3,323                         112
* Macromedia, Inc.                             5,337                         112
* Interdigital Communications Corp.            4,782                         112
  Church & Dwight, Inc.                        3,409                         112
  Realty Income Corp. REIT                     2,926                         111
  Cooper Tire & Rubber Co.                     6,334                         111
* Activision, Inc.                             8,608                         111
  Seagate Technology                           6,300                         111
* American Eagle Outfitters, Inc.              6,129                         111
* Red Hat, Inc.                               14,670                         111
* American Greetings Corp. Class A             5,653                         111
* Zale Corp.                                   2,775                         111
  Imation Corp.                                2,933                         111
  Global Payments Inc.                         3,123                         111

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
  IKON Office Solutions, Inc.                 12,438             $           111
  UGI Corp. Holding Co.                        3,488                         111
* Nextel Partners, Inc.                       15,118                         110
  Carlisle Co., Inc.                           2,616                         110
  AptarGroup Inc.                              3,047                         110
* AnnTaylor Stores Corp.                       3,782                         109
* Marvel Enterprises Inc.                      5,730                         109
* Silicon Laboratories Inc.                    4,101                         109
* AGCO Corp.                                   6,395                         109
  Western Gas Resources, Inc.                  2,757                         109
  WGL Holdings Inc.                            4,088                         109
  The MONY Group Inc.                          4,047                         109
  Whitney Holdings Corp.                       3,408                         109
* DoubleClick Inc.                            11,745                         109
* Extended Stay America, Inc.                  8,052                         109
  Media General, Inc. Class A                  1,897                         109
  La-Z-Boy Inc.                                4,815                         108
  CBL & Associates Properties,
    Inc. REIT                                  2,503                         108
  WPS Resources Corp.                          2,672                         107
* Affiliated Managers Group, Inc.              1,761                         107
  Piedmont Natural Gas, Inc.                   2,761                         107
* ResMed Inc.                                  2,733                         107
* Protein Design Labs, Inc.                    7,662                         107
  CNF Inc.                                     4,219                         107
* Cabot Microelectronics Corp.                 2,121                         107
  Regis Corp.                                  3,675                         107
* Techne Corp.                                 3,507                         106
* The Yankee Candle Co., Inc.                  4,568                         106
* Emmis Communications, Inc.                   4,616                         106
  Provident Financial Group, Inc.              4,128                         106
  LaBranche & Co. Inc.                         5,105                         106
  Blyth, Inc.                                  3,883                         106
  Health Care Inc. REIT                        3,458                         105
* Charter Communications, Inc.                26,484                         105
  Essex Property Trust, Inc. REIT              1,831                         105
* Cytyc Corp.                                  9,931                         104
* Perot Systems Corp.                          9,195                         104
  Claire's Stores, Inc.                        4,117                         104
* Respironics, Inc.                            2,781                         104
  Healthcare Realty Trust Inc. REIT            3,571                         104
  21st Century Insurance Group                 7,266                         104
* Earthlink, Inc.                             13,151                         104
  Pacific Capital Bancorp                      2,960                         104
* CNET Networks, Inc.                         16,643                         104
  Arch Coal, Inc.                              4,511                         104
* Radio One, Inc. Class D                      5,830                         104
  Ventas, Inc. REIT                            6,837                         104
  First Industrial Realty Trust REIT           3,277                         104
* P.F. Chang's China Bistro, Inc.              2,100                         103
  UCBH Holdings, Inc.                          3,600                         103
  United Bankshares, Inc.                      3,602                         103
* XM Satellite Radio Holdings, Inc.            9,335                         103
* American Axle &
    Manufacturing Holdings, Inc.               4,306                         103
* Cree, Inc.                                   6,305                         103
  Airgas, Inc.                                 6,124                         103
  Staten Island Bancorp, Inc.                  5,244                         102
  Highwood Properties, Inc. REIT               4,580                         102
  HRPT Properties Trust REIT                  11,099                         102
* Hyperion Solutions Corp.                     3,023                         102
* Take-Two Interactive Software, Inc.          3,600                         102
* INAMED Corp.                                 1,900                         102
  Ametek, Inc.                                 2,779                         102
  IDEX Corp.                                   2,810                         102
* Gateway, Inc.                               27,879                         102
* Mirant Corp.                                35,063                         102
* Atmel Corp.                                 40,133                         102
* Veridian Corp.                               2,900                         101
  Energen Corp.                                3,032                         101
  Shurgard Storage Centers, Inc.
    Class A REIT                               3,052                         101
* Varian, Inc.                                 2,911                         101
* Pacific Sunwear of California, Inc.          4,181                         101
* USG Corp.                                    5,299                         101
  Atmos Energy Corp.                           4,054                         101
* Crown Holdings, Inc.                        14,072                         100
* United Stationers, Inc.                      2,777                         100
  Florida Rock Industries, Inc.                2,428                         100
  CMS Energy Corp.                            12,366                         100
* Panera Bread Co.                             2,500                         100
* Forest Oil Corp.                             3,980                         100
  Citizens Banking Corp.                       3,731                         100
  Westar Energy, Inc.                          6,146                         100
  Diagnostic Products Corp.                    2,420                          99
* Service Corp. International                 25,660                          99
  Albemarle Corp.                              3,546                          99
* Premcor, Inc.                                4,600                          99
  Kennametal, Inc.                             2,927                          99
* Integrated Device Technology Inc.            8,960                          99
  Worthington Industries, Inc.                 7,384                          99
* Scholastic Corp.                             3,318                          99
* Affymetrix, Inc.                             5,010                          99
* Select Medical Corp.                         3,974                          99
  Thor Industries, Inc.                        2,412                          98
  Valhi, Inc.                                 10,226                          98
  W Holding Co., Inc.                          5,802                          98
* Martek Biosciences Corp.                     2,284                          98
* Meridian Gold Co.                            8,532                          98
  Polo Ralph Lauren Corp.                      3,798                          98
  Roper Industries Inc.                        2,628                          98
  Dillard's Inc.                               7,254                          98

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Sonus Networks, Inc.                        19,408             $            98
* Novell, Inc.                                31,680                          98
  Superior Industries
    International, Inc.                        2,337                          97
* IDEXX Laboratories Corp.                     2,892                          97
  Prentiss Properties Trust REIT               3,247                          97
* Louisiana-Pacific Corp.                      8,954                          97
* Overture Services, Inc.                      5,347                          97
  DQE Inc.                                     6,386                          96
* Southern Union Co.                           5,671                          96
* Hutchinson Technology, Inc.                  2,916                          96
* Vertex Pharmaceuticals, Inc.                 6,567                          96
* 7-Eleven, Inc.                               9,085                          96
* Boyd Gaming Corp.                            5,550                          96
* Conexant Systems, Inc.                      22,854                          96
  Speedway Motorsports, Inc.                   3,568                          96
  Hilb, Rogal and Hamilton Co.                 2,808                          96
  Commerce Group, Inc.                         2,639                          96
* R.H. Donnelley Corp.                         2,614                          95
  Downey Financial Corp.                       2,301                          95
  Alpharma, Inc. Class A                       4,399                          95
  Heritage Property Investment
    Trust REIT                                 3,500                          95
* Electronics for Imaging, Inc.                4,670                          95
* RF Micro Devices, Inc.                      15,712                          95
  Regal Entertainment Group Class A            4,000                          94
* Stone Energy Corp.                           2,241                          94
* Quest Software, Inc.                         7,880                          94
  Skywest, Inc.                                4,916                          94
  The South Financial Group, Inc.              4,016                          94
  Alexander & Baldwin, Inc.                    3,524                          93
  AmerUs Group Co.                             3,311                          93
* Heartland Express, Inc.                      4,181                          93
* Siliconix, Inc.                              2,576                          93
* Hercules, Inc.                               9,390                          93
* Covance, Inc.                                5,134                          93
  First BanCorp Puerto Rico                    3,383                          93
* Cymer, Inc.                                  2,894                          93
* Flowserve Corp.                              4,704                          93
* Fossil, Inc.                                 3,924                          92
  Patina Oil & Gas Corp.                       2,875                          92
* RealNetworks, Inc.                          13,616                          92
  Sensient Technologies Corp.                  4,012                          92
  Westcorp, Inc.                               3,294                          92
* TIBCO Software Inc.                         18,095                          92
* GlobespanVirata, Inc.                       11,163                          92
  Perrigo Co.                                  5,881                          92
* Tom Brown, Inc.                              3,309                          92
  SL Green Realty Corp. REIT 2,633                92
* Beazer Homes USA, Inc.                       1,100                          92
* Tuesday Morning Corp.                        3,480                          92
  Briggs & Stratton Corp.                      1,808                          91
* Fidelity National Information
    Solutions, Inc.                            3,500                          91
  Greater Bay Bancorp                          4,441                          91
  Allegheny Energy, Inc.                      10,787                          91
* Southwest Bancorporation of
    Texas, Inc.                                2,801                          91
* FLIR Systems, Inc.                           3,020                          91
  PNM Resources Inc.                           3,399                          91
* Kroll Inc.                                   3,360                          91
* BJ's Wholesale Club, Inc.                    6,035                          91
  Standard Pacific Corp.                       2,738                          91
  Community First Bankshares, Inc.             3,321                          91
* United Rentals, Inc.                         6,508                          90
  Equity One, Inc. REIT                        5,499                          90
* Semtech Corp.                                6,332                          90
* Sycamore Networks, Inc.                     23,528                          90
* FTI Consulting, Inc.                         3,600                          90
* Arbitron Inc.                                2,515                          90
  Cooper Cos., Inc.                            2,582                          90
* ATMI, Inc.                                   3,593                          90
* Houston Exploration Co.                      2,582                          90
  Corn Products International, Inc.            2,979                          89
* United Online, Inc.                          3,520                          89
  Washington REIT                              3,270                          89
  Universal Corp. (VA)                         2,101                          89
  First Citizens BancShares Class A              878                          89
* Linens 'n Things, Inc.                       3,744                          88
  Fremont General Corp.                        6,449                          88
* Genta Inc.                                   6,619                          88
* Hollywood Entertainment Corp.                5,124                          88
  Overseas Shipholding Group Inc.              4,004                          88
* Avid Technology, Inc.                        2,509                          88
  Texas Regional Bancshares, Inc.              2,531                          88
* Accredo Health, Inc.                         4,021                          88
* Evergreen Resources, Inc.                    1,613                          88
  Reckson Associates Realty
  Corp. REIT                                   4,196                          88
  New Century Financial Corp.                  2,000                          87
* Commonwealth Telephone
    Enterprises, Inc.                          1,984                          87
  The Toro Co.                                 2,194                          87
* Continental Airlines, Inc. Class B           5,819                          87
  Great Lakes Chemical Corp.                   4,264                          87
* Legato Systems, Inc.                        10,326                          87
* CEC Entertainment Inc.                       2,344                          87
* Varian Semiconductor Equipment
    Associates, Inc.                           2,904                          86
  Callaway Golf Co.                            6,526                          86
* Vitesse Semiconductor Corp.                 17,490                          86
  Alfa Corp.                                   6,754                          86
  FIrst Niagara Financial Group, Inc.          6,149                          86
  Value Line, Inc.                             1,747                          86

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Kronos, Inc.                                 1,685             $            86
* Ascential Software Corp.                     5,194                          85
  Massey Energy Co.                            6,491                          85
  Airborne, Inc.                               4,078                          85
* Christopher & Banks Corp.                    2,300                          85
* Mentor Graphics Corp.                        5,875                          85
* Sonic Corp.                                  3,337                          85
* Waste Connections, Inc.                      2,416                          85
  Olin Corp.                                   4,951                          85
  Clarcor Inc.                                 2,194                          85
  Post Properties, Inc. REIT                   3,191                          85
  Minerals Technologies, Inc.                  1,737                          85
  Delphi Financial Group, Inc.                 1,804                          84
* Intergraph Corp.                             3,907                          84
  IDACORP, Inc.                                3,200                          84
* Genencor International Inc.                  5,097                          84
  Hollinger International, Inc.                7,786                          84
  Chittenden Corp.                             3,065                          84
* Aeropostale, Inc.                            3,900                          84
* Entegris Inc.                                6,213                          84
* Trimeris, Inc.                               1,826                          83
  Bob Evans Farms, Inc.                        3,017                          83
* Arch Capital Group Ltd.                      2,400                          83
* Plantronics, Inc.                            3,840                          83
* Choice Hotel International, Inc.             3,044                          83
  Oshkosh Truck Corp.                          1,400                          83
* Macrovision Corp.                            4,164                          83
* Anteon International Corp.                   2,960                          83
  Arrow International, Inc.                    1,871                          83
  MGE Energy, Inc.                             2,621                          83
  New Jersey Resources Corp.                   2,323                          82
* Ultra Petroleum Corp.                        6,378                          82
* Corrections Corp. of America REIT            3,250                          82
* CACI International, Inc.                     2,400                          82
  Invacare Corp.                               2,490                          82
* Northwest Airlines Corp. Class A             7,276                          82
* Documentum, Inc.                             4,171                          82
* Micrel, Inc.                                 7,892                          82
* Landstar System, Inc.                        1,302                          82
  Fred's, Inc.                                 2,200                          82
* Gen-Probe Inc.                               2,000                          82
  Taubman Co. REIT                             4,266                          82
  Commercial Federal Corp.                     3,851                          82
* Ligand Pharmaceuticals Inc. Class B          6,000                          82
* ExpressJet Holdings, Inc.                    5,400                          82
* Catalina Marketing Corp.                     4,617                          81
* Cumulus Media Inc.                           4,299                          81
* Allmerica Financial Corp.                    4,507                          81
  Strayer Education, Inc.                      1,015                          81
* Cimarex Energy Co.                           3,392                          81
* American Financial Realty Trust REIT         5,400                          81
* K-V Pharmaceutical Co. Class A               2,895                          80
* Keane, Inc.                                  5,897                          80
  Home Properties of New York,
    Inc. REIT                                  2,280                          80
* Cognex Corp.                                 3,594                          80
* Skyworks Solutions, Inc.                    11,858                          80
* Cox Radio, Inc.                              3,472                          80
* Silicon Valley Bancshares                    3,368                          80
  Black Hills Corp.                            2,612                          80
* MPS Group, Inc.                             11,634                          80
  UniSource Energy Corp.                       4,250                          80
  USEC Inc.                                   11,355                          80
* CV Therapeutics, Inc.                        2,683                          80
* AirTran Holdings, Inc.                       7,598                          80
* Coherent, Inc.                               3,357                          79
* Terex Corp.                                  4,070                          79
* Lattice Semiconductor Corp.                  9,645                          79
  The Goodyear Tire & Rubber Co.              15,093                          79
* Pacer International, Inc.                    4,200                          79
* MKS Instruments, Inc.                        4,383                          79
* Alliance Gaming Corp.                        4,188                          79
* Knight Transportation, Inc.                  3,180                          79
* UNOVA, Inc.                                  7,126                          79
* Sybron Dental Specialties, Inc.              3,349                          79
* Abgenix, Inc.                                7,532                          79
* Sylvan Learning Systems, Inc.                3,455                          79
* VISX Inc.                                    4,545                          79
  The Pep Boys (Manny, Moe & Jack)             5,834                          79
  Pacific Northwest Bancorp                    2,259                          79
  York International Corp.                     3,355                          79
* Exult Inc.                                   9,154                          78
* United Auto Group, Inc.                      3,600                          78
  Florida East Coast Industries, Inc.
    Class A                                    3,068                          78
  UMB Financial Corp.                          1,845                          78
* Dade Behring Holdings Inc.                   3,400                          78
* Tetra Tech, Inc.                             4,550                          78
* Alkermes, Inc.                               7,250                          78
  CARBO Ceramics Inc.                          2,090                          78
* The Medicines Co.                            3,953                          78
* Andrew Corp.                                 8,426                          78
  Susquehanna Bancshares, Inc.                 3,318                          77
* Mueller Industries Inc.                      2,852                          77
* Investment Technology Group, Inc.            4,156                          77
  Grey Global Group Inc.                         100                          77
* Simpson Manufacturing Co.                    2,100                          77
  Ferro Corp.                                  3,407                          77
* Priceline.com, Inc.                          3,423                          77
 Acuity Brands, Inc.                           4,211                          77
* Mediacom Communications Corp.                7,745                          76
* Unit Corp.                                   3,652                          76
  Visteon Corp.                               11,109                          76
  Cabot Oil & Gas Corp.                        2,762                          76

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* AmSurg Corp.                                 2,500             $            76
  Colonial Properties Trust REIT               2,163                          76
* ADVO, Inc.                                   1,713                          76
* Men's Wearhouse, Inc.                        3,479                          76
  First Financial Bankshares, Inc.             2,270                          76
  Glatfelter                                   5,139                          76
* Quiksilver, Inc.                             4,590                          76
  Flowers Foods, Inc.                          3,827                          76
  National Health Investors REIT               4,090                          75
* Forward Air Corp.                            2,964                          75
  Mentor Corp.                                 3,880                          75
* The Titan Corp.                              7,303                          75
* OfficeMax, Inc.                             11,463                          75
* Cerner Corp.                                 3,270                          75
  Chateau Communities, Inc. REIT               2,536                          75
  Regal-Beloit Corp.                           3,927                          75
  Cathay Bancorp, Inc.                         1,682                          75
  EastGroup Properties, Inc. REIT              2,775                          75
  Horace Mann Educators Corp.                  4,645                          75
* RSA Security Inc.                            6,950                          75
* Cobalt Corp.                                 3,635                          75
* Anixter International Inc.                   3,186                          75
* Eclipsys Corp.                               7,131                          74
* Copart, Inc.                                 7,878                          74
  MAF Bancorp, Inc.                            2,008                          74
* Dionex Corp.                                 1,872                          74
  Avista Corp.                                 5,245                          74
* Pediatrix Medical Group, Inc.                2,080                          74
* MGI Pharma, Inc.                             2,890                          74
* WCI Communities, Inc.                        3,850                          74
* NPS Pharmaceuticals Inc.                     3,041                          74
  Albany International Corp.                   2,700                          74
* NetIQ Corp.                                  4,779                          74
* Sunrise Senior Living, Inc.                  3,300                          74
* KEMET Corp.                                  7,310                          74
* Verint Systems Inc.                          2,900                          74
  Modine Manufacturing Co.                     3,804                          74
  The Brink's Co.                              5,051                          74
  Granite Construction Co.                     3,833                          73
  State Auto Financial Corp.                   3,271                          73
* Payless ShoeSource, Inc.                     5,868                          73
  Nationwide Health Properties,
    Inc. REIT                                  4,602                          73
* Thoratec Corp.                               4,917                          73
* Philadelphia Consolidated
    Holding Corp.                              1,813                          73
  Brandywine Realty Trust REIT                 2,974                          73
* Tractor Supply Co.                           1,532                          73
  The Phoenix Cos., Inc.                       8,100                          73
* Rayovac Corp.                                5,638                          73
* Palm Harbor Homes, Inc.                      3,845                          73
* United Therapeutics Corp.                    3,342                          73
* Spinnaker Exploration Co.                    2,776                          73
  Trinity Industries, Inc.                     3,927                          73
  Wausau-Mosinee Paper Corp.                   6,486                          73
* Dycom Industries, Inc.                       4,456                          73
  CVB Financial Corp.                          3,718                          73
* FEI Co.                                      3,865                          73
  PS Business Parks, Inc. REIT                 2,049                          72
  CNA Surety Corp.                             7,342                          72
* SERENA Software, Inc.                        3,463                          72
* ILEX Oncology, Inc.                          3,724                          72
  East West Bancorp, Inc.                      2,000                          72
  MacDermid, Inc.                              2,744                          72
  Cleco Corp.                                  4,164                          72
* Adaptec, Inc.                                9,264                          72
* BlackRock, Inc.                              1,600                          72
  LandAmerica Financial Group, Inc.            1,516                          72
  Alexandria Real Estate Equities,
    Inc. REIT                                  1,600                          72
* National Western Life Insurance Co.
    Class A                                      651                          72
  Lincoln Electric Holdings, Inc.              3,522                          72
* Triad Guaranty, Inc.                         1,894                          72
* Quantum Corp.                               17,735                          72
* MAXIMUS, Inc.                                2,598                          72
* Thomas & Betts Corp.                         4,957                          72
  Tupperware Corp.                             4,986                          72
* Quanta Services, Inc.                       10,079                          72
* Entravision Communications Corp.             6,283                          71
  Federal Signal Corp.                         4,058                          71
* National Processing, Inc.                    4,430                          71
  TrustCo Bank NY                              6,422                          71
* Hot Topic, Inc.                              2,644                          71
  Rollins, Inc.                                3,768                          71
* FMC Corp.                                    3,135                          71
* Viasys Healthcare Inc.                       3,425                          71
  Gables Residential Trust REIT                2,341                          71
* LifePoint Hospitals, Inc.                    3,379                          71
  Delta & Pine Land Co.                        3,213                          71
  Brookline Bancorp, Inc.                      5,044                          71
  Hughes Supply, Inc.                          2,035                          71
* MSC Industrial Direct Co., Inc.
    Class A                                    3,943                          71
  John H. Harland Co.                          2,696                          71
  Weis Markets, Inc.                           2,272                          70
  City Holding Co.                             2,406                          70
  Kelly Services, Inc. Class A                 3,003                          70
  Santander BanCorp                            4,304                          70
* Sonic Automotive, Inc.                       3,213                          70
  A.O. Smith Corp.                             2,500                          70
  Commercial Net Lease Realty REIT             4,079                          70
* Esperion Therapeutics, Inc.                  3,583                          70
* MedQuist, Inc.                               3,464                          70

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* CTI Molecular Imaging, Inc.                  3,700             $            70
* Penn National Gaming, Inc.                   3,400                          70
* Renaissance Learning, Inc.                   3,186                          70
* Manhattan Associates, Inc.                   2,684                          70
* ChipPAC, Inc.                                9,068                          70
* Enterasys Networks, Inc.                    22,952                          70
  Banta Corp.                                  2,148                          70
  N L Industries, Inc.                         4,088                          69
* Joy Global Inc.                              4,700                          69
  Ruddick Corp.                                4,415                          69
  Republic Bancorp, Inc.                       5,170                          69
* Exar Corp.                                   4,377                          69
* Parametric Technology Corp.                 22,716                          69
* Encore Acquisition Co.                       3,615                          69
  Walter Industries, Inc.                      5,891                          69
* Ohio Casualty Corp.                          5,244                          69
* IDX Systems Corp.                            4,443                          69
* Playboy Enterprises, Inc. Class B            5,063                          69
* Ariba, Inc.                                 23,121                          69
* Hanover Compressor Co.                       6,075                          69
* Maverick Tube Corp.                          3,582                          69
* Borland Software Corp.                       7,021                          69
 Crompton Corp.                                9,725                          69
* Magnum Hunter Resources Inc.                 8,580                          69
  St. Mary Land & Exploration Co.              2,510                          69
* Jack in the Box Inc.                         3,070                          68
  Owens & Minor, Inc. Holding Co.              3,061                          68
  Mid Atlantic Realty Trust REIT               3,266                          68
* Power-One, Inc.                              9,565                          68
* Ocular Sciences, Inc.                        3,443                          68
  Amcore Financial, Inc.                       2,934                          68
  GATX Corp.                                   4,177                          68
  Senior Housing Properties Trust REIT         5,034                          68
* Advanced Digital Information Corp.           6,831                          68
  Glimcher Realty Trust REIT                   3,038                          68
  Liberty Corp.                                1,601                          68
  The Trust Co. of New Jersey                  2,245                          68
  LNR Property Corp.                           1,818                          68
* Cal Dive International, Inc.                 3,118                          68
  Potlatch Corp.                               2,637                          68
* PRIMEDIA Inc.                               22,261                          68
  Nordson Corp.                                2,845                          68
  ABM Industries Inc.                          4,406                          68
  Wolverine World Wide, Inc.                   3,519                          68
  CH Energy Group, Inc.                        1,506                          68
* Priority Healthcare Corp. Class B            3,653                          68
* Oakley, Inc.                                 5,757                          68
* THQ Inc.                                     3,764                          68
* Benchmark Electronics, Inc.                  2,200                          68
* CSG Systems International, Inc.              4,789                          68
  IHOP Corp.                                   2,141                          68
  First Commonwealth Financial Corp.           5,215                          68
  Brady Corp. Class A                          2,020                          67
  Burlington Coat Factory
    Warehouse Corp.                            3,763                          67
  Northwest Bancorp, Inc.                      4,208                          67
  Interpool, Inc.                              4,096                          67
  R.L.I. Corp.                                 2,044                          67
  Sun Communities, Inc. REIT                   1,706                          67
* Journal Register Co.                         3,704                          67
* Akamai Technologies, Inc.                   13,782                          67
* Group 1 Automotive, Inc.                     2,062                          67
* WilTel Communications, Inc. 4,522               67
* Iomega Corp.                                 6,288                          67
  Chemical Financial Corp.                     2,236                          67
  IMC Global Inc.                              9,930                          67
  S & T Bancorp, Inc.                          2,428                          67
* Tekelec                                      5,880                          66
  Matthews International Corp.                 2,682                          66
* Wireless Facilities, Inc.                    5,579                          66
  Kilroy Realty Corp. REIT                     2,414                          66
  Manufactured Home Communities,
  Inc. REIT                                    1,887                          66
* UICI                                         4,389                          66
* Rare Hospitality International Inc.          2,020                          66
  First Essex Bancorp, Inc.                    1,400                          66
  Sauer-Danfoss, Inc.                          6,138                          66
  Bandag, Inc.                                 1,769                          66
  Spartech Corp.                               3,108                          66
  Net.Bank, Inc.                               4,980                          66
  Hancock Holding Co.                          1,392                          66
  ElkCorp                                      2,910                          65
  Corus Bankshares Inc.                        1,349                          65
* Barra, Inc.                                  1,829                          65
* Applera Corp.-
    Celera Genomics Group                      6,323                          65
* Comstock Resources, Inc.                     4,765                          65
  USF Corp.                                    2,416                          65
  Tredegar Corp.                               4,344                          65
* TiVo Inc.                                    5,343                          65
  First Financial Bancorp                      4,067                          65
* Kansas City Southern                         5,407                          65
  Irwin Financial Corp.                        2,511                          65
  United Community Banks, Inc.                 2,600                          65
* Agere Systems Inc. Class A                  27,859                          65
  Dimon Inc.                                   9,058                          65
* United Defense Industries Inc.               2,500                          65
  Summit Properties, Inc. REIT                 3,136                          65
  Vector Group Ltd.                            3,688                          65
* Newport Corp.                                4,356                          64
* PSS World Medical, Inc.                     11,207                          64
  Winnebago Industries, Inc.                   1,700                          64
  McGrath Rent Corp.                           2,408                          64
  Dime Community Bancshares                    2,530                          64

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Regeneron Pharmaceuticals, Inc.              4,081             $            64
* Southwestern Energy Co.                      4,272                          64
* Ralcorp Holdings, Inc.                       2,562                          64
* Aksys, Ltd.                                  4,937                          64
  GenCorp, Inc.                                7,189                          64
  Southwest Gas Corp.                          3,016                          64
* American Management
    Systems, Inc.                              4,473                          64
* Universal Compression
  Holdings, Inc.                               3,062                          64
* Knight Trading Group, Inc.                  10,267                          64
* Oceaneering International, Inc.              2,499                          64
* Nautica Enterprises, Inc.                    4,951                          64
  Vintage Petroleum, Inc.                      5,631                          64
* Price Communications Corp.                   4,917                          63
  Black Box Corp.                              1,753                          63
  Centex Construction Products, Inc.           1,582                          63
  Casey's General Stores, Inc.                 4,478                          63
* Ask Jeeves, Inc.                             4,605                          63
* Integra LifeSciences Holdings                2,400                          63
* IGEN International, Inc.                     2,014                          63
* ProQuest Co.                                 2,451                          63
  Empire District Electric Co.                 2,904                          63
* Imagistics International Inc.                2,447                          63
  Parkway Properties Inc. REIT                 1,500                          63
* CorVel Corp.                                 1,752                          63
  Baldor Electric Co.                          3,061                          63
  Central Pacific Financial Co.                2,276                          63
  Lennox International Inc.                    4,884                          63
* Hain Celestial Group, Inc.                   3,924                          63
* Grey Wolf, Inc.                             15,529                          63
* Echelon Corp.                                4,549                          63
* S&K Famous Brands Inc.                       4,167                          63
* Western Wireless Corp. Class A               5,415                          62
* Vignette Corp.                              29,966                          62
* EGL, Inc.                                    4,090                          62
  Harleysville Group, Inc.                     2,700                          62
* Silgan Holdings, Inc.                        1,986                          62
* Photronics Inc.                              3,560                          62
* Genesis Health Ventures, Inc.                3,519                          62
  Reliance Steel & Aluminum Co.                3,000                          62
* Progress Software Corp.                      2,991                          62
  Wabtec Corp.                                 4,454                          62
* FormFactor Inc.                              3,500                          62
  Riviana Foods, Inc.                          2,297                          62
* Rogers Corp.                                 1,855                          62
* Atlantic Coast Airlines Holdings Inc.        4,572                          62
* OSI Pharmaceuticals, Inc.                    1,914                          62
  The Laclede Group, Inc.                      2,300                          62
* United Surgical Partners
    International, Inc.                        2,725                          62
* Inveresk Research Group Inc.                 3,400                          62
* Insight Communications Co., Inc.             4,648                          61
* Ryan's Family Steak Houses, Inc.             4,362                          61
* US Oncology, Inc.                            8,255                          61
  FBL Financial Group, Inc. Class A            3,027                          61
* William Lyon Homes, Inc.                     1,914                          61
  Allegheny Technologies Inc.                  9,236                          61
  Otter Tail Corp.                             2,258                          61
* Tanox, Inc.                                  3,794                          61
* Too Inc.                                     3,006                          61
* Enzo Biochem, Inc.                           2,828                          61
  Northwest Natural Gas Co.                    2,233                          61
  Sovran Self Storage, Inc. REIT               1,930                          61
* Remec, Inc.                                  8,730                          61
  BankAtlantic Bancorp, Inc. Class A           5,101                          61
  Kramont Realty Trust REIT                    3,672                          61
* SEACOR SMIT Inc.                             1,659                          61
  Cubic Corp.                                  2,724                          61
  Landry's Restaurants, Inc.                   2,563                          60
* Internet Security Systems, Inc.              4,172                          60
* American Italian Pasta Co.                   1,451                          60
* The Children's Place
    Retail Stores, Inc.                        3,043                          60
* Credence Systems Corp.                       7,127                          60
* Haemonetics Corp.                            3,228                          60
* Navigators Group, Inc.                       2,024                          60
* Trimble Navigation Ltd.                      2,631                          60
* Synalloy Corp.                              11,095                          60
  First Financial Corp. (IN)                   1,138                          60
  Provident Bankshares Corp.                   2,364                          60
* CUNO Inc.                                    1,660                          60
* DutchFork Bancshares, Inc.                   1,859                          60
  Zenith National Insurance Corp.              2,101                          60
* Triarc Cos., Inc. Class A                    1,994                          60
* Aztar Corp.                                  3,711                          60
* Offshore Logistics, Inc.                     2,748                          60
* Quicksilver Resources, Inc.                  2,494                          60
* Maxygen Inc.                                 5,441                          60
* Maguire Properties, Inc. REIT                3,100                          60
* Symyx Technologies, Inc.                     3,656                          60
* Steel Dynamics, Inc.                         4,355                          60
* Artisan Components, Inc.                     2,636                          60
  United Fire & Casualty Co.                   1,830                          59
* Gaylord Entertainment Co. Class A            3,031                          59
* Nektar Therapeutics                          6,424                          59
* EMCOR Group, Inc.                            1,200                          59
  First Sentinel Bancorp Inc.                  3,704                          59
* Digital Insight Corp.                        3,101                          59
* Pinnacle Systems, Inc.                       5,519                          59
* La Quinta Corp. REIT                        13,701                          59
* CommScope, Inc.                              6,212                          59
* Alaska Air Group, Inc.                       2,745                          59
* Adolor Corp.                                 4,784                          59

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
  Engineered Support Systems, Inc.             1,400             $            59
* International Multifoods Corp.               2,555                          59
* Plexus Corp.                                 5,074                          59
  Holly Corp.                                  2,118                          58
* A.C. Moore Arts & Crafts, Inc.               2,914                          58
  Massbank Corp.                               1,613                          58
  Penn Virginia Corp.                          1,356                          58
  Hooper Holmes, Inc.                          9,039                          58
  NDCHealth Corp.                              3,170                          58
* Sola International Inc.                      3,342                          58
  Anchor Bancorp Wisconsin Inc.                2,434                          58
* TransMontaigne Inc.                          8,959                          58
* Stage Stores, Inc.                           2,465                          58
  Tecumseh Products Co. Class A                1,512                          58
* Kenneth Cole Productions, Inc.               2,972                          58
* Electronics Boutique Holdings Corp.          2,500                          58
  RFS Hotel Investors, Inc. REIT               4,687                          58
  Kimball International, Inc. Class B          3,691                          58
  Waypoint Financial Corp.                     3,189                          58
* Kyphon Inc.                                  3,800                          57
* Teledyne Technologies, Inc.                  4,382                          57
  Kaydon Corp.                                 2,757                          57
* Biosite Inc.                                 1,191                          57
  Georgia Gulf Corp.                           2,891                          57
  Koger Equity, Inc. REIT                      3,321                          57
* Credit Acceptance Corp.                      5,666                          57
* Radio One, Inc.                              3,200                          57
  Redwood Trust, Inc. REIT                     1,431                          57
  Arkansas Best Corp.                          2,400                          57
* Yellow Corp.                                 2,466                          57
* Digene Corp.                                 2,094                          57
* Thomas Nelson, Inc.                          4,561                          57
* Wright Medical Group, Inc.                   3,000                          57
* First Federal Financial Corp.                1,615                          57
  The Manitowoc Co., Inc.                      2,555                          57
* Newpark Resources, Inc.                     10,383                          57
  Oxford Industries, Inc.                      1,370                          57
* The Advisory Board Co.                       1,400                          57
* General Maritime Corp.                       5,580                          57
* Wynn Resorts Ltd.                            3,200                          57
* Magma Design Automation, Inc.                3,300                          57
* Tejon Ranch Co.                              1,877                          56
* J. Jill Group, Inc.                          3,348                          56
* Ultratech, Inc.                              3,048                          56
  Cato Corp. Class A                           2,672                          56
* Global Industries Ltd.                      11,658                          56
  Longs Drug Stores, Inc.                      3,382                          56
* Gartner, Inc. Class B                        7,479                          56
  H.B. Fuller Co.                              2,546                          56
  National Presto Industries, Inc.             1,774                          56
* Microsemi Corp.                              3,500                          56
* The Wet Seal, Inc. Class A                   5,243                          56
* Zoll Medical Corp.                           1,668                          56
  Tanger Factory Outlet Centers,
    Inc. REIT                                  1,692                          56
* Closure Medical Corp.                        2,964                          56
  Harbor Florida Bancshares, Inc.              2,335                          56
  UIL Holdings Corp.                           1,379                          56
* Alexander's, Inc. REIT                         669                          56
* Allen Telecom Inc.                           3,378                          56
  Texas Industries, Inc.                       2,341                          56
* Insituform Technologies Inc. Class A         3,150                          56
* Helen of Troy Ltd.                           3,672                          56
* Helen of Troy Ltd.                           3,672                          56
* Actuant Corp.                                1,176                          56
* Axcelis Technologies, Inc.                   9,074                          56
  Mine Safety Appliances Co.                   1,272                          55
* Lone Star Technologies, Inc.                 2,616                          55
  Stewart & Stevenson Services, Inc.           3,513                          55
  Action Performance Cos., Inc.                2,909                          55
* TriPath Imaging, Inc.                        8,089                          55
  NBT Bancorp, Inc.                            2,847                          55
* CompuCredit Corp.                            4,532                          55
* Wabash National Corp.                        3,919                          55
  Blockbuster Inc. Class A                     3,257                          55
  Getty Realty Holding Corp. REIT              2,451                          55
* Charming Shoppes, Inc.                      11,006                          55
  F & M Bancorp                                1,109                          55
* URS Corp.                                    2,809                          55
* Guess ?, Inc.                                9,099                          55
* Cyberonics, Inc.                             2,538                          55
* Sotheby's Holdings Class A                   7,337                          55
  Libbey, Inc.                                 2,404                          55
* Advanced Medical Optics, Inc.                3,198                          55
  Sterling Bancshares, Inc.                    4,166                          54
* Syntel, Inc.                                 3,463                          54
  NACCO Industries, Inc. Class A                 924                          54
  Franklin Electric, Inc.                        978                          54
* Sierra Pacific Resources                     9,150                          54
* InVision Technologies, Inc.                  2,164                          54
* Handleman Co.                                3,392                          54
  G & K Services, Inc. Class A                 1,833                          54
  First Federal Capital Corp.                  2,727                          54
* LendingTree, Inc.                            2,203                          54
* Applica Inc.                                 6,344                          54
* Micromuse Inc.                               6,747                          54
  Watsco, Inc.                                 3,253                          54
  Universal Health Realty Income REIT          1,994                          54
* The Warnaco Group, Inc.                      4,000                          54
* SPS Technologies, Inc.                       1,989                          54
* Six Flags, Inc.                              7,923                          54
* Aeroflex, Inc.                               6,936                          54
* Extreme Networks, Inc.                      10,124                          54
* aQuantive, Inc.                              5,110                          54
* The Gymboree Corp.                           3,192                          54

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* CSK Auto Corp.                               3,706             $            54
* TBC Corp.                                    2,811                          54
* WebEx Communications, Inc.                   3,829                          53
  Vital Signs, Inc.                            2,057                          53
  Standard Commercial Tobacco Co.              3,140                          53
* ValueClick, Inc.                             8,837                          53
* Energy Partners, Ltd.                        4,608                          53
  Harleysville National Corp.                  1,966                          53
  Anthracite Capital Inc. REIT                 4,411                          53
  Gorman-Rupp Co.                              2,212                          53
* Kensey Nash Corp.                            2,028                          53
  Atlantic Tele-Network, Inc.                  2,380                          53
* Corvis Corp.                                35,365                          53
* BioMarin Pharmaceutical Inc.                 5,435                          53
  Equity Inns, Inc. REIT                       7,682                          53
* Palm, Inc.                                   3,252                          53
  Frontier Oil Corp.                           3,476                          53
* DSP Group Inc.                               2,453                          53
* j2 Global Communications, Inc.               1,148                          53
  Kansas City Life Insurance Co.               1,231                          53
* eSPEED, Inc. Class A                         2,667                          53
  Cambrex Corp.                                2,289                          53
* The Sports Authority, Inc.                   4,924                          53
  Millennium Chemicals, Inc.                   5,540                          53
  The Marcus Corp.                             3,516                          53
* Advanced Energy Industries, Inc.             3,687                          53
* Meritage Corp.                               1,066                          53
  Longview Fibre Co.                           6,400                          52
* Molecular Devices Corp.                      3,294                          52
  Presidential Life Corp.                      3,711                          52
  First Charter Corp.                          3,003                          52
* SurModics, Inc.                              1,711                          52
* Unifi, Inc.                                  8,414                          52
* PAREXEL International Corp.                  3,738                          52
  Crown American Realty Trust REIT             4,835                          52
* BankUnited Financial Corp.                   2,577                          52
* Argosy Gaming Co.                            2,479                          52
* Technitrol, Inc.                             3,443                          52
* Lin TV Corp.                                 2,200                          52
* Advent Software, Inc.                        3,040                          51
  Southern Peru Copper Corp.                   3,353                          51
* RailAmerica, Inc.                            6,070                          51
  Glenborough Realty Trust, Inc. REIT          2,672                          51
  Correctional Properties Trust REIT           1,826                          51
* Medarex, Inc.                                7,745                          51
  A. Schulman Inc.                             3,174                          51
* eResearch Technology, Inc.                   2,300                          51
* TriQuint Semiconductor, Inc.                12,226                          51
* Fleetwood Enterprises, Inc.                  6,842                          51
* Informatica Corp.                            7,308                          50
* Boca Resorts, Inc. Class A                   3,883                          50
  Interstate Bakeries Corp.                    3,974                          50
* ESS Technology, Inc.                         5,175                          50
  Westbanco Inc.                               2,076                          50
  Russell Corp.                                2,654                          50
* Rainbow Technologies, Inc.                   5,989                          50
* Atwood Oceanics, Inc.                        1,854                          50
  Schweitzer-Mauduit
    International, Inc.                        2,085                          50
  Community Bank System, Inc.                  1,324                          50
* Insight Enterprises, Inc.                    4,991                          50
* Cross Country Healthcare, Inc.               3,800                          50
* Ciber, Inc.                                  7,113                          50
* Champion Enterprises, Inc.                   9,638                          50
  K-Swiss, Inc.                                1,444                          50
* Movie Gallery, Inc.                          2,700                          50
* Agile Software Corp.                         5,155                          50
* Buckeye Technology, Inc.                     7,299                          50
  Bassett Furniture Industries, Inc.           3,735                          50
* Keynote Systems Inc.                         4,729                          50
* LTX Corp.                                    5,744                          50
* Midas Inc.                                   4,085                          50
* UnitedGlobalCom Inc. Class A                 9,565                          49
* Electro Scientific Industries, Inc.          3,259                          49
  Community Trust Bancorp Inc.                 1,888                          49
* Nuevo Energy Co.                             2,826                          49
* Tradestation Group Inc.                      4,806                          49
  Blair Corp.                                  2,219                          49
* KCS Energy, Inc.                             9,133                          49
* Spanish Broadcasting System, Inc.            6,039                          49
* Intuitive Surgical, Inc.                     6,488                          49
* NetRatings, Inc.                             5,380                          49
* CDI Corp.                                    1,894                          49
* Wesco International, Inc.                    8,191                          49
  Innkeepers USA Trust REIT                    7,221                          49
* Pozen Inc.                                   4,465                          49
* Province Healthcare Co.                      4,425                          49
* eFunds Corp.                                 4,242                          49
* Remington Oil & Gas Corp.                    2,658                          49
* The Dress Barn, Inc.                         3,854                          49
* Navigant Consulting, Inc.                    4,120                          49
  Hancock Fabrics, Inc.                        3,023                          49
* FuelCell Energy, Inc.                        5,960                          49
* Intermagnetics General Corp.                 2,460                          49
* CIMA Labs Inc.                               1,808                          49
* Aviall Inc.                                  4,273                          49
* Itron, Inc.                                  2,253                          49
  United National Bancorp                      1,758                          49
  CPI Corp.                                    2,745                          48
* W-H Energy Services, Inc.                    2,487                          48
* Albany Molecular Research, Inc.              3,206                          48
  Surewest Communications                      1,600                          48
* Esterline Technologies Corp.                 2,774                          48
* AMN Healthcare Services, Inc.                3,800                          48

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
  Charter Financial Corp.                      1,700             $            48
* CMGI Inc.                                   28,755                          48
* Zymogenetics, Inc.                           4,125                          48
* Impax Laboratories, Inc.                     4,000                          48
* Ditech Communications Corp.                  9,629                          48
  Great American Financial
    Resources, Inc.                            3,654                          48
* Indevus Pharmaceuticals, Inc.                7,669                          48
  SJW Corp.                                      561                          48
  Chesapeake Corp. of Virginia                 2,187                          48
* The Boyds Collection, Ltd.                  10,116                          48
* Enzon Pharmaceuticals, Inc.                  3,804                          48
* Papa John's International, Inc.              1,697                          48
* Beverly Enterprises, Inc.                   13,547                          47
* Dendrite International, Inc.                 3,681                          47
* ValueVision Media, Inc.                      3,477                          47
  Bryn Mawr Bank Corp.                         1,278                          47
* Photon Dynamics, Inc.                        1,713                          47
  AAR Corp.                                    6,694                          47
* Orthodontic Centers of America, Inc.         5,896                          47
* Bruker Daltonics, Inc.                       8,844                          47
* USI Holdings Corp.                           4,000                          47
  Boston Private Financial
  Holdings, Inc.                               2,231                          47
* Ameristar Casinos, Inc.                      2,200                          47
* Lydall, Inc.                                 4,377                          47
* Florida Banks, Inc.                          4,019                          47
  Impac Mortgage Holdings, Inc. REIT           2,800                          47
  EDO Corp.                                    2,640                          47
* Silicon Storage Technology, Inc.            11,150                          47
* Alaris Medical, Inc.                         3,600                          47
  Comm Bancorp, Inc.                           1,339                          47
* Shaw Group, Inc.                             3,862                          47
* Ulticom, Inc.                                4,897                          47
* Therasense, Inc.                             4,650                          47
  Greif Inc. Class A                           2,019                          46
* Noven Pharmaceuticals, Inc.                  4,523                          46
  CTS Corp.                                    4,421                          46
* TETRA Technologies, Inc.                     1,557                          46
* Exelixis, Inc.                               6,633                          46
* NetFlix.com, Inc.                            1,800                          46
* Jones Lang Lasalle Inc.                      2,908                          46
* Centennial Communications Corp.
    Class A                                   11,480                          46
* Startek, Inc.                                1,746                          46
* Charles River Associates Inc.                1,624                          46
  Wintrust Financial Corp.                     1,550                          46
* Select Comfort Corp.                         2,800                          46
* Ionics, Inc.                                 2,050                          46
* Bone Care International, Inc.                3,293                          46
* ShopKo Stores, Inc.                          3,520                          46
* Tularik, Inc.                                4,603                          46
  MTS Systems Corp.                            3,100                          46
* Denbury Resources, Inc.                      3,400                          46
  Arch Chemicals, Inc.                         2,388                          46
* Coldwater Creek Inc.                         3,690                          45
* ArthroCare Corp.                             2,713                          45
* Jos. A. Bank Clothiers, Inc.                 1,360                          45
* Quaker City Bancorp, Inc.                    1,107                          45
  FNB Financial Services Corp.                 2,278                          45
  C & D Technologies, Inc.                     3,149                          45
* Mesa Air Group Inc.                          5,647                          45
* Anaren, Inc.                                 4,821                          45
* The Great Atlantic &
    Pacific Tea Co., Inc.                      5,133                          45
  Mid-State Bancshares                         2,287                          45
  Alamo Group, Inc.                            3,694                          45
* Scientific Games Corp.                       4,796                          45
  Roadway Corp.                                1,578                          45
* Stifel Financial Corp.                       3,732                          45
  RPC Inc.                                     4,091                          45
  First Source Corp.                           2,422                          45
  Pennsylvania REIT                            1,500                          45
* Pegasus Solutions Inc.                       2,764                          45
* Pixelworks, Inc.                             7,556                          45
  HMN Financial, Inc.                          2,313                          45
* Drugstore.com, Inc.                          7,678                          45
  PFF Bancorp, Inc.                            1,160                          45
* Powerwave Technologies, Inc.                 7,139                          45
* webMethods, Inc.                             5,497                          45
  Superior Uniform Group, Inc.                 3,993                          45
  Great Southern Bancorp, Inc.                 1,156                          45
  American Land Lease, Inc. REIT               2,651                          45
  The Standard Register Co.                    2,700                          44
* Packeteer, Inc.                              2,854                          44
* Ixia                                         6,893                          44
  Capital Bank Corp.                           2,969                          44
* NCO Group, Inc.                              2,470                          44
* Steak n Shake Co.                            2,900                          44
* Ocwen Financial Corp.                        9,737                          44
* Korn/Ferry International                     5,453                          44
* Lexar Media, Inc.                            4,623                          44
  Churchill Downs, Inc.                        1,151                          44
* AFC Enterprises, Inc.                        2,711                          44
* Checkpoint Systems, Inc.                     3,110                          44
* Consolidated Graphics, Inc.                  1,921                          44
* Lifeway Foods, Inc.                          5,527                          44
* Playtex Products, Inc.                       6,835                          44
* Infonet Services Corp.                      27,586                          44
  Riggs National Corp.                         2,878                          44
  Town & Country Trust REIT                    1,884                          44
* Sinclair Broadcast Group, Inc.               3,767                          44
* Clayton Williams Energy, Inc.                2,369                          44
  Oriental Financial Group Inc.                1,702                          44

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Regeneration Technologies, Inc.              3,290             $            44
* First Republic Bank                          1,641                          44
* American Physicians Capital, Inc.            1,800                          44
* Petrocorp, Inc.                              3,914                          44
* Shuffle Master, Inc.                         1,484                          44
* Audiovox Corp.                               3,890                          44
* Brooks Automation, Inc.                      3,832                          43
  Suffolk Bancorp                              1,348                          43
  Gray Television, Inc.                        3,500                          43
* Footstar Inc.                                3,337                          43
* Wilson Greatbatch Technologies, Inc.         1,200                          43
* InfoSpace, Inc.                              3,189                          43
  Ampco-Pittsburgh Corp.                       3,229                          43
* Integrated Silicon Solution, Inc.            6,233                          43
* Silicon Image, Inc.                          7,742                          43
  Advanced Marketing Services                  3,322                          43
  California Independent Bancorp               1,489                          43
* Stewart Enterprises, Inc. Class A           10,041                          43
  Independent Bank Corp. (MA)                  1,909                          43
* Ventiv Health, Inc.                         10,512                          43
  First Place Financial Corp.                  2,489                          43
* infoUSA Inc.                                 5,316                          43
  Schnitzer Steel Industries, Inc.
    Class A                                      975                          43
  Woodward Governor Co.                        1,000                          43
* Per-Se Technologies, Inc.                    3,825                          43
* i2 Technologies, Inc.                       42,922                          43
  Berry Petroleum Class A                      2,385                          43
  Aquila, Inc.                                16,582                          43
  Movado Group, Inc.                           1,962                          43
* McDermott International, Inc.                6,735                          43
* bebe stores, inc                             2,228                          43
* Kadant Inc.                                  2,272                          43
  BNP Residential Properties, Inc. REIT        3,944                          43
  Umpqua Holdings Corp.                        2,240                          43
* Financial Federal Corp.                      1,743                          43
* Dril-Quip, Inc.                              2,328                          42
* Benihana Inc. Class A                        3,209                          42
  Connecticut Water Services, Inc.             1,656                          42
* InterMune Inc.                               2,625                          42
  First Financial Holdings, Inc.               1,562                          42
* Dollar Thrifty Automotive Group, Inc.        2,267                          42
* OraSure Technologies, Inc.                   5,632                          42
* Inet Technologies, Inc.                      4,212                          42
* Artesyn Technologies, Inc.                   7,485                          42
  Commercial Metals Co.                        2,354                          42
  Belden, Inc.                                 2,633                          42
* IXYS Corp.                                   5,247                          42
* CoStar Group, Inc.                           1,400                          42
* Mesaba Holdings, Inc.                        6,775                          42
* Stratex Networks, Inc.                      13,062                          42
* ANSYS, Inc.                                  1,344                          42
  First Midwest Financial, Inc.                2,249                          42
* Plug Power, Inc.                             8,936                          42
* Lifeline Systems, Inc.                       1,467                          42
  Todd Shipyards Corp.                         2,530                          41
* Arris Group Inc.                             8,355                          41
* Leapfrog Enterprises, Inc.                   1,300                          41
  Hudson River Bancorp. Inc.                   1,480                          41
  Corporate Office Properties
    Trust, Inc. REIT                           2,440                          41
* Duane Reade Inc.                             2,800                          41
  Steelcase Inc.                               3,510                          41
  Pilgrim's Pride Corp.                        4,258                          41
* American Medical Security
  Group, Inc.                                  2,153                          41
* Input/Output, Inc.                           7,642                          41
* Centillium Communications, Inc.              4,148                          41
* NCI Building Systems, Inc.                   2,460                          41
* Trammell Crow Co.                            3,872                          41
  Advanta Corp. Class A                        4,170                          41
  First Indiana Corp.                          2,391                          41
  Gold Banc Corp., Inc.                        3,888                          41
* Aether Systems, Inc.                         8,337                          41
  Alico, Inc.                                  1,654                          41
* Axsys Technologies, Inc.                     4,236                          41
* Harmonic, Inc.                              10,033                          41
* Chiquita Brands International, Inc.          2,816                          41
  Coachmen Industries, Inc.                    3,415                          41
  First Community Bancorp                      1,300                          41
  Capital City Bank Group, Inc.                1,125                          41
  Central Vermont Public
    Service Corp.                              2,082                          41
* American Pharmaceuticals
    Partners, Inc.                             1,200                          41
  Glacier Bancorp, Inc.                        1,650                          41
  Central Parking Corp.                        3,284                          41
  CB Bancshares Inc. (HI)                        653                          41
* Bel Fuse, Inc. Class A                       1,977                          41
* DuPont Photomasks, Inc.                      2,152                          41
* Pre-Paid Legal Services, Inc.                1,650                          40
  Angelica Corp.                               2,387                          40
  Wayne Savings Bancshares, Inc.               2,973                          40
* Openwave Systems Inc.                       20,683                          40
  Pulitzer, Inc.                                 816                          40
* K2 Inc.                                      3,291                          40
* Spherix Inc.                                 5,719                          40
* PEC Solutions, Inc.                          2,500                          40
* FileNET Corp.                                2,230                          40
  United Mobile Homes, Inc. REIT               2,648                          40
  St. Francis Capital Corp.                    1,380                          40
  Brookfield Homes Corp.                       2,600                          40
* F5 Networks, Inc.                            2,378                          40
  OM Group, Inc.                               2,720                          40

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Vail Resorts Inc.                            2,972             $            40
  Lone Star Steakhouse & Saloon, Inc.          1,837                          40
  Watts Industries Class A                     2,238                          40
* Kos Pharmaceuticals, Inc.                    1,700                          40
  Bowne & Co., Inc.                            3,062                          40
* Sapient Corp.                               14,387                          40
* Littelfuse, Inc.                             1,782                          40
  Maine Public Service Co.                     1,224                          40
* Oak Technology, Inc.                         6,393                          40
* Cirrus Logic                                 9,805                          39
* Lakes Entertainment, Inc.                    4,931                          39
* Mykrolis Corp.                               3,881                          39
  Barnes Group, Inc.                           1,809                          39
  Winston Hotels, Inc. REIT                    4,818                          39
* Spherion Corp.                               5,660                          39
* Vicuron Pharmaceuticals Inc.                 2,766                          39
  MFA Mortgage Investments,
  Inc. REIT                                    3,900                          39
* Forrester Research, Inc.                     2,390                          39
* Local Financial Corp.                        2,702                          39
* SOURCECORP, Inc.                             1,805                          39
* Wellsford Real Properties Inc.               2,526                          39
* Chalone Wine Group Ltd.                      5,001                          39
  Wellman, Inc.                                3,463                          39
* GameStop Corp.                               3,000                          39
* Transaction Systems Architects, Inc.         4,310                          39
  Seacoast Financial Services Corp.            1,949                          39
* Plains Resources Inc.                        2,727                          39
  Independent Bank Corp. (MI)                  1,500                          39
* Kopin Corp.                                  6,294                          39
  Patriot Bank Corp.                           2,137                          38
  Talx Corp.                                   1,700                          38
* Swift Energy Co.                             3,491                          38
* National Dentex Corp.                        1,877                          38
* America West Holdings Corp.
    Class B                                    5,645                          38
* Stratus Properties Inc.                      4,099                          38
* Power Integrations, Inc.                     1,575                          38
  First Merchants Corp.                        1,575                          38
* The Topps Co., Inc.                          4,456                          38
* WMS Industries, Inc.                         2,455                          38
* California Pizza Kitchen, Inc.               1,779                          38
* Transkaryotic Therapies, Inc.                3,314                          38
* Cell Therapeutics, Inc.                      3,930                          38
  Associated Estates Realty Corp. REIT         5,813                          38
* Cole National Corp. Class A                  3,050                          38
  Cash America International Inc.              2,888                          38
* 1-800-FLOWERS.COM, Inc.                      4,632                          38
  Interchange Financial Services Corp.         1,925                          38
  PolyOne Corp.                                8,571                          38
  Lindsay Manufacturing Co.                    1,642                          38
* Penwest Pharmaceuticals Co.                  1,563                          38
* RehabCare Group, Inc.                        2,600                          38
* Kindred Healthcare, Inc.                     2,132                          38
* Bright Horizons Family Solutions, Inc.       1,133                          38
* Isle of Capri Casinos, Inc.                  2,300                          38
* Coinstar, Inc.                               2,013                          38
  LTC Properties, Inc. REIT                    3,970                          38
* World Acceptance Corp.                       2,327                          38
* SonicWALL, Inc.                              7,891                          38
* Cable Design Technologies Corp.              5,292                          38
* OPNET Technologies, Inc.                     3,104                          38
  UniFirst Corp.                               1,726                          38
* Radiant Systems, Inc.                        5,607                          38
* Gardner Denver Inc.                          1,847                          38
* Clark, Inc.                                  3,160                          38
* PC Connection, Inc.                          5,548                          38
  Middlesex Water Co.                          1,530                          38
* Safeguard Scientifics, Inc.                 13,946                          38
  Dover Downs Gaming &
    Entertainment, Inc.                        4,067                          38
  Crawford & Co. Class B                       7,625                          37
* Young Broadcasting Inc.                      1,770                          37
* The TriZetto Group, Inc.                     6,192                          37
  TF Financial Corp.                           1,216                          37
* SciClone Pharmaceuticals, Inc.               4,366                          37
* Omnova Solutions Inc.                        9,233                          37
* Titanium Metals Corp.                        1,161                          37
* Avatar Holding, Inc.                         1,234                          37
* Aspect Medical Systems, Inc.                 5,048                          37
* Boston Beer Co., Inc. Class A                2,586                          37
  The Nautilus Group, Inc.                     3,000                          37
  World Fuel Services Corp.                    1,511                          37
* Atrix Laboratories, Inc.                     1,686                          37
* A.M. Castle & Co.                            5,620                          37
* Triton PCS, Inc.                             7,286                          37
* Encore Wire Corp.                            3,867                          37
  First South Bancorp, Inc.                    1,104                          37
* Ventana Medical Systems, Inc.                1,349                          37
  Resource America, Inc.                       3,534                          37
  Carpenter Technology Corp.                   2,340                          37
  National Penn Bancshares Inc.                1,300                          37
* Opsware, Inc.                                9,072                          36
  Meridian Bioscience Inc.                     3,994                          36
* Westell Technologies, Inc.                   4,201                          36
* Telular Corp.                                7,539                          36
  BancFirst Corp.                                700                          36
* FalconStor Software, Inc.                    5,418                          36
* Specialty Laboratories, Inc.                 3,533                          36
  FelCor Lodging Trust, Inc. REIT              4,608                          36
* MICROS Systems, Inc.                         1,094                          36
  First Keystone Financial, Inc.               1,597                          36
* Time Warner Telecom Inc.                     5,653                          36
* Alexion Pharmaceuticals, Inc.                2,112                          36

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* CONMED Corp.                                 1,972             $            36
  Interface, Inc.                              7,727                          36
* ViaSat, Inc.                                 2,500                          36
* I-STAT Corp.                                 3,987                          36
  Washington Trust Bancorp, Inc.               1,558                          36
* Systems & Computer
    Technology Corp.                           3,975                          36
  Material Sciences Corp.                      3,688                          36
* Learning Tree International, Inc.            2,288                          36
* Kulicke & Soffa Industries, Inc.             5,595                          36
  Helix Technology Corp.                       2,701                          36
* Petroleum Helicopters, Inc.                  1,185                          36
* Jacuzzi Brands, Inc.                         6,753                          36
* Maxim Pharmaceuticals, Inc.                  6,204                          36
* GrafTech International Ltd.                  6,542                          36
* Pathmark Stores, Inc.                        4,660                          36
* Alliance Imaging, Inc.                       8,100                          36
  R & G Financial Corp. Class B                1,200                          36
  Stanley Furniture Co., Inc.                  1,300                          36
* Cubist Pharmaceuticals, Inc.                 3,337                          36
* New Focus, Inc.                              9,496                          36
* Concerto Software Inc.                       3,857                          35
* USANA Health Sciences, Inc.                    800                          35
  Hopfed Bancorp, Inc.                         2,205                          35
* AK Steel Corp.                               9,745                          35
* SonoSite, Inc.                               1,762                          35
* Labor Ready, Inc.                            4,896                          35
* Strattec Security Corp.                        658                          35
* The Buckle, Inc.                             1,819                          35
* Datastream Systems, Inc.                     3,299                          35
* Mercury Computer Systems, Inc.               1,921                          35
* Armor Holdings, Inc.                         2,600                          35
* Antigenics, Inc.                             3,021                          35
  Cadmus Communications                        3,914                          35
* Corixa Corp.                                 4,497                          35
* Atari, Inc.                                  7,811                          35
  West Coast Bancorp                           1,908                          35
* CKE Restaurants Inc.                         6,189                          35
  GBC Bancorp                                    900                          35
* JDA Software Group, Inc.                     3,088                          35
* Shoe Carnival, Inc.                          2,340                          35
* Teletech Holdings Inc.                       8,151                          34
* O'Charley's Inc.                             1,600                          34
  The Stride Rite Corp.                        3,457                          34
  Peoples Holding Co.                            777                          34
* Layne Christensen Co.                        4,256                          34
* Portfolio Recovery Associates, Inc.          1,100                          34
* 1-800 CONTACTS, Inc.                         1,400                          34
  Inter-Tel, Inc.                              1,614                          34
* Talk America Holdings, Inc.                  3,135                          34
* Cell Genesys, Inc.                           3,948                          34
  Curtiss-Wright Corp. Class B                   547                          34
* UTStarcom, Inc.                                958                          34
* PRG-Schultz International, Inc.              5,772                          34
* SPSS, Inc.                                   2,031                          34
* EMS Technologies, Inc.                       2,599                          34
  Green Mountain Power Corp.                   1,699                          34
* Wackenhut Corrections Corp.                  2,477                          34
  Omega Financial Corp.                          992                          34
  Phillips-Van Heusen Corp.                    2,489                          34
  Anworth Mortgage Asset
    Corp. REIT                                 2,200                          34
* E.piphany Inc.                               6,636                          34
  WSFS Financial Corp.                           882                          34
  CFS Bancorp, Inc.                            2,400                          34
* Symmetricom Inc.                             7,619                          34
* InterVoice, Inc.                             6,769                          33
  Myers Industries, Inc.                       3,513                          33
  MCG Capital Corp.                            2,300                          33
* Gulfmark Offshore, Inc.                      1,972                          33
  Farmer Brothers, Inc.                           98                          33
* Old Dominion Freight Line, Inc.              1,536                          33
* Regent Communications, Inc.                  5,607                          33
* Isis Pharmaceuticals, Inc.                   6,225                          33
  OceanFirst Financial Corp.                   1,349                          33
  CIRCOR International, Inc.                   1,846                          33
* Ciphergen Biosystems, Inc.                   3,206                          33
* Water Pik Technologies, Inc.                 4,229                          33
* PRAECIS Pharmaceuticals Inc.                 6,704                          33
* Manugistics Group, Inc.                      7,983                          33
* Steven Madden, Ltd.                          1,500                          33
  Ryerson Tull, Inc.                           3,730                          33
  Arrow Financial Corp.                          981                          33
  Roto-Rooter, Inc.                              857                          33
* Veritas DGC Inc.                             2,845                          33
* Myriad Genetics, Inc.                        2,400                          33
* Gene Logic Inc.                              5,467                          33
  Met-Pro Corp.                                2,255                          33
  Apogee Enterprises, Inc.                     3,608                          33
* Callon Petroleum Co.                         4,566                          33
  U.S.B. Holding Co., Inc.                     1,831                          33
  Bank Mutual Corp.                            1,000                          33
* Orbital Sciences Corp.                       4,451                          32
* Diversa Corp.                                3,302                          32
  Community Banks, Inc.                        1,090                          32
* Trans World Entertainment Corp.              6,331                          32
  Lance, Inc.                                  3,549                          32
  Ziegler Cos., Inc.                           2,124                          32
* Bay View Capital Corp.                       5,600                          32
* Primus Telecommunications
    Group, Inc.                                6,270                          32
* General Binding Corp.                        2,685                          32
* Parker Drilling Co.                         11,063                          32
* Prime Hospitality Corp.                      4,794                          32

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Sterling Financial Corp. (Spokane)           1,320             $            32
  General Cable Corp.                          5,952                          32
* Hologic, Inc.                                2,438                          32
  Curtiss-Wright Corp.                           508                          32
* Administaff, Inc.                            3,104                          32
* ActivCard Corp.                              3,400                          32
* Nabi Biopharmaceuticals                      4,658                          32
* Savient Pharmaceuticals Inc.                 6,883                          32
* School Specialty, Inc.                       1,122                          32
* Jo-Ann Stores, Inc. Class A                  1,261                          32
* Paxar Corp.                                  2,900                          32
  Texas Genco Holdings, Inc.                   1,372                          32
* Stillwater Mining Co.                        6,179                          32
* Maxxam Inc.                                  2,190                          32
* Lexicon Genetics Inc.                        4,729                          32
  Flushing Financial Corp.                     1,428                          32
* Sykes Enterprises, Inc.                      6,471                          32
* ON Semiconductor Corp.                      11,710                          32
* VistaCare, Inc.                              1,300                          32
* Dave & Busters, Inc.                         2,897                          32
* Immunomedics Inc.                            5,002                          32
* Mapics Inc.                                  3,848                          32
  Midwest Banc Holdings, Inc.                  1,620                          31
* Pericom Semiconductor Corp.                  3,380                          31
* Serologicals Corp.                           2,300                          31
  Medallion Financial Corp.                    4,472                          31
* Websense, Inc.                               2,000                          31
  NYMAGIC, Inc.                                1,545                          31
  McMoRan Exploration Co.                      2,795                          31
* Epicor Software Corp.                        5,197                          31
  Methode Electronics, Inc. Class A            2,893                          31
* MatrixOne, Inc.                              5,418                          31
  Sizeler Property Investors, Inc. REIT        3,028                          31
* MRO Software Inc.                            3,596                          31
* Revlon, Inc. Class A                        10,328                          31
* Digitas Inc.                                 6,238                          31
* Secure Computing Corp.                       3,540                          31
* Wind River Systems Inc.                      8,095                          31
  Columbia Banking System, Inc.                1,718                          31
* SupportSoft, Inc.                            4,741                          31
  BCSB Bankcorp, Inc.                          2,051                          31
* MicroStrategy Inc.                             843                          31
* CuraGen Corp.                                5,529                          31
* PICO Holdings, Inc.                          2,356                          31
* Accredited Home Lenders
    Holding Co.                                1,560                          31
* Retek Inc.                                   4,775                          31
* AAON, Inc.                                   1,650                          31
* Immucor Inc.                                 1,402                          31
* Integrated Electrical Services, Inc.         4,211                          31
  Pioneer Standard Electronics Inc.            3,591                          30
* Caraustar Industries, Inc.                   3,795                          30
* Salem Communications Corp.                   1,500                          30
* Tollgrade Communications, Inc.               1,609                          30
  Penford Corp.                                2,685                          30
* Century Business Services, Inc.              9,173                          30
* M&F Worldwide Corp.                          4,122                          30
* IDT Corp.                                    1,658                          30
* Insignia Financial Group, Inc.               2,670                          30
* ePlus Inc.                                   2,783                          30
* Friendly Ice Cream Corp.                     4,682                          30
* Curative Health Services Inc.                1,739                          30
* Saxon Capital Inc.                           1,700                          30
* MemberWorks, Inc.                            1,494                          30
* Stein Mart, Inc.                             4,922                          29
  Century Bancorp, Inc. Class A                  990                          29
* Plains Exploration & Production Co.          2,727                          29
* Hawthorne Financial Corp.                      848                          29
* Avanex Corp.                                 7,346                          29
* MRV Communications Inc.                     14,615                          29
* PharmaNetics, Inc.                           5,064                          29
  American Home Mortgage
    Holdings, Inc.                             1,500                          29
* PC-Tel, Inc.                                 2,475                          29
* Netscreen Technologies, Inc.                 1,300                          29
* Gentiva Health Services, Inc.                3,250                          29
* E-LOAN, Inc.                                 5,008                          29
* hi/fn, inc                                   3,266                          29
* Quality Systems, Inc.                        1,051                          29
  Fidelity Bankshares, Inc.                    1,300                          29
* PTEK Holdings, Inc.                          5,968                          29
* SafeNet, Inc.                                1,032                          29
* US Physical Therapy, Inc.                    2,300                          29
  Fedders Corp.                                9,386                          29
* Possis Medical Inc.                          2,100                          29
  Metris Cos., Inc.                            5,190                          29
* Concurrent Computer Corp.                    9,854                          29
* CardioDynamics International Corp.           8,432                          29
  First Bancorp (NC)                           1,108                          29
* Galyan's Trading Co.                         2,000                          29
* Identix, Inc.                                4,513                          29
* United PanAm Financial Corp.                 2,341                          29
* AMC Entertainment, Inc.                      2,500                          29
* California Amplifier, Inc.                   8,000                          29
* Hycor Biomedical Inc.                        6,163                          29
  JLG Industries, Inc.                         4,196                          29
* Incyte Corporation                           6,148                          29
  Coca-Cola Bottling Co.                         522                          29
  Oneida Ltd.                                  4,222                          28
* eCollege.com Inc.                            2,475                          28
* Merix Corp.                                  3,710                          28
* JAKKS Pacific, Inc.                          2,124                          28
  Nu Skin Enterprises, Inc.                    2,700                          28
* Veeco Instruments, Inc.                      1,654                          28

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Group 1 Software, Inc.                       1,536             $            28
  Unizan Financial Corp.                       1,600                          28
* Tower Automotive, Inc.                       7,675                          28
* Workflow Management, Inc.                    8,120                          28
* NYFIX, Inc.                                  4,410                          28
* PracticeWorks Inc.                           1,447                          28
* Pegasystems Inc.                             3,788                          28
  Wainwright Bank & Trust Co.                  2,764                          28
* Finisar Corp.                               17,994                          28
* Hector Communications Corp.                  2,219                          28
  Seacoast Banking Corp. of Florida            1,627                          28
  Brown Shoe Co., Inc.                           929                          28
* Crown Media Holdings, Inc.                   6,671                          28
* Kirkland's, Inc.                             1,700                          27
* Bally Total Fitness Holding Corp.            3,038                          27
* Interwoven, Inc.                            12,330                          27
* S1 Corp.                                     6,755                          27
* Vivus, Inc.                                  5,306                          27
* Rochester Medical Corp.                      2,716                          27
  AMCOL International Corp.                    3,408                          27
* Saga Communications, Inc.                    1,400                          27
* Digi International, Inc.                     4,721                          27
* Concord Communications, Inc.                 1,975                          27
  Capitol Bancorp Ltd.                         1,000                          27
* Candela Corp.                                2,346                          27
  Farmers Capital Bank Corp.                     846                          27
* BioSphere Medical Inc.                       4,500                          27
  Port Financial Corp.                           500                          27
* Gerber Scientific, Inc.                      4,036                          27
  Argonaut Group, Inc.                         2,177                          27
* Perry Ellis International Corp.              1,372                          27
* Multimedia Games Inc.                        1,050                          27
* Vicor Corp.                                  2,786                          27
* Impath, Inc.                                 1,890                          27
* Nashua Corp.                                 2,999                          27
* Actel Corp.                                  1,300                          27
* Bottomline Technologies, Inc.                3,300                          27
* SuperGen, Inc.                               4,928                          27
* Red Robin Gourmet Burgers                    1,400                          27
  American States Water Co.                      971                          27
* Entrust, Inc.                                8,998                          26
* TTM Technologies, Inc.                       5,634                          26
* SeaChange International, Inc.                2,765                          26
* Integrated Defense Technology, Inc.          1,700                          26
  L.S. Starrett Co. Class A                    2,036                          26
* Dendreon Corp.                               4,431                          26
  Jacksonville Bancorp, Inc.                     924                          26
* Verisity Ltd.                                2,200                          26
* Prima Energy Corp.                           1,258                          26
* Embarcadero Technologies, Inc.               3,748                          26
* FreeMarkets, Inc.                            3,766                          26
* ImmunoGen, Inc.                              6,130                          26
  Codorus Valley Bancorp, Inc.                 1,661                          26
* Aftermarket Technology Corp.                 2,469                          26
* Corvas International, Inc.                   9,571                          26
* MTC Technologies, Inc.                       1,100                          26
* EPIQ Systems, Inc.                           1,500                          26
* Insurance Auto Auctions, Inc.                2,048                          26
  Greater Community Bancorp                    1,669                          26
* Pinnacle Entertainment, Inc.                 3,777                          26
* IDT Corp. Class B                            1,458                          26
  Timberline Software Corp.                    4,550                          26
* Watson Wyatt & Co. Holdings                  1,100                          25
  Oil-Dri Corp. of America                     2,123                          25
  Solutia, Inc.                               11,686                          25
* Northwest Pipe Co.                           1,751                          25
* Presstek, Inc.                               4,073                          25
  Horizon Financial Corp.                      1,605                          25
* Conceptus, Inc.                              1,800                          25
  Gevity HR, Inc.                              2,138                          25
* InterCept, Inc.                              3,018                          25
* Digital River, Inc.                          1,304                          25
* Proxim Corp. Class A                        17,225                          25
* Giant Industries, Inc.                       4,210                          25
  Sandy Spring Bancorp, Inc.                     794                          25
* JNI Corp.                                    5,088                          25
* Encysive Pharmaceuticals, Inc.               5,223                          25
* Wiser Oil Co.                                4,352                          25
* Extended Systems Inc.                        6,414                          25
  Coastal Bancorp, Inc.                          879                          25
* Mobile Mini, Inc.                            1,523                          25
* Inspire Pharmaceuticals, Inc.                2,300                          25
* Prime Group Realty Trust REIT                4,282                          25
* Ace Cash Express, Inc.                       2,283                          25
* Alliance Semiconductor Corp.                 5,110                          25
* KVH Industries, Inc.                         1,000                          25
  Milacron Inc.                                5,055                          25
  Capstead Mortgage Corp. REIT                 2,186                          25
* Transmeta Corp.                             15,389                          25
* COMARCO, Inc.                                3,450                          24
  Second Bancorp, Inc.                           949                          24
* FindWhat.com                                 1,300                          24
* Torch Offshore, Inc.                         3,600                          24
  Dover Motorsports, Inc.                      5,954                          24
* Hi-Tech Pharmacal Co., Inc.                    600                          24
* Greka Energy Corp.                           4,211                          24
* Horizon Offshore, Inc.                       4,889                          24
* Casella Waste Systems, Inc.                  2,692                          24
* Verity, Inc.                                 1,918                          24
* Portal Software, Inc.                       12,134                          24
* PDF Solutions, Inc.                          2,100                          24
* General Communication, Inc.                  2,800                          24
  Simmons First National Corp.                 1,210                          24
* XOMA Ltd.                                    4,538                          24

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Interpore International                      1,900             $            24
  X-Rite Inc.                                  2,435                          24
* Tyler Technologies, Inc.                     5,666                          24
  First Federal Bancshares of
    Arkansas, Inc.                               753                          24
  MeriStar Hospitality Corp. REIT              4,629                          24
  Virco Manufacturing Corp.                    3,740                          24
* Paragon Technologies, Inc.                   2,370                          24
  Infinity Property & Casualty Corp.           1,000                          24
* Air Methods Corp.                            3,041                          24
* Atlanta Sosnoff Capital Corp.                1,736                          24
* Nanogen, Inc.                                7,986                          23
* Zygo Corp.                                   2,931                          23
* Alliance Data Systems Corp.                  1,000                          23
  Banner Corp.                                 1,141                          23
* Netegrity, Inc.                              3,997                          23
  World Wrestling Entertainment, Inc.          2,265                          23
* Energy Conversion Devices, Inc.              2,557                          23
* Lancer Corp.                                 3,372                          23
* Novoste Corp.                                3,865                          23
* GSI Commerce, Inc.                           3,468                          23
  Prosperity Bancshares, Inc.                  1,200                          23
* Pharmacopeia, Inc.                           2,797                          23
* CryoLife Inc.                                2,226                          23
  LSB Corp.                                    1,398                          23
* Skechers U.S.A., Inc.                        3,108                          23
* Interactive Intelligence Inc.                6,083                          23
* Asbury Automotive Group, Inc.                1,700                          23
  HF Financial Corp.                           1,286                          23
* SCM Microsystems, Inc.                       4,192                          23
* Aspect Communications Corp.                  5,902                          23
* Sanchez Computer Associates, Inc.            4,375                          23
* SBA Communications Corp.                     7,477                          23
* Terayon Communications
    Systems, Inc.                              8,314                          23
* Drexler Technology Corp.                     1,461                          23
* Big 5 Sporting Goods Corp.                   1,800                          23
* Capital Corp. of the West                      889                          23
* Strategic Diagnostics Inc.                   5,050                          23
  BSB Bancorp, Inc.                              907                          23
* Martha Stewart Living
    Omnimedia, Inc.                            2,387                          22
* I.D. Systems, Inc.                           2,818                          22
* NASSDA Corp.                                 2,900                          22
* 4Kids Entertainment Inc.                     1,200                          22
  Sterling Bancorp                               800                          22
* Universal Display Corp.                      2,500                          22
* PDI, Inc.                                    2,191                          22
  Connecticut Bancshares, Inc.                   564                          22
* InFocus Corp.                                4,671                          22
* Mastec Inc.                                  3,811                          22
  NUI Corp.                                    1,411                          22
* Department 56 Inc.                           1,426                          22
* Gadzooks, Inc.                               3,843                          22
* Neoforma, Inc.                               1,998                          22
* iGATE Corp.                                  6,274                          22
* Harris Interactive Inc.                      3,300                          22
* MedCath Corp.                                3,700                          22
* Zix Corp.                                    5,704                          22
* Dick's Sporting Goods, Inc.                    600                          22
  Summit Bancshares, Inc.                        912                          21
  Cascade Bancorp                              1,234                          21
  Investors Title Co.                            748                          21
* Third Wave Technologies                      4,741                          21
* Prime Energy Corp.                           2,226                          21
  Southwest Bancorp, Inc.                        770                          21
  Tech/Ops Sevcon, Inc.                        4,019                          21
* Sequa Corp. Class A                            615                          21
  Ameriana Bancorp                             1,500                          21
* The Meridian Resource Corp.                  4,449                          21
  Partners Trust Financial Group, Inc.         1,100                          21
* First Mariner Bancorp, Inc.                  1,646                          21
* Universal Electronics, Inc.                  1,648                          21
* MSC.Software Corp.                           3,100                          21
  Newmil Bancorp, Inc.                           950                          21
* Vixel Corp.                                  3,243                          21
* MTR Gaming Group Inc.                        2,686                          21
* Phoenix Technologies Ltd.                    3,670                          21
* RCN Corp.                                   10,437                          21
* Luminex Corp.                                4,004                          21
* Roxio, Inc.                                  3,088                          21
* Alloy, Inc.                                  3,200                          21
  Courier Corp.                                  400                          21
  Sanders Morris Harris Group Inc.             2,300                          21
* SureBeam Corp.                               7,764                          21
  Safety Insurance Group, Inc.                 1,400                          21
* AZZ Inc.                                     1,865                          21
* Aphton Corp.                                 2,490                          21
* Manufacturers' Services Ltd.                 4,222                          20
* Syntroleum Corp.                             7,673                          20
* CCC Information Services Group               1,400                          20
* Metro One Telecommunications, Inc.           3,900                          20
  Calgon Carbon Corp.                          3,497                          20
  Oregon Trail Financial Corp.                   804                          20
  LSI Industries Inc.                          1,806                          20
  Ameriserv Financial Inc.                     5,269                          20
  MB Financial, Inc.                             500                          20
* Todhunter International, Inc.                1,975                          20
  Provident Bancorp, Inc.                        623                          20
* Applied Innovation Inc.                      5,762                          20
  Standard Motor Products, Inc.                1,792                          20
  HEICO Corp.                                  1,623                          20
* Able Laboratories, Inc.                      1,000                          20
  Paul Mueller Co.                               488                          20

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
  German American Bancorp                      1,132             $            20
* LCC International, Inc. Class A              7,163                          20
* Volt Information Sciences Inc.               1,436                          20
  Merchants Bancshares, Inc.                     752                          20
* Willis Lease Finance Corp.                   4,189                          20
* Aclara Biosciences, Inc.                     4,614                          20
* Gulf Island Fabrication, Inc.                1,148                          19
* SeeBeyond Technology Corp.                   8,403                          19
* Turnstone Systems, Inc.                      7,715                          19
* Ribapharm Inc.                               3,000                          19
* BioLase Technology, Inc.                     1,800                          19
* Dynamics Research Corp.                      1,261                          19
  Hanmi Financial Corp.                        1,100                          19
* First Consulting Group, Inc.                 4,092                          19
* Biopure Corp.                                3,100                          19
* Catalytica Energy Systems, Inc.              7,012                          19
* Salix Pharmaceuticals, Ltd.                  1,800                          19
* NS Group Inc.                                1,926                          19
* Zoltek Cos., Inc.                            6,579                          19
  Sterling Financial Corp. (PA)                  805                          19
* Herley Industries Inc.                       1,102                          19
* Innotrac Corp.                               3,214                          19
  Pulaski Financial Corp.                        681                          19
  Fidelity Bancorp, Inc.                         576                          19
* Navigant International, Inc.                 1,440                          19
* U.S. Energy Corp.                            3,571                          19
* QAD Inc.                                     2,499                          19
* BroadVision, Inc.                            3,249                          18
* Enesco Group, Inc.                           2,497                          18
* ABIOMED, Inc.                                3,375                          18
  Shore Bancshares, Inc.                         600                          18
* Commercial Capital Bancorp, Inc.             1,200                          18
* Whitman Education Group, Inc.                1,200                          18
* Neoware Systems, Inc.                        1,200                          18
* Conrad Industries, Inc.                      7,466                          18
* Lifecore Biomedical Inc.                     3,233                          18
* Three-Five Systems, Inc.                     2,665                          18
  United Capital Corp.                           523                          18
  Nash-Finch Co.                               1,099                          18
* Aspen Technologies, Inc.                     3,811                          18
* Mindspeed Technologies, Inc.                 7,618                          18
* Cepheid, Inc.                                3,700                          18
  Heritage Financial Corp.                       862                          18
* HomeStore, Inc.                             10,278                          18
* Midway Games Inc.                            5,009                          18
* Pharmacyclics, Inc.                          3,819                          18
* Gabelli Asset Management Inc.                  500                          18
  Capital Trust Class A                          970                          18
* Stoneridge, Inc.                             1,318                          18
* Medical Action Industries Inc.               1,100                          18
* Oxigene, Inc.                                1,815                          18
  United Industrial Corp.                      1,100                          18
* Computer Horizons Corp.                      3,949                          18
  Novastar Financial, Inc. REIT                  300                          18
* Seabulk International, Inc.                  2,019                          18
  Team Financial, Inc.                         1,658                          18
* DVI, Inc.                                    3,831                          18
* Pumatech, Inc.                               5,258                          18
* Nastech Pharmaceutical Co., Inc.             1,785                          18
  Oak Hill Financial, Inc.                       710                          18
* Virage Logic Corp.                           2,453                          18
  Peoples Bancorp, Inc.                          700                          18
* SM&A Corp.                                   1,556                          18
* EnPro Industries, Inc.                       1,650                          18
* MIPS Technologies, Inc.                      6,883                          18
* WatchGuard Technologies, Inc.                3,827                          18
* Theragenics Corp.                            4,093                          18
* Strategic Distribution, Inc.                 1,081                          18
* DJ Orthopedics Inc.                          1,600                          18
* Dobson Communications Corp.                  3,200                          17
  Columbia Bancorp                               726                          17
* Colorado MEDtech, Inc.                       3,700                          17
* Moog Inc.                                      500                          17
* Verso Technologies, Inc.                     9,594                          17
* Aerosonic Corp.                              1,738                          17
* Right Management Consultants, Inc.           1,355                          17
* Intelidata Technologies Corp.                5,592                          17
* Stamps.com Inc.                              3,559                          17
* Federal Agricultural Mortgage
    Corp. Class A                              1,021                          17
* Alteon, Inc.                                 3,513                          17
* Chicago Pizza & Brewery, Inc.                1,700                          17
* Oplink Communications, Inc.                  9,088                          17
* Valence Technology Inc.                      5,663                          17
  Standex International Corp.                    800                          17
  Instinet Group Inc.                          3,601                          17
* Vitria Technology, Inc.                      2,928                          17
* Paxson Communications Corp.                  2,800                          17
* Riverstone Networks, Inc.                   14,149                          17
* Nuance Communications Inc.                   3,079                          17
  Aceto Corp.                                    900                          17
* Dura Automotive Systems, Inc.                1,752                          17
  First State Bancorporation                     600                          17
* Hewitt Associates, Inc.                        700                          16
* Mobius Management Systems, Inc.              2,203                          16
* NIC Inc.                                     5,631                          16
* C-COR Electronics, Inc.                      3,345                          16
* Net2Phone, Inc.                              3,773                          16
  Wolohan Lumber Co.                             700                          16
  Spartan Motors, Inc.                         1,961                          16
* SCS Transportation, Inc.                     1,283                          16
* Price Legacy Corp. REIT                      4,303                          16
* Emerson Radio Corp.                          2,400                          16
  SWS Group, Inc.                                800                          16

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Progenics Pharmaceuticals, Inc.              1,070             $            16
* Celeritek, Inc.                              2,197                          16
* Garden Fresh Restaurant Corp.                1,782                          16
* V.I. Technologies, Inc.                      6,546                          16
* Alamosa Holdings, Inc.                      10,471                          16
* Inverness Medical Innovations, Inc.            827                          16
* Matria Healthcare, Inc.                        904                          16
* Hexcel Corp.                                 4,979                          16
* Integral Systems, Inc.                         799                          16
  Nara Bancorp, Inc.                             836                          16
* Novavax, Inc.                                2,847                          16
* UbiquiTel Inc.                              10,558                          16
* GMX Resources Inc.                           8,150                          16
* Geron Corp.                                  2,138                          16
* RMH Teleservices, Inc.                       3,633                          16
* W.R. Grace & Co.                             3,562                          16
  Landauer, Inc.                                 375                          16
  Marine Products Corp.                        1,444                          16
* VaxGen, Inc.                                 3,020                          16
  North Valley Bancorp                         1,042                          16
* Pegasus Communications Corp.                   528                          16
* Fairchild Corp.                              3,873                          16
* SONUS Pharmaceuticals, Inc.                  4,183                          16
* Handspring, Inc.                            13,807                          16
* Tenneco Automotive, Inc.                     4,329                          16
* Griffin Land & Nurseries, Inc.               1,126                          16
  State Financial Services Corp.
    Class A                                      701                          16
* Analysts International Corp.                 6,206                          15
* Clarus Corp.                                 2,461                          15
* Casual Male Retail Group, Inc.               2,977                          15
* Syms Corp.                                   2,395                          15
  ISCO, Inc.                                   1,847                          15
  Stepan Co.                                     680                          15
* VitalWorks Inc.                              3,890                          15
* RC2 Corp.                                      903                          15
  Southern Financial Bancorp, Inc.               500                          15
* Autobytel Inc.                               2,441                          15
  CompX International Inc.                     2,729                          15
* PETCO Animal Supplies, Inc.                    700                          15
  Apex Mortgage Capital, Inc. REIT             2,774                          15
* Central European Distribution Corp.            750                          15
* Trover Solutions, Inc.                       2,600                          15
  Greater Delaware Valley
    Savings Bank                                 663                          15
* TranSwitch Corp.                            10,935                          15
* TippingPoint Technologies Inc.               1,879                          15
* Tellium, Inc.                               15,971                          15
* VA Software Corp.                            6,843                          15
  Covest Bankshares, Inc.                        597                          15
* PriceSmart, Inc.                             1,105                          15
* Collins & Aikman Corp.                       4,968                          15
  IBERIABANK Corp.                               300                          15
* America's Car-Mart, Inc.                       800                          15
* Aware, Inc.                                  6,553                          15
  Consolidated-Tomoka Land Co.                   580                          15
* Ethyl Corp.                                  1,463                          15
  Alabama National BanCorporation                300                          15
* Embrex, Inc.                                 1,419                          14
* Art Technology Group, Inc.                   9,046                          14
* Foster Wheeler Ltd.                          6,755                          14
* Hudson Highland Group, Inc.                    759                          14
* FARO Technologies, Inc.                      2,032                          14
* Network Equipment
    Technologies, Inc.                         1,700                          14
* Actuate Software Corp.                       5,144                          14
* Redback Networks Inc.                       15,843                          14
* Hartmarx Corp.                               4,764                          14
* InKine Pharmaceutical Co., Inc.              4,225                          14
  BancTrust Financial Group, Inc.                900                          14
* Microtune, Inc.                              4,432                          14
* Numerex Corp.                                4,974                          14
  California Water Service Group                 500                          14
  West Essex Bancorp, Inc.                       400                          14
* DRS Technologies, Inc.                         500                          14
* Covansys Corp.                               4,540                          14
* Kforce Inc.                                  2,883                          14
* Acmat Corp. Class A                          1,503                          14
  Banc Corp.                                   2,068                          14
* Cerus Corp.                                  1,842                          14
* ATP Oil & Gas Corp.                          2,200                          14
* IVAX Diagnostics, Inc.                       2,766                          14
  Provident Financial Holdings, Inc.             471                          14
* SpeechWorks International Inc.               2,932                          14
* Nuvelo, Inc.                                 6,924                          14
* Sirenza Microdevices, Inc.                   6,774                          14
* Magnatek, Inc.                               5,390                          14
* Amerco, Inc.                                 1,922                          14
  PrivateBancorp, Inc.                           500                          14
* Asyst Technologies, Inc.                     2,038                          14
* Cornell Companies, Inc.                        900                          14
* Selectica, Inc.                              4,294                          14
* Hecla Mining Co.                             3,192                          14
* LookSmart, Ltd.                              4,764                          13
  American National Bankshares Inc.              500                          13
* Captaris Inc.                                3,923                          13
* Beasley Broadcast Group, Inc.                  980                          13
  American Residential Investment
    Trust, Inc. REIT                           1,460                          13
* Ampal-American Israel Corp.                  4,703                          13
* Liquidmetal Technologies Inc.                2,600                          13
* BindView Development Corp.                   6,537                          13
* Criimi Mae, Inc. REIT                        1,204                          13
* LodgeNet Entertainment Corp.                 1,200                          13

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
  Quaker Chemical Corp.                          524             $            13
* Allscripts Healthcare Solutions, Inc.        3,570                          13
  First M&F Corp.                                400                          13
* DigitalThink, Inc.                           4,140                          13
* Oregon Steel Mills, Inc.                     4,488                          13
* Mattson Technology, Inc.                     4,200                          13
* Mechanical Technology Inc.                   4,184                          13
* Exactech, Inc.                                 900                          13
* Harvard Bioscience, Inc.                     3,410                          13
* Community West Bancshares                    2,110                          13
* Goody's Family Clothing                      1,495                          13
* Raindance Communications, Inc.               5,187                          13
  Old Second Bancorp, Inc.                       300                          13
* Omega Healthcare Investors,
    Inc. REIT                                  2,437                          13
* Xicor, Inc.                                  2,030                          13
* SFBC International, Inc.                       700                          13
  Vesta Insurance Group, Inc.                  5,486                          13
* La Jolla Pharmaceutical Co.                  3,848                          13
* Standard Microsystem Corp.                     826                          13
* ParkerVision, Inc.                           1,902                          12
* Checkers Drive-In Restaurants, Inc.          1,088                          12
* KFX, Inc.                                    3,200                          12
* iManage, Inc.                                2,478                          12
* The Princeton Review, Inc.                   2,100                          12
* Diacrin, Inc.                                4,491                          12
* Superior Consultant Holdings Corp.           4,112                          12
* El Paso Electric Co.                         1,000                          12
* NMT Medial, Inc.                             3,100                          12
* Digital Generation Systems                   6,395                          12
* Silicon Graphics, Inc.                      10,760                          12
  Sound Federal Bancorp Inc.                     900                          12
* On Assignment, Inc.                          3,055                          12
* Zomax Inc.                                   3,737                          12
* Corio, Inc.                                  7,620                          12
* ITLA Capital Corp.                             300                          12
  Center Bancorp, Inc.                           800                          12
* Concord Camera Corp.                         1,700                          12
* Heidrick & Struggles
    International, Inc.                          954                          12
* Altiris, Inc.                                  600                          12
* Advanced Magnetics, Inc.                     1,173                          12
* iPayment Holdings, Inc.                        500                          12
* Curis, Inc.                                  3,275                          12
* Eden Bioscience Corp.                        7,422                          12
* Covista Communications, Inc.                 3,805                          12
* Neogen Corp.                                   700                          12
  Commercial Bankshares, Inc.                    400                          12
* Blount International, Inc.                   2,084                          12
* Chronimed Inc.                               1,200                          12
  Allen Organ Co.                                283                          12
* Insmed Inc.                                  4,380                          12
* Trex Co., Inc.                                 300                          12
* Sipex Corp.                                  2,394                          12
  MutualFirst Financial Inc.                     500                          12
* Tarragon Realty Investors Inc. REIT            800                          12
* Cysive, Inc.                                 3,630                          12
  Bank of the Ozarks, Inc.                       300                          12
* Stellent Inc.                                2,147                          12
* LCA-Vision Inc.                              1,291                          12
* Bradley Pharmaceuticals, Inc.                  700                          12
* PLATO Learning, Inc.                         2,001                          12
* SRI/Surgical Express, Inc.                   1,677                          12
* Allied Holdings, Inc.                        3,465                          11
* Clean Harbors Inc.                           1,200                          11
* EntreMed, Inc.                               2,738                          11
  Bush Industries, Inc.                        3,784                          11
* Ducommun, Inc.                                 800                          11
* NeoPharm, Inc.                                 814                          11
* QuickLogic Corp.                             3,495                          11
* TSR, Inc.                                    1,253                          11
  Penn-America Group, Inc.                     1,000                          11
* International Shipholding Corp.              1,039                          11
* Ambassadors Group, Inc.                        800                          11
* Mail-Well, Inc.                              4,425                          11
* Lexent Inc.                                  7,910                          11
* EMCORE Corp.                                 3,364                          11
* ACTV, Inc.                                  11,223                          11
  Chester Valley Bancorp                         573                          11
* Neurogen Corp.                               2,387                          11
  Pacific Union Bank                             800                          11
* Alcide Corp.                                 1,009                          11
* Forgent Networks, Inc.                       3,983                          11
  First Federal Financial Corp.
    of Kentucky                                  330                          11
* Double Eagle Petroleum Co.                   1,371                          11
* EXCO Resources, Inc.                           600                          11
* Mothers Work, Inc.                             400                          11
* Fargo Electronics                            1,100                          11
  Titan International, Inc.                    8,611                          11
* SteelCloud Inc.                              3,121                          11
* Optical Communication
  Products, Inc.                               5,929                          11
* Durect Corp.                                 4,425                          11
* MarketWatch.com, Inc.                        1,274                          11
* Traffix, Inc.                                3,467                          11
* Glenayre Technologies, Inc.                  7,769                          11
* Answerthink Consulting Group, Inc.           5,511                          11
  First United Corp.                             500                          11
* Netro Corp.                                  3,679                          11
* Correctional Services Corp.                  3,725                          11
* TheStreet.com, Inc.                          2,242                          11
* Loral Space & Communications, Ltd.           3,442                          10
* Genlyte Group, Inc.                            300                          10

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
  Camco Financial Corp.                          670             $            10
  Security Bank Corp.                            300                          10
* MetaSolv, Inc.                               5,311                          10
* FSI International, Inc.                      2,666                          10
* BE Aerospace, Inc.                           3,140                          10
  LSB Bancshares, Inc.                           600                          10
* Witness Systems, Inc.                        2,006                          10
  Firstfed America Bancorp, Inc.                 300                          10
* CyberSource Corp.                            3,774                          10
* Centra Software, Inc.                        3,329                          10
  Urstadt Biddle Properties
    Class A REIT                                 800                          10
* Information Resources, Inc.                  2,604                          10
* Ceres Group, Inc.                            3,566                          10
* ImageWare Systems, Inc.                      3,800                          10
  Maritrans Inc.                                 700                          10
  Saul Centers, Inc. REIT                        400                          10
* ITXC Corp.                                   3,903                          10
* Braun Consulting, Inc.                       5,992                          10
  Steel Technologies, Inc.                     1,000                          10
* Anthony & Sylvan Pools Corp.                 3,845                          10
* Lazare Kaplan International, Inc.            1,707                          10
  Superior Financial Corp.                       419                          10
* Caliper Technologies Corp.                   2,209                          10
* Aradigm Corp.                                5,575                          10
* Tumbleweed Communications Corp.              3,880                          10
  Proton Energy Systems, Inc. 4,650               10
  Bedford Bancshares, Inc.                       422                          10
  Raven Industries, Inc.                         500                          10
* Netopia, Inc.                                2,531                          10
* Illumina, Inc.                               3,276                          10
* Medical Staffing Network
    Holdings, Inc.                             1,400                          10
* SITEL Corp.                                  6,305                          10
  Intermet Corp.                               2,894                          10
  Valmont Industries, Inc.                       500                          10
* Zapata Corp.                                   200                          10
  First Colonial Group, Inc.                     200                          10
* Dyax Corp.                                   2,379                          10
* Sequenom, Inc.                               3,558                          10
* SoundView Technology Group, Inc.               951                          10
* Carreker Corp.                               2,100                          10
  Peapack Gladstone Financial Corp.              300                          10
* Carriage Services, Inc.                      2,708                          10
  Cascade Natural Gas Corp.                      500                          10
* Comshare Inc.                                2,098                          10
* Green Mountain Coffee
    Roasters, Inc.                               500                          10
* Chordiant Software, Inc.                     5,093                           9
  Foothill Independent Bancorp.                  500                           9
* Protection One, Inc.                         9,439                           9
* The Allied Defense Group, Inc.                 500                           9
* NaPro BioTherapeutics, Inc.                  6,104                           9
* Emisphere Technologies, Inc.                 2,550                           9
* Interlink Electronics Inc.                   1,500                           9
* Keystone Automotive Industries, Inc.           500                           9
* Huttig Building Products, Inc.               3,365                           9
  Citizens First Financial Corp.                 387                           9
* Buca, Inc.                                   1,600                           9
* Investors Capital Holdings, Ltd.             3,067                           9
  New England Business
    Service, Inc.                                300                           9
* Franklin Electronic Publishers, Inc.         2,242                           9
  Burnham Pacific Properties,
  Inc. REIT                                   15,143                           9
* Brightpoint, Inc.                              720                           9
* Worldwide Restaurant
  Concepts Inc.                                2,964                           9
* RadiSys Corp.                                  656                           9
* Internap Network Services Corp.              8,392                           9
* First Union Real Estate REIT                 4,772                           9
* LMI Aerospace, Inc.                          4,197                           9
  Bedford Property Investors, Inc. REIT          300                           9
* NMS Communications Corp.                     4,321                           9
* Spectranetics Corp.                          2,779                           8
* DiamondCluster International, Inc.           2,278                           8
* Triumph Group, Inc.                            300                           8
  Applied Industrial Technology, Inc.            400                           8
* Avici Systems Inc.                           1,376                           8
* Central Coast Bancorp                          500                           8
  Universal Forest Products, Inc.                400                           8
  Ameron International Corp.                     240                           8
  Pennfed Financial Services, Inc.               300                           8
  United Community Financial Corp.               900                           8
* Capital Title Group, Inc.                    1,848                           8
* Perceptron, Inc.                             1,378                           8
* EZCORP, Inc.                                 1,891                           8
* iVillage Inc.                                5,432                           8
* Comfort Systems USA, Inc.                    3,106                           8
* Curon Medical Inc.                           7,226                           8
* Nu Horizons Electronics Corp.                1,354                           8
  Thomas Industries, Inc.                        300                           8
* AmericanWest Bancorporation                    500                           8
  Mid-America Apartment Communities, Inc. REIT   300                           8
  ESB Financial Corp.                            600                           8
* Quovadx, Inc.                                2,693                           8
* Vical, Inc.                                  1,846                           8
* Switchboard Inc.                             2,230                           8
* barnesandnoble.com inc                       3,443                           8
* Captiva Software Corp.                       1,620                           8
* TransPro Inc.                                1,789                           8
* Sunrise Telecom Inc.                         4,513                           8

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Titan Pharmaceuticals, Inc.                  3,367             $             8
  First Defiance Financial Corp.                 400                           8
* Internet Capital Group, Inc.                16,508                           8
* Intrado Inc.                                   500                           8
  Southwest Water Co.                            565                           8
* Value City Department Stores, Inc.           3,569                           8
* Applied Molecular Evolution, Inc.            1,838                           8
* Capstone Turbine Corp.                       7,214                           8
* Global Payment Tech Inc.                     1,783                           8
* Technology Solutions Co.                     7,836                           8
* Docucorp International, Inc.                 1,179                           8
* Sangamo BioSciences, Inc.                    2,740                           8
* Foamex International, Inc.                   2,519                           8
* Lillian Vernon Corp.                         1,063                           8
  TriCo Bancshares                               300                           8
* Parallel Petroleum Corp.                     2,000                           8
* Jupitermedia Corp.                           1,906                           8
  Main Street Banks, Inc.                        300                           8
  GA Financial, Inc.                             300                           8
* Capital Pacific Holdings, Inc.               1,789                           8
  Republic Bancshares, Inc.                      300                           8
  Citizens South Banking Corp.                   600                           8
* PLX Technology, Inc.                         1,900                           7
  First SecurityFed Financial, Inc.              300                           7
* Kana Software, Inc.                          2,458                           7
* Allied Healthcare International Inc.         1,980                           7
  Shenandoah Telecommunications Co.              155                           7
* QRS Corp.                                    1,390                           7
* Genome Therapeutics Corp.                    2,887                           7
* Somera Communications, Inc.                  5,038                           7
* Petroleum Development Corp.                    800                           7
  Tennant Co.                                    200                           7
* CYTOGEN Corp.                                  879                           7
* Information Holdings Inc.                      400                           7
* Computer Task Group, Inc.                    2,557                           7
* Terra Industries, Inc.                       6,769                           7
* A.S.V., Inc.                                   500                           7
* Penn Octane Corp.                            2,264                           7
* GTC Biotherapeutics, Inc.                    2,100                           7
  D&E Communications, Inc.                       629                           7
* Edison Schools Inc.                          4,789                           7
* Danielson Holdings Corp.                     4,477                           7
* Inforte Corp.                                  907                           7
* Cellstar Corp.                               1,817                           7
  Yardville National Bancorp                     363                           7
  Financial Institutions, Inc.                   300                           7
* Computer Motion, Inc.                        1,800                           7
* Toreador Resources Corp.                     2,315                           7
* BayCorp Holdings, Ltd.                         500                           7
* Tweeter Home Entertainment
    Group, Inc.                                  800                           7
* Unity Bancorp, Inc.                            683                           7
* II-VI, Inc.                                    300                           7
* HMS Holdings Corp                            2,468                           7
  Integra Bank Corp.                             400                           7
* eUniverse, Inc.                              1,900                           7
* Carrier Access Corp.                         3,154                           7
  Eastern Virginia Bankshares, Inc.              300                           7
* Interstate Hotels & Resorts, Inc.            1,462                           7
* Belmont Bancorp                              1,366                           7
  Mission West Properties Inc. REIT              600                           7
* Gundle/SLT Environmental, Inc.                 500                           7
* Collagenex Pharmaceuticals, Inc.               500                           7
* Targeted Genetics Corp.                      3,721                           7
* The SCO Group, Inc.                            705                           7
  Keithley Instruments Inc.                      465                           7
* Acclaim Entertainment Inc.                   9,860                           7
  Allegiant Bancorp, Inc.                        330                           7
* Kendle International Inc.                    1,075                           7
* Commerce One, Inc.                           2,823                           7
* Large Scale Biology Corp.                    6,609                           7
* SangStat Medical Corp.                         504                           7
  Stephan Co.                                  1,743                           7
* Factory 2-U Stores Inc.                      1,316                           7
* Ramtron International Corp.                  2,886                           7
* Merge Technologies, Inc.                       500                           7
* Monarch Casino & Resort, Inc.                  700                           7
* Park-Ohio Holdings Corp.                     1,316                           7
* Katy Industries, Inc.                        1,331                           6
* ePresence, Inc.                              2,671                           6
  Investors Real Estate Trust REIT               600                           6
  Webster City Federal Bancorp                   300                           6
* Interland Inc.                               6,553                           6
* Digital Impact, Inc.                         3,471                           6
* Sonic Innovations, Inc.                      1,778                           6
* SRA International, Inc.                        200                           6
* Xanser Corp.                                 2,966                           6
* Daily Journal Corp.                            260                           6
* FairMarket, Inc.                             3,795                           6
* Amcast Industrial Corp.                      7,255                           6
  AmeriVest Properties, Inc. REIT              1,000                           6
* Management Network Group Inc.                3,210                           6
* Saba Software, Inc.                          1,374                           6
    Cohu, Inc.                                   400                           6
* Microvision, Inc.                            1,000                           6
* Digital Lightwave, Inc.                      5,717                           6
* Active Power, Inc.                           3,664                           6
* Total Entertainment
    Restaurant Corp.                             667                           6
* Acme Communications, Inc.                      800                           6
* Channell Commercial Corp.                    1,100                           6
* Mercator Software, Inc.                      4,057                           6
* Orchid Biosciences, Inc.                     5,021                           6
* Applied Digital Solutions, Inc.             10,000                           6

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Synovis Life Technologies, Inc.                300             $             6
* Sun Bancorp, Inc. (NJ)                         300                           6
  BHA Group Holdings Inc.                        300                           6
* Network Engines, Inc.                        1,561                           6
  Psychemedics Corp.                             725                           6
  CCBT Financial Cos. Inc.                       247                           6
* Wyndham International, Inc.
    Class A                                   13,380                           6
  Newcastle Investment Corp. REIT                300                           6
  Royal Bancshares of
    Pennsylvania, Inc.                           275                           6
* Blue Coat Systems, Inc.                        978                           6
* ViroPharma Inc.                              2,238                           6
* Docent, Inc.                                 1,705                           6
* U.S. Energy Systems, Inc.                    4,134                           6
* Marimba, Inc.                                1,981                           6
* Track Data Corp.                             6,608                           6
* Wave Systems Corp.                           6,508                           6
* Paradyne Networks, Inc.                      3,175                           6
  Leesport Financial Corp.                       300                           6
* Impco Technologies Inc.                        921                           6
* Lipid Sciences, Inc.                         2,862                           6
* Consumer Portfolio Services, Inc.            2,020                           6
* Luby's, Inc.                                 2,513                           6
* Global Power Equipment Group Inc.            1,215                           6
* McLeod USA Inc.                              3,739                           6
* Columbia Laboratories Inc.                     500                           6
* Omega Protein Corp.                          1,100                           6
* AP Pharma Inc.                               3,352                           6
* Optical Cable Corp.                            800                           6
* Neurobiological Technologies, Inc.           1,600                           6
* Perini Corp.                                   700                           6
  Keystone Property Trust REIT                   300                           6
  Robbins & Myers, Inc.                          300                           6
  EFC Bancorp, Inc                               300                           5
* Transgenomic, Inc.                           2,841                           5
* Westmoreland Coal Co.                          300                           5
* BTU International, Inc.                      2,880                           5
* WJ Communications, Inc.                      5,246                           5
* Candie's, Inc.                               2,808                           5
* Axonyx Inc.                                  2,200                           5
  Westfield Financial, Inc.                      300                           5
  Lexington Corporate Properties
    Trust REIT                                   300                           5
* Critical Path, Inc.                          5,314                           5
* OAO Technology Solutions, Inc.               2,501                           5
* ONYX Software Corp.                          5,380                           5
  American Mortgage Acceptance
    Co. REIT                                     300                           5
* Repligen Corp.                               1,000                           5
* Applied Films Corp.                            200                           5
* Edgewater Technology, Inc.                   1,077                           5
* VIA NET.WORKS, Inc.                          5,204                           5
  Bank of Granite Corp.                          300                           5
* Big Dog Holdings, Inc.                       1,650                           5
* Coeur D'Alene Mines Corp.                    3,661                           5
* Therma-Wave Inc.                             2,443                           5
* Viewpoint Corp.                              4,486                           5
  Cavalry Bancorp, Inc.                          300                           5
  Applied Signal Technology, Inc.                300                           5
* Atlas Air Worldwide Holdings, Inc.           3,439                           5
* Medialink Worldwide, Inc.                    1,489                           5
* Royale Energy, Inc.                            654                           5
  FNB Corp./North Carolina                       200                           5
* Z-Tel Technologies, Inc.                     1,950                           5
* Goodrich Petroleum Corp.                     1,100                           5
  Flexsteel Industry                             300                           5
* APAC Teleservices, Inc.                      1,928                           5
* Rita Medical Systems, Inc.                   1,400                           5
* Electric Fuel Corp.                          6,122                           5
* Norstan, Inc.                                1,483                           5
* Visual Networks, Inc.                        3,538                           5
* Click2learn, Inc.                            2,800                           5
* Infinity, Inc.                                 800                           5
* Genaissance Pharmaceuticals, Inc.            3,100                           5
* Juno Lighting, Inc.                            361                           5
* Superconductor Technologies Inc.             2,100                           5
  Great Lakes, Inc. REIT                         300                           5
* Lantronix, Inc.                              6,475                           5
  FloridaFirst Bancorp, Inc.                     200                           5
  U.S. Restaurant Properties, Inc. REIT          300                           5
* Paradigm Genetics, Inc.                      3,296                           5
  Kaman Corp. Class A                            400                           5
* Register.com, Inc.                             797                           5
* Blue Martini Software, Inc.                  1,258                           5
* Pinnacor Inc.                                2,412                           5
* Earthshell Corp.                            11,260                           5
* Orphan Medical, Inc.                           500                           5
* Genus, Inc.                                  1,700                           5
* The Good Guys, Inc.                          3,077                           5
* I-many, Inc.                                 4,500                           5
* Champps Entertainment Inc.                     900                           5
* Pacific Mercantile Bancorp                     500                           5
  Astro-Med, Inc.                                653                           5
* GenVec, Inc.                                 2,163                           4
* Lesco, Inc.                                    500                           4
  Republic Bancorp, Inc. Class A                 300                           4
* Aetrium, Inc.                                3,024                           4
  LaSalle Hotel Properties REIT                  300                           4
* Latitude Communications, Inc.                2,383                           4
* TRC Cos., Inc.                                 300                           4
  Habersham Bancorp                              209                           4
* Community Bancorp Inc.                         300                           4
  Ennis Business Forms, Inc.                     300                           4

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* Cavalier Homes, Inc.                         2,095             $             4
* Vyyo Inc.                                    1,423                           4
* MacroChem Corp.                              3,800                           4
* Darling International, Inc.                  1,756                           4
* Proxymed Pharmacy, Inc.                        320                           4
* American Independence Corp.                    390                           4
* Ag Services of America, Inc.                   697                           4
* Iridex Corp.                                 1,100                           4
  Penn Engineering &
    Manufacturing Corp.                          300                           4
* Osteotech, Inc.                                300                           4
  Humphrey Hospitality Trust, Inc. REIT        1,565                           4
* Peco II, Inc.                                6,467                           4
* Bioject Medical Technologies Inc.            1,000                           4
  CoBiz Inc.                                     300                           4
* Stratos Lightwave, Inc.                        802                           4
* EXE Technologies, Inc.                         789                           4
* Republic First Bancorp, Inc.                   500                           4
* Niku Corp.                                     871                           4
* Matritech Inc.                               1,700                           4
* ICT Group, Inc.                                375                           4
* Crossroads Systems, Inc.                     2,314                           4
* Diametrics Medical, Inc.                     3,351                           4
* Net Perceptions, Inc.                        2,405                           4
* RWD Technologies, Inc.                       1,849                           4
* TechTeam Global, Inc.                          600                           4
* Synagro Technologies Inc.                    1,506                           4
* Cosine Communications, Inc.                    623                           4
  Comdisco Holding Co., Inc.
    Contingent Value Rights                   11,949                           4
* Baldwin Technology Class A                   5,881                           4
* Ceradyne, Inc.                                 200                           4
* Applied Imaging Corp.                        2,500                           4
* Heritage Commerce Corp.                        300                           4
* Drew Industries, Inc.                          200                           4
* Navarre Corp.                                1,714                           4
* Blue Rhino Corp.                               300                           4
* Summa Industries                               500                           4
* AirGate PCS, Inc.                            2,980                           4
* Airnet Communications Corp.                  3,283                           4
  First Busey Corp.                              146                           4
* Applix, Inc.                                 2,208                           4
* ResortQuest International, Inc.                800                           4
* Stratasys, Inc.                                100                           4
  Community Bank of Northern Virginia            300                           3
  Cascade Corp.                                  200                           3
* Cone Mills Corp.                             2,187                           3
* SAVVIS Communications Corp.                  3,840                           3
* Cardima, Inc.                                4,715                           3
* StorageNetworks, Inc.                        2,390                           3
* ebix.com Inc.                                  487                           3
* Argonaut Technologies Inc.                   2,664                           3
* Trump Hotels & Casino Resorts, Inc.          1,687                           3
* SPEEDUS Corp.                                2,777                           3
* AXT, Inc.                                    2,800                           3
* Bell Industries, Inc.                        1,505                           3
* Intraware, Inc.                              2,604                           3
* The Greenbrier Cos., Inc.                      300                           3
* John B. Sanfilippo & Son, Inc.                 200                           3
* Nutraceutical International Corp.              300                           3
  BRT Realty Trust REIT                          200                           3
  National Health Realty Inc. REIT               200                           3
  Warwick Community Bancorp, Inc.                109                           3
  Pennrock Financial Services Corp.              118                           3
* All American Semiconductor, Inc.             1,057                           3
* Ostex International, Inc.                    1,429                           3
* The Immune Response Corp.                      981                           3
* BSQUARE Corp.                                3,786                           3
* Tut Systems, Inc.                              783                           3
* Carrington Labs Inc.                         1,246                           3
* Maxcor Financial Group Inc.                    300                           3
* Concur Technologies, Inc.                      300                           3
* Lightspan Inc.                               4,308                           3
* Systemax Inc.                                  848                           3
  Northern States Financial Corp.                100                           3
  Hemlock Federal Financial Corp.                100                           3
  Berkshire Hills Bancorp, Inc.                  100                           3
* Lanvision Systems, Inc.                      1,425                           3
* Virologic, Inc.                              2,205                           3
* Research Frontiers, Inc.                       200                           3
  ILX Resorts Inc.                               329                           3
* dELiA                                        3,989                           3
* Copper Mountain Networks, Inc.                 255                           3
* Hungarian Telephone and Cable Corp.            300                           3
* On2 Technologies, Inc.                       2,193                           3
  Citizens 1st Bancorp, Inc.                     125                           3
* On Command Corp.                             2,529                           3
* Lowrance Electronics, Inc.                     318                           3
* Loudeye Corp.                                3,369                           3
* SportsLine.com, Inc.                         1,287                           3
* Trailer Bridge, Inc.                           823                           3
  BostonFed Bancorp, Inc.                        100                           3
* Virage, Inc.                                 3,136                           3
* NetManage, Inc.                                877                           3
  FFLC Bancorp, Inc.                             100                           3
  Princeton National Bancorp, Inc.               100                           3
* Aurora Foods Inc.                            7,196                           3
  Woodhead Industries, Inc.                      200                           3
* BMC Industries, Inc.                         4,603                           2
* Creative Host Services, Inc.                 1,202                           2
  Home Federal Bancorp                           100                           2
* Aastrom Biosciences, Inc.                    2,400                           2
* Universal Access Global Holdings Inc.        5,737                           2

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* eLoyalty Corp.                                 614             $             2
* Beta Oil & Gas, Inc.                         1,800                           2
* Alpine Group, Inc.                           3,009                           2
* Adept Technology, Inc.                       5,403                           2
* Equinix, Inc.                                  302                           2
* Duratek, Inc.                                  300                           2
  Boykin Lodging Co. REIT                        300                           2
* Electroglas, Inc.                            1,784                           2
* American Superconductor Corp.                  400                           2
* Pacific Premier Bancorp, Inc.                  305                           2
* Micro Linear Corp.                             800                           2
  Lawson Products, Inc.                           84                           2
* DT Industries, Inc.                          1,000                           2
* Northfield Laboratories, Inc.                  300                           2
* Cortex Pharmaceuticals, Inc.                 1,300                           2
* Century Casinos, Inc.                        1,000                           2
* Penton Media, Inc. Class A                   3,790                           2
* Ista Pharmaceuticals Inc.                      398                           2
* GoAmerica, Inc.                              6,305                           2
* Interpharm Holdings, Inc.                      739                           2
* Storage Computer Corp.                       2,856                           2
* Baker (Michael) Corp.                          200                           2
* Hall, Kinion & Associates, Inc.                775                           2
* HEI, Inc.                                      700                           2
* eMerge Interactive, Inc.                     2,734                           2
* Avigen, Inc.                                   604                           2
* Versar Inc.                                    800                           2
* SIGA Technologies, Inc.                      1,265                           2
* Miller Industries, Inc.                        609                           2
* Quantum Fuel Systems
    Technologies Worldwide, Inc.                 921                           2
* Plumtree Software, Inc.                        500                           2
* eGain Communications Corp.                   4,361                           2
* MTI Technology Corp.                         2,045                           2
* Nutrition 21 Inc.                            4,377                           2
* Perficient, Inc.                             1,810                           2
* Axeda Systems Inc.                           1,400                           2
* Fresh Choice, Inc.                           1,092                           2
* Primus Knowledge Solutions, Inc.             1,489                           2
* Media 100 Inc.                               1,614                           2
* U.S. Concrete, Inc.                            500                           2
* Tripath Technology Inc.                      2,491                           2
* Hanover Direct, Inc.                         6,816                           2
* First Advantage Corp. Class A                  114                           2
* ACT Teleconferencing, Inc.                   1,000                           2
* IntraBiotics Pharmaceuticals, Inc.             470                           2
* American Access Technologies Inc.            1,753                           2
* Gallery of History, Inc.                       466                           2
  Craftmade International, Inc.                  100                           2
* Impreso, Inc.                                  800                           2
  Click Commerce, Inc.                         1,239                           2
* A.T. Cross Co. Class A                         300                           2
* Ezenia!, Inc.                                2,547                           2
* DSL.Net, Inc.                                3,371                           2
* SciQuest, Inc.                                 446                           2
* LightPath Technologies, Inc. Class A           568                           2
* Versant Corp.                                2,795                           2
* Rainbow Rentals, Inc.                          300                           2
* Optika Inc.                                  1,104                           2
  Butler Manufacturing Co.                       100                           2
* Webco Industries, Inc.                         577                           2
* Redhook Ale Brewery, Inc.                      825                           2
* 24/7 Real Media, Inc.                        1,898                           2
* Exponent, Inc.                                 100                           2
* Lynx Therapeutics, Inc.                        408                           2
* Nonophase Technologies Corp.                   300                           2
* New Century Equity Holdings Corp.            4,609                           2
* i3 Mobile, Inc.                              3,164                           2
* FirePond, Inc.                                 471                           2
* MIPS Technologies, Inc. Class B                600                           1
  NASB Financial Inc.                             51                           1
* Ampex Corp. Class A                            437                           1
* Versata, Inc.                                  832                           1
* Larscom Inc.                                   284                           1
* Waste Industries USA, Inc.                     200                           1
* Nanometrics Inc.                               200                           1
* Badger Paper Mills, Inc.                       238                           1
* Flanders Corp.                                 500                           1
* Team, Inc.                                     173                           1
* Multilink Technology Corp. Class A             500                           1
  United Financial Corp.                          50                           1
* Applied Graphics Technologies, Inc.          1,618                           1
* Verticalnet, Inc.                              850                           1
* Procom Technology, Inc.                      4,375                           1
* Pemstar Inc.                                   300                           1
* Zonagen, Inc.                                  743                           1
  The First Years Inc.                           100                           1
* Rocky Mountain Chocolate
    Factory, Inc.                                152                           1
* UQM Technologies, Inc.                         400                           1
* eXegenics Inc.                               2,293                           1
* Insightful Corp.                               884                           1
* SatCon Technology Corp.                      1,860                           1
* Rohn Industries Inc.                         8,081                           1
* InsWeb Corp.                                   237                           1
* HealthAxis, Inc.                             2,253                           1
  HEICO Corp. Class A                            122                           1
* Pfsweb Inc.                                  1,689                           1
* Astea International, Inc.                    1,652                           1
* Five Star Quality Care, Inc.                   668                           1
* Geerlings & Wade Inc.                          764                           1
* Paradigm Medical Industries, Inc.            3,300                           1
* Touch America Holdings, Inc.                14,857                           1
* ZEVEX International, Inc.                      306                           1

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                             SHARES                       (000)
--------------------------------------------------------------------------------
* WorldGate Communications, Inc.               2,858             $             1
  Liquid Audio, Inc.                           2,723                           1
* Andrea Radio Corp.                           3,118                           1
* Omtool, Ltd.                                   298                           1
* COMFORCE Corp.                               2,081                           1
* Amtech Systems, Inc.                           269                           1
* Wilshire Enterprises, Inc.                     190                           1
  Acadia Realty Trust REIT                       100                           1
* Precision Optics Corporation, Inc.             391                           1
* Epimmune Inc.                                  643                           1
* Serrento Networks Corp.                        335                           1
* Pac-West Telecom, Inc.                       1,175                           1
* Advanced Environmental Recycling
    Technologies, Inc.                           600                           1
* Hoenig Group, Inc.
    Contingent Value Rights                    3,670                           1
* NaviSite, Inc.                                 293                           1
* Rainmaker Systems, Inc.                        992                           1
* CenterSpan Communications Corp.              5,802                           1
* SEEC, Inc.                                     550                           1
* General Bearing Corp.                          196                           1
* Mayor's Jeweler's, Inc.                      2,977                           1
* Headway Corporate Resources, Inc.            3,808                           1
* JLM Industries, Inc.                           495                           1
* Valentis, Inc.                                 165                           1
  Pittsburgh & West Virginia
  Railroad REIT                                   73                           1
* Magellan Petroleum Corp.                       534                           1
* Onvia.com, Inc.                                174                           1
* Allegiance Telecom, Inc.                    11,104                           1
* Internet Pictures Corp.                        143                           1
* Continucare Corp.                            1,581                           1
* Artisoft, Inc.                                 366                           1
* Adams Golf, Inc.                             1,734                           1
  Cornerstone Realty Income
    Trust, Inc. REIT                              78                           1
* Vornado Operating Inc. REIT                    837                           1
* GraphOn Corp.                                2,730                           1
* Abraxas Petroleum Corp.                        500                           1
* Navidec, Inc.                                  182                           1
* Cardinal Financial Corp.                        78                           1
* Deltagen, Inc.                               3,858                           1
* Magnum Hunter Resources Inc.
    Warrants Exp. 3/21/2005                    1,391                           1
* Novatel Wireless, Inc.                         231                           1
* WHX Corp.                                      222                          --
* Innovative Medical Services                    571                          --
* Allied Motion Technologies, Inc.               301                          --
* Sagent Technology, Inc.                      2,564                          --
* Harken Energy Corp.                            983                          --
* Major Automotive Cos. Inc.                     435                          --
* Cross Media Marketing Corp.                  1,448                          --
* VCampus Corp.                                  142                          --
* NexPrise, Inc.                                 106                          --
* Visual Data Corp.                              139                          --
* DA Consulting Group, Inc.                    2,549                          --
* Auspex Systems, Inc.                         5,847                          --
* ARTISTdirect, Inc.                             515                          --
* Read-Rite Corp.                              2,839                          --
* Advanced Lighting Technologies, Inc.          2,123                         --
* Cogent Communications Group, Inc.               65                          --
* Daisytek International Corp.                 1,623                          --
* EasyLink Services Corp.                        148                          --
* MSCi, Inc.                                   1,937                          --
* P-Com, Inc.                                    853                          --
* Sheffield Pharmaceuticals, Inc.              2,789                          --
* Chart Industries, Inc.                         300                          --
* NTELOS Inc.                                  3,186                          --
* Divine, Inc.                                 1,472                          --
* FiberNet Telecom Group, Inc.                    10                          --
* Network-1 Security Solutions, Inc.             975                          --
* Pinnacle Holdings Inc. REIT                  2,023                          --
* Evolve Software, Inc.                           30                          --
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $1,034,930)                            $       930,548
--------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.1%)(1)
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
  (2) 1.168%, 7/2/2003                              $       1,000          1,000
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.16%, 7/1/2003                                           7,215          7,215
  1.16%, 7/1/2003--Note E                                   2,357          2,357
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,572)                           10,572
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (Cost $1,045,502)                             941,120
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
INSTITUTIONAL TOTAL STOCK                                                 VALUE*
MARKET INDEX FUND                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Other Assets                                                              2,675
Liabilities--Note E                                                      (3,292)
                                                                 ---------------
                                                                           (617)
                                                                 ---------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                $      940,503
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 0.1%, respectively, of net assets. See Note C in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
AT JUNE 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                  $    1,195,065
Undistributed Net Investment Income                                         705
Accumulated Net Realized Losses                                        (150,543)
Unrealized Depreciation
  Investment Securities                                                (104,382)
  Futures Contracts                                                        (342)
--------------------------------------------------------------------------------
NET ASSETS                                                       $       940,503
================================================================================

Institutional Shares--Net Assets
Applicable to 13,412,665 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $       270,600
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL SHARES                 $         20.17
================================================================================

Institutional Plus Shares--Net Assets
Applicable to 33,203,005 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                    $       669,903
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INSTITUTIONAL PLUS SHARES            $         20.18
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                       INSTITUTIONAL TOTAL STOCK
                                                               MARKET INDEX FUND
                                                  SIX MONTHS ENDED JUNE 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $   7,731
  Interest                                                                   38
  Security Lending                                                           41
--------------------------------------------------------------------------------
    Total Income                                                          7,810
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Management and Administrative
    Institutional Shares                                                     73
    Institutional Plus Shares                                                84
--------------------------------------------------------------------------------
    Total Expenses                                                          157
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     7,653
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (30,214)
  Futures Contracts                                                         636
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                (29,578)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 137,586
  Futures Contracts                                                        (132)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        137,454
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $ 115,529
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                     INSTITUTIONAL TOTAL STOCK
                                                            MARKET INDEX FUND
                                                --------------------------------
                                                 SIX MONTHS                 YEAR
                                                      ENDED                ENDED
                                              JUNE 30, 2003        DEC. 31, 2002
                                                      (000)                (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $  7,653           $  18,195
  Realized Net Gain (Loss)                          (29,578)           (110,317)
  Change in Unrealized Appreciation
    (Depreciation)                                  137,454            (212,323)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                     115,529            (304,445)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income
  Institutional Shares                               (1,863)             (4,572)
  Institutional Plus Shares                          (5,062)            (13,622)
Realized Capital Gain
  Institutional Shares                                   --                  --
  Institutional Plus Shares                              --                  --
--------------------------------------------------------------------------------
    Total Distributions                              (6,925)            (18,194)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE F
  Institutional Shares                               (2,793)            (36,344)
  Institutional Plus Shares                         (90,423)           (263,357)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
     Share Transactions                             (93,216)           (299,701)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          15,388            (622,340)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               925,115            1,547,455
--------------------------------------------------------------------------------
  End of Period                                  $  940,503           $ 925,115
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

INSTITUTIONAL  TOTAL  STOCK  MARKET INDEX FUND INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS        YEAR ENDED          AUG. 31* TO
                                                                   ENDED          DEC. 31,             DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             JUNE 30, 2003             2002                  2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $       18.00        $    23.10           $   22.72
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .16               .32                .098
  Net Realized and Unrealized Gain (Loss)
    on Investments                                                  2.15             (5.10)               .421
---------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                2.31             (4.78)               .519
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.14)             (.32)              (.139)
  Distributions from Realized Capital Gains                           --                --                  --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                                             (.14)             (.32)              (.139)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $       20.17       $     18.00           $    23.10
===============================================================================================================

TOTAL RETURN                                                      12.88%           -20.77%                2.33%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                       $         271       $       245           $      358
Ratio of Total Expenses to Average Net Assets                    0.06%**             0.06%              0.06%**
Ratio of Net Investment Income
    to Average Net Assets                                        1.64%**             1.45%              1.33%**
Portfolio Turnover Rate                                             6%                  9%                15%
===============================================================================================================
*Inception.
**Annualized.

INSTITUTIONAL TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL PLUS SHARES
---------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS        YEAR ENDED           MAY 31* TO
                                                                   ENDED          DEC. 31,             DEC. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             JUNE 30, 2003              2002                 2001
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $       18.00       $     23.10           $   25.00
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                             .173              .327                .151
  Net Realized and Unrealized Gain (Loss)
    on Investments                                                2.150             (5.100)             (1.900)
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 2.323            (4.773)             (1.749)
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             (.143)            (.327)              (.151)
  Distributions from Realized Capital Gains                           --                --                  --
---------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (.143)            (.327)              (.151)
---------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                             $       20.18       $     18.00           $   23.10
===============================================================================================================

TOTAL RETURN                                                      12.96%           -20.74%              -6.96%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA

Net Assets, End of Period (Millions)                       $         670       $       680           $    1,189
Ratio of Total Expenses to Average Net Assets                   0.025%**            0.025%             0.025%**
Ratio of Net Investment Income
    to Average Net Assets                                        1.68%**             1.48%              1.36%**
Portfolio Turnover Rate                                             6%**                9%                15%
===============================================================================================================
*Inception.
**Annualized.


See accompanying Notes, which are an integral part of the Financial  Statements.

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Total Stock Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Institutional Plus Shares, to investors who invest minimum amounts of $200 million and $500 million, respectively. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FUTURES CONTRACTS: The fund uses S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Class-specific shareholder servicing fees are charged to each class at the contractual rate. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund, or, for shareholder services, each class of shares. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2002, the fund had available realized losses of $120,345,000 to offset future net capital gains of $4,981,000 through December 31, 2009, $99,393,000 through December 31, 2010, and
$15,971,000 through December 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At June 30, 2003, net unrealized depreciation of investment securities for tax purposes was $104,382,000, consisting of unrealized gains of $80,568,000 on securities that had risen in value since their purchase and $184,950,000 in unrealized losses on securities that had fallen in value since their purchase.

     At June 30, 2003, the aggregate settlement value of open futures contracts expiring in September 2003 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                       (000)
                          ------------------------------------------------------
                                                   AGGREGATE          UNREALIZED
                               NUMBER OF          SETTLEMENT        APPRECIATION
FUTURES CONTRACTS         LONG CONTRACTS               VALUE      (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                        32              $7,786               $(304)
S&P MidCap 400 Index                  3                 720                 (18)
Russell 2000 Index                    4                 897                 (20)
--------------------------------------------------------------------------------

Unrealized depreciation on open futures contracts is required to be treated as realized loss for tax purposes.

D. During the six months ended June 30, 2003, the fund purchased $26,732,000 of investment securities and sold $120,893,000 of investment securities, other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at June 30, 2003, was $1,837,000, for which the fund held cash collateral of $2,357,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                   SIX MONTHS ENDED                  YEAR ENDED
                                      JUNE 30, 2003            DECEMBER 31, 2002
                               ----------------------    -----------------------
                                AMOUNT        SHARES       AMOUNT        SHARES
                                 (000)         (000)        (000)          (000)
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES
  Issued                      $ 24,589         1,300     $ 35,745         1,787
  Issued in Lieu of Cash
    Distributions                1,863            98        4,572           238
  Redeemed                     (29,245)       (1,606)     (76,661)       (3,919)
                              --------------------------------------------------
   Net Increase (Decrease)--
    Institutional Shares         (2,793)        (208)     (36,344)       (1,894)
                              --------------------------------------------------

Institutional Plus Shares
  Issued                           760            41       56,247         3,294
  Issued in Lieu of Cash
    Distributions                1,018            54        2,538           131
  Redeemed                     (92,201)       (4,661)    (322,142)      (17,132)
                              --------------------------------------------------
    Net Increase (Decrease)--
    Institutional Plus Shares  (90,423)       (4,566)    (263,357)      (13,707)
================================================================================

INVESTING IS FAST AND EASY ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE YOUR INVESTMENTS WITH EASE

LOG ON TO VANGUARD.COM AND:

* See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.

*    Check your overall asset allocation, no matter where your assets are held.

*    Compare your holdings with industry benchmarks.

*    Analyze your personal performance.

* Invest online and even manage the mail you get from us. (Prefer to get fund reports like this one online? Just let us know!)

* Set up a Watch List to make it easy to track funds and securities of interest.

PLAN YOUR INVESTMENTS WITH CONFIDENCE

Go to our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections and:

* Take our Investor Questionnaire to find out what asset allocation might best suit your needs.

*    Find out how much you should save for retirement and for college costs.

* Discover how investment costs affect your bottom line by using our Compare Fund Costs tool.

* Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.

*    Attend our quarterly PlainTalk webcasts on investing.


Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

* CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

* MAKE IT AUTOMATIC.

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

* CONSIDER COST.

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

* REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts,
 New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY

Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio


For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers. The dates in parentheses below show when each trustee was initially elected.
--------------------------------------------------------------------------------
JOHN J. BRENNAN* (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA (2001)
Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September 1999), and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland) Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R.  GREGORY  BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September 1997); Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
--------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM
MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                               [PICTURE OF SHIP]
                                                          THE VANGUARD GROUP (R)
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600


Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Consolidated View, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

500 is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2003 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q8712 082003

Item 2: Code(s) of Ethics for senior financial officers - Item not applicable to semi-annual report.

Item 3: Audit Committee Financial Expert - Item not applicable to semi-annual report.

Item 4: Principal Accountant Fees and Services - Item not applicable to semi-annual report.

Item 5: Not Applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Reserved.

Item 9: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10: Exhibits attached hereto.  (Attach certifications as exhibits)

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD INSTITUTIONAL INDEX FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  August 18, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD INSTITUTIONAL INDEX FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date: :  August 18, 2003

       VANGUARD INSTITUTIONAL INDEX FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date: :  August 18, 2003

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.